                          Van Kampen American Capital


                             LIFE INVESTMENT TRUST


                              Semi-Annual Report
                                 June 30, 1997


                             [INSERT GRAPHIC HERE]


            --- Wealth of Knowledge . A Knowledge of Wealth/sm/ ---
                          VAN KAMPEN AMERICAN CAPITAL

                               Table of Contents

Letter to Policyholders.....................................................   1
Performance Results.........................................................   3
Portfolio Management Review.................................................   5
Asset Allocation Portfolio
  Portfolio of Investments..................................................  23
  Statement of Assets and Liabilities.......................................  29
  Statement of Operations...................................................  30
  Changes in Net Assets.....................................................  31
  Financial Highlights......................................................  32
Domestic Income Portfolio
  Portfolio of Investments..................................................  33
  Statement of Assets and Liabilities.......................................  35
  Statement of Operations...................................................  36
  Statement of Changes in Net Assets........................................  37
  Financial Highlights......................................................  38
Emerging Growth Portfolio
   Portfolio of Investments.................................................  39
   Statement of Assets and Liabilities......................................  45
   Statement of Operations..................................................  46
   Statement of Changes in Net Assets.......................................  47
   Financial Highlights.....................................................  48
Enterprise Portfolio
   Portfolio of Investments.................................................  49
   Statement of Assets and Liabilities......................................  53
   Statement of Operations..................................................  54
   Statement of Changes in Net Assets.......................................  55
   Financial Highlights.....................................................  56
Global Equity Portfolio
  Portfolio of Investments..................................................  57
  Statement of Assets and Liabilities.......................................  63
  Statement of Operations...................................................  64
  Statement of Changes in Net Assets........................................  65
  Financial Highlights......................................................  66
Government Portfolio
  Portfolio of Investments..................................................  67
  Statement of Assets and Liabilities.......................................  69
  Statement of Operations...................................................  70
  Statement of Changes in Net Assets........................................  71
  Financial Highlights......................................................  72
Growth and Income Portfolio
  Portfolio of Investments..................................................  73
  Statement of Assets and Liabilities.......................................  77
  Statement of Operations...................................................  78
  Statement of Changes in Net Assets........................................  79
  Financial Highlights......................................................  80
Money Market Portfolio
  Portfolio of Investments..................................................  81
  Statement of Assets and Liabilities.......................................  82
  Statement of Operations...................................................  83
  Statement of Changes in Net Assets........................................  84
  Financial Highlights......................................................  85
Morgan Stanley Real Estate Securities Portfolio
  Portfolio of Investments..................................................  86
  Statement of Assets and Liabilities.......................................  89
  Statement of Operations...................................................  90
  Statement of Changes in Net Assets........................................  91
  Financial Highlights......................................................  92
Notes to Financial Statements...............................................  93
Results of Shareholder Votes................................................ 102


LIT SAR 8/97

                            Letter to Policyholders

[PICTURE APPEARS HERE]
Dennis J. McDonnell and Don G. Powell

July 10, 1997

Dear Policyholder,

     As you know, Van Kampen American Capital was acquired by Morgan Stanley Group Inc., a world leader in asset management. Earlier this year, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. agreed to merge. The merger was completed on May 31, creating the combined company of Morgan Stanley, Dean Witter, Discover & Co. Additionally, we are very pleased to announce that Philip
N. Duff, formerly the chief financial officer of Morgan Stanley Group Inc., has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman of the firm. We are confident that these changes will continue to work to the benefit of our fund shareholders as we move into the next century.

     In our view, the rapid appreciation of U.S. stock prices in recent years has created a need for investors to examine their portfolios carefully to ensure proper diversification among domestic and foreign investments. We also urge investors to consider how their fund holdings are currently allocated among the three major asset classes of stocks, bonds, and cash reserves. Uneven movements in the various markets can distort a carefully planned investment program. And, with stock prices near record highs, it is likely that some rebalancing of your portfolio allocations may be necessary.

Economic Review

     Growth, stability, and confidence continued to characterize the U.S. economic environment during the past six months. In the first quarter, the economy grew at its fastest pace since 1987. Meanwhile, consumer confidence soared to its highest reading in 27 years, while unemployment fell as low as
4.8 percent, the lowest level since 1973.

     Despite the robust pace of economic activity, there was little evidence of troublesome inflation. Wholesale prices actually fell during each of the first five months of 1997, the longest stretch of consecutive monthly declines in 45 years. At the consumer level, prices rose by a mere 2.2 percent during the 12 months through May. A strong rally in the U.S. dollar helped dampen inflationary pressures resulting from the vigorous domestic economy by making imported goods less expensive. At the same time, continued moderation in the cost of employee benefit packages offset mild upward pressure on wages.

     In March, the inflationary implications of a tight labor market caused the Federal Reserve Board to raise its target for a key lending rate by one-quarter of a percentage point, the first hike in short-term interest rates in two years. Signs that economic growth slowed markedly in the second quarter, however, led Fed policymakers to leave rates unchanged at subsequent meetings.

Market Overview

      With a solid underpinning of record profits, strong economic growth, and low inflation, the U.S. equity market continued its torrid performance during the first half of 1997. For a brief time this spring, it appeared that economic growth was too robust and that inflation could reemerge. The Fed's increase in short-term rates, as well as worries about inflation, pushed stock and bond prices significantly lower during a one-month period beginning in mid-March.

                                       1                   Continued on page two

     By mid-April, signs that the economy was cooling began to emerge, and stocks skyrocketed to a series of record highs. The Wilshire 5000 Index of all publicly traded domestic companies gained 16.65 during the first six months of the year. Low inflation allowed the market's price/earnings multiple to remain high, while strong growth in corporate profits provided solid support for stock prices. At the same time, the Merrill Lynch Domestic Master Bond Index gained about 3.0 percent. High Yield corporate bonds were the best-performing sector of the fixed-income market, as the healthy economic environment increased investor confidence in the creditworthiness of lower-rated debt.

     Within the equity market, most of the gains were generated by large-capitalization stocks. The Russell 1000 Index of large companies gained 17.57 percent over the six months through June 30, almost double the return of the Russell 2000 Index of small-capitalization companies. Consumer non-cyclicals such as beverages and pharmaceuticals were among the top-performing industry groups, although the rally broadened by the end of June to include sectors that had previously been laggards, including cyclicals and small-company stocks.


Outlook

     We expect the pace of economic activity during the remainder of 1997 to accelerate modestly from the relatively sluggish rate that prevailed during the second quarter. While we do not believe that economic growth will be rapid enough to reignite inflation, some warning signs are present, including a tight labor market and high consumer confidence. In this environment, at least one additional Federal Reserve interest rate hike remains a possibility. We anticipate that long-term interest rates will remain within a relatively narrow range for the remainder of the year.

     We believe that equities should continue to do well given the likely continuation of the moderate-growth, low-inflation environment. However, we are concerned that the lengthy series of record highs in the U.S. stock market is creating unreasonable expectations among some investors. Valuations are extended and investment sentiment is exceptionally optimistic. Under such circumstances, a mild correction would not be unusual.

     We are fortunate to be experiencing a rare combination of sustained economic growth, low inflation, and highly favorable performance in the financial market. Along with our fund shareholders, we celebrate the seemingly best of economic times. Once again, we encourage you to review your portfolio with an eye toward correcting allocation imbalances.

     Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

/s/ Don G. Powell                                /s/ Dennis J. McDonnell

Don G. Powell                                    Dennis J. McDonnell
Chairman                                         President
Van Kampen American Capital                      Van Kampen American Capital
Asset Management, Inc.                           Asset Allocation Portfolio

            Performance Results for the Period Ended June 30, 1997

                          Asset Allocation Portfolio


Total Returns

Six-month total return based on NAV/1/.............................        8.01%
One-year total return based on NAV/1/..............................       17.06%
Five-year average annual total return based on NAV/1/..............       13.11%
Life-of-Portfolio average annual total return based on NAV/1/......       11.13%
Commencement date..................................................     06/30/87

                           Domestic Income Portfolio

Total Returns

Six-month total return based on NAV/1/.............................        4.57%
One-year total return based on NAV/1/..............................       12.34%
Five-year average annual total return based on NAV/1/..............        9.71%
Life-of-Portfolio average annual total return based on NAV/1/......        8.00%
Commencement date..................................................     11/04/87

Distribution Rate and Yield

Distribution rate/2/...............................................        9.14%
SEC Yield/3/.......................................................        7.02%

                           Emerging Growth Portfolio

Total Returns

Six-month total return based on NAV/1/.............................        8.71%
One-year total return based on NAV/1/..............................        8.47%
Life-of-Portfolio average annual total return based on NAV/1/......       21.86%
Commencement date..................................................     07/03/95

                             Enterprise Portfolio

Total Returns

Six-month total return based on NAV/1/.............................       17.32%
One-year total return based on NAV/1/..............................       29.70%
Five-year average annual total return based on NAV/1/..............       18.82%
Ten-year average annual total return based on NAV/1/...............       12.25%
Life-of-Portfolio average annual total return based on NAV/1/......       12.22%
Commencement date..................................................     04/07/86

                            Global Equity Portfolio

Total Returns

Six-month total return based on NAV/1/.............................       17.41%
One-year total return based on NAV/1/..............................       22.65%
Life-of-Portfolio average annual total return based on NAV/1/......       18.87%
Commencement date..................................................     07/03/95

                             Government Portfolio

Total Returns

Six-month total return based on NAV/1/................................     2.98%
One-year total return based on NAV/1/.................................     7.49%
Five-year average annual total return based on NAV/1/.................     5.61%
Ten-year average annual total return based on NAV/1/..................     7.51%
Life-of-Portfolio average annual total return based on NAV/1/.........     6.84%
Commencement date.....................................................  04/07/86

Distribution Rate and Yield

Distribution rate/2/..................................................     6.25%
SEC Yield/3/..........................................................     6.49%

                          Growth and Income Portfolio

Total Returns

Six-month total return based on NAV/1/................................    16.00%
Life-of-Portfolio cumulative total return based on NAV/1/.............    15.65%
Commencement date.....................................................  12/23/96

                Morgan Stanley Real Estate Securities Portfolio

Total Returns

Six-month total return based on NAV/1/................................     6.51%
One-year total return based on NAV/1/.................................    38.01%
Life-of-Portfolio average annual total return based on NAV/1/.........    27.35%
Commencement date.....................................................  07/03/95


/1/ Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

/2/ Distribution rate (based on net asset value) represents the annualized distributions of the Portfolio at the end of the period and not the earnings of the Portfolio.

/3/ SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending June 30, 1997.

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Portfolio shares, when redeemed, may be worth more or less than their original cost.

                          Portfolio Management Review

                          Asset Allocation Portfolio

The following is an interview with the portfolio management team of the Van Kampen American Capital Life Investment Trust--Asset Allocation Portfolio. The team is led by B. Robert Baker, Jr. and Thomas Copper, portfolio co-managers, and Alan T. Sachtleben, chief investment officer for equity investments.

Q What economic factors influenced the stock and bond markets during the past six months?

A The rare combination of moderate economic growth and historically low inflation provided a nearly ideal environment for equity investments and drove the stock market to new heights. In general, large, well-established companies performed better than their smaller competitors during the past six months. The economy grew at a remarkably strong pace in the first quarter of the year, which caused investors to worry that inflation might become a problem. This concern increased volatility in stock prices and precipitated a month-long market correction in mid-March that wiped out all year-to-date gains. Stocks rebounded quickly after economic data was released in April showing negligible inflation and hints of a slowdown in growth. In May, the Dow Jones Industrial Average rallied to record-breaking heights and recouped its losses. The reporting period ended on a positive note, as stocks continued to surge ahead through the end of June.

      Conditions in the bond market were not quite as favorable. The strength of the economy and concerns about inflation put mild downward pressure on bond prices during the period. In March, inflationary concerns peaked in conjunction with a rate increase by the Federal Reserve Board and ignited a period of volatility in the bond market. However, subsequent indications of benign inflation and a slow down in economic growth caused the bond market to rally through the end of June.

Q    How did you manage the Portfolio in response to these events?

A We believed the stock market was overvalued, so the Portfolio was slightly underweighted in stocks and overweighted in bonds during the reporting period. As of June 30, 1997, the portfolio was comprised of approximately 51 percent stocks, 41 percent bonds, and 8 percent short-term investments.

     In the equity portion of the portfolio of the Asset Allocation Portfolio, we concentrate on undervalued stocks that have the potential for future appreciation. To do this, we look for companies with stock prices that we believe are low compared to their intrinsic worth or future potential--companies that are temporarily out of favor. Then, we try to identify a catalyst that might move the stock from being undervalued to being fairly valued, such as new management, restructuring, reorganization, or a regulatory change in the company's industry. When we find a company that is undervalued and has an identifiable catalyst, we consider purchasing the security. In addition, we use what is known as a "bottom up" stock selection process. This means we evaluate stocks one by one and make purchases wherever we find a good opportunity, rather than maintaining defined sector allocations.

Q    What factors contributed to the Portfolio's performance?

A As always, stock selection was critical. We were relatively underweighted in technology, but our holdings in this sector performed very well including, Compaq Computer Corp. and Dell Computer Corp. In addition, health care (Schering Plough Corp., Aetna, Inc.), consumer distribution (Pier 1 Imports, Inc., Dayton Hudson Corp.), and producer manufacturing companies (Caterpillar, Inc., Ingersoll Rand Co.) produced winners. We underweighted the financial sector because we believe that it is generally overvalued. And, we sold our holding in AT&T Corp., which disappointed us during the reporting period. MCI Communications Corp. was sold after it achieved what we thought was its fair value, following an agreement to merge with British Telecom. Also, we decreased our position in WMX Technologies, Inc., whose stock price has been flat this year. We continue to hold onto the stock, however, because we believe it is relatively undervalued and could appreciate when certain management issues are resolved.

     In the bond portion of the portfolio, we focused on investment grade securities rated A or better with 10- to 20-year maturities and maintained the duration at a relatively long 8 years. Duration is a measurement of the portfolio's sensitivity to interest rate fluctuations--the longer the Portfolio's duration, the greater the effect of interest rate movements on the Portfolio's net asset value. Typically, funds with short durations have tended to perform better when interest rates are rising, while funds with long durations have outperformed when rates are declining.

                            [INSERT PIE CHART HERE]

Holdings by Sector as of June 30, 1997*

Other 10.0%
U.S. Government Obligations 17.7%
Utilities 17.1%
Finance 10.2%
Energy 9.2%
Technology 7.0%
Consumer Non-Durables 6.8%
Producer Manufacturing 6.8%
Consumer Services 5.8%
Health Care 4.9%
Consumer Distribution 4.5%

*As a percentage of long-term investments.


Q    How did the Portfolio perform over the past six months?

A Typically, the Portfolio's large bond component will cause the Portfolio's returns to trail the Standard & Poor's 500-Stock Index whenever the bond market lags the stock market, and this was the case during the reporting period. The Portfolio achieved a six-month total return of 8.01 percent/1/ at net asset value, as of June 30, 1997. By comparison, the S&P 500-Stock Index returned
20.59 percent, and the Lipper Balanced Fund Index, which more closely resembles the Portfolio, returned 11.19 percent. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Lipper Balanced Fund Index reflects the average performance of the largest balanced funds.

     Keep in mind that these indices are unmanaged statistical composites that do not include any commissions, fees, or sales charges that would be paid by an investor purchasing the securities or investments they represent. Please refer to the chart on page three for additional Portfolio performance results.

Q    What is your outlook for the Portfolio for the remainder of the year?

A Currently, the markets are basking in the best of all possible environments: low inflation, moderate economic growth, and solid corporate earnings. While we don't believe inflation is a serious concern, some warning signs are present, including strong job growth, high consumer confidence, and a mild upturn in wages. The recent rally in stock and bond prices suggests that investors believe the Fed will successfully engineer a slowdown in growth without tipping the economy into a recession. However, volatility could remain high until then.

     As the stock market continues to climb, it becomes increasingly sensitive to changes in the economic environment--even minor events can trigger declines. And high stock prices often translate into high risk for investors, because expensive securities have farther to fall in a market downturn than low-priced stocks. In this environment, investments such as the Asset Allocation Portfolio--which seeks out undervalued securities and maintains a bond component--may potentially reduce the impact of a stock market decline while participating in its advances.


/s/ Alan T. Sachtleben    /s/ B. Robert Baker, Jr.    /s/ Thomas Copper


Alan T. Sachtleben        B. Robert Baker, Jr.        Thomas Copper
Chief Investment Officer  Portfolio Co-Manager        Portfolio Co-Manager
Equity Investments        Asset Allocation Portfolio  Asset Allocation Portfolio



                                       7       Please see footnotes on page four

                          Portfolio Management Review

                           Domestic Income Portfolio

The following is an interview with the management team of the Van Kampen American Capital Life Investment Trust--Domestic Income Portfolio. The team is led by Walter W. Stabell, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments.

Q What were the market conditions in which the Portfolio operated during the past six months?

A In January, the yield on the benchmark 30-year Treasury rose from 6.65 percent to 6.95 percent, sending bond prices lower. Bond yields fell to a low of 6.53 percent during a very sharp three-week rally, lifting bond prices higher. However, the market was soon pummeled by fears of an upsurge in inflation, climbing interest rates, and expectations that rates would keep climbing.

     Towards the latter part of the first quarter, the spread in corporate bond yields generally widened (with a corresponding decrease in bond prices), reversing their long-running narrowing trend. In many sectors, spreads retreated to near their year-end levels. Several factors contributed to this move; most notably, concerns that the one-quarter percentage point increase in the federal funds rate in March would be the first of several such moves, and that longer-term Treasury yields would rise as a result. By mid-April, 30-year Treasury yields reached 7.17 percent, their high for the six-month period ended June 30.

     During the second quarter, a rally in bonds took the yield on the benchmark 30-year Treasury to 6.65 percent, the lowest level since late February.

Q    How did you position the Portfolio in response to these conditions?

A To maintain diversification and seek to reduce risk, we continued to allocate the Portfolio's assets across a variety of sectors within the fixed-income market. At June 30, 1997, approximately 62 percent of the Portfolio's assets were invested in investment-grade corporate bonds, with 18 percent invested in high-yield corporate bonds, 15 percent in securities of government agencies, and 5 percent in common and preferred stock.

     Over the long term and during periods of declining interest rates, the Portfolio has performed quite well in comparison to its peer group, due in large part to its overweighting of long-term, non-callable, investment-grade corporate bonds, and to high-yield corporate components. During the reporting period, the Portfolio was recognized by Lipper Analytical as the top-performing variable annuity portfolio relative to the BBB Bond Fund Group. This is the eighth Lipper award earned by the Portfolio in the last six years. For the trailing 12-month period ended June 30, 1997, the Portfolio was ranked first of 86 like funds, for the three-year period, the Portfolio was ranked second of 62 funds, and for the five-year period, the Portfolio was ranked first of 46 funds.

     With interest rates relatively low and investment-grade and high-yield corporate yield spreads at historical lows, managing the duration became a more important tactic during the first half of 1997. Duration, which is expressed in years, is a measurement of a bond's price sensitivity to changes in interest rates. The longer the Portfolio's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in a rising rate environment, while funds with longer durations have performed better when rates are declining. For most of the period, the Portfolio's duration was kept equivalent to or slightly longer than that of its benchmark, the Lehman Brothers Index of BBB Corporate Bonds. At present, the Portfolio's duration is 6.6 years, approximately six months longer than that of the benchmark index.

Q    How did the Portfolio perform during the first half of 1997?

A For the six months ended June 30, 1997, the Portfolio achieved a total return of 4.57 percent/1/ at net asset value. By comparison, the Lehman
Brothers Index of BBB Corporate Bonds produced a total return of 3.49 percent for the same period. Keep in mind that this index is a broad-based, unmanaged index that reflects the general performance of investment-grade corporate bonds. It does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents.

     Dividends paid and reinvested by the Portfolio during the period totaled $0.025 per share. Recall that the majority of dividends paid by the Portfolio have been distributed annually in December. Please refer to the chart on page three for additional Portfolio performance results.

Q What is your outlook for the fixed-income market and the Portfolio in the months ahead?

A The long-term interest rate outlook is as cloudy as the near-term view is clear. For now, it is difficult to imagine a better environment for bonds.
Astonishingly low inflation, slowing economic growth, coupled with a shrinking supply of municipal bonds and a slowdown in new Treasury and corporate bond issuance, add to the market's exuberance.

     At the same time, the stock market's remarkable climb has encouraged asset allocators and market timers to shift from stocks to bonds. Other money managers may be dedicating additional money to bonds in order to obtain a prudent asset mix in their portfolios.

     As long as the economy continues to grow at a moderate pace and inflation remains non-existent, we look for 30-year Treasuries to trade in a range between 6.250 and 6.625 percent. As time goes on, we'll get a better idea of which direction the economy is taking. Until then, we will maintain our somewhat neutral stance, with a duration within six months of our index.

/s/ Peter W. Hegel                      /s/ Walter W. Stabell
------------------------                -------------------------

Peter W. Hegel                          Walter W. Stabell
Chief Investment Officer                Portfolio Manager
Fixed Income Investments                Domestic Income Portfolio

                          Portfolio Management Review

                           Emerging Growth Portfolio

The following is an interview with the portfolio management team of the Van Kampen American Capital Life Investment Trust--Emerging Growth Portfolio. The team is led by Gary M. Lewis, portfolio manager, David Walker and Janet Willis, associate portfolio managers, and Alan T. Sachtleben, chief investment officer for equity investments.

Q    What economic factors influenced the market during the reporting period?

A The rare combination of moderate economic growth and historically low inflation provided a nearly ideal environment for equity investments and drove the stock market to new highs. In general, large, well-established companies performed better than their smaller competitors during the past six months. The economy grew at a remarkably strong pace in the first quarter of the year, which caused investors to worry that inflation might become a problem. This concern increased volatility in stock prices and precipitated a month-long market correction in mid-March that wiped out all year-to-date gains.

     Stocks rebounded quickly after economic data was released in April showing negligible inflation and hints of a slowdown in growth. In May, the Dow Jones Industrial Average rallied to record-breaking heights and recouped its losses. The reporting period ended on a positive note, as stocks continued to surge ahead through the end of June.

Q Given these events, what was your strategy in managing the Portfolio to meet its objective?

A Our fundamental investment strategy for the Portfolio never varies: we look for stocks with rising earnings expectations and rising valuations. This involves selecting stocks on the basis of a company's potential to outperform earnings expectations--to produce a positive earnings surprise. Conversely, we sell stocks quickly if their earnings estimates are declining, although we are more patient with stocks with declining valuations. Our stock selection process is referred to as "bottom-up," which means we evaluate stocks one by one and make purchases wherever we find a good opportunity, rather than maintaining defined sector allocations.

     In addition, we maintain two general principles in managing the Portfolio. First, we remain fully invested in equity investments, rather than holding a large percentage of the Portfolio's assets in cash. And second, we place a priority on meeting with the management teams behind the companies whose stock we invest in. These meetings help us determine if a company has an effective business philosophy and if management is disciplined in implementing it. Also, we learn about a company's opportunities within its particular industry and decide if we have confidence in its ability to maximize its growth potential.

Q    What changes did you make to the portfolio during the reporting period?

A No single sector stood out as a top performer during the entire reporting period, so our portfolio changes are a reflection of where we found good opportunities on a stock-by-stock basis. Going into 1997, the Portfolio was overweighted in technology and energy, which helped the Portfolio in the second half of 1996. However, a January correction in these sectors was detrimental to the Portfolio, and we subsequently reduced our exposure, moving the assets primarily into health care, finance, and retail. Lately, we have reduced our position in specialty finance companies such as Money Store and First Plus Financial, due to default and credit quality concerns, and we've put some assets back into technology and energy stocks. At June 30, 1997, the Portfolio was overweighted in technology (35 percent), energy (8 percent), and consumer distribution (11 percent), and it is underweighted in health care (11 percent).

     The stock market's bias toward large companies during the reporting period worked against the Portfolio, which focuses on small and medium-sized growth companies. However, we took advantage of the Portfolio's flexibility to invest in some large-capitalization holdings and picked up big names such as Intel, Dell Computer, and Microsoft in order to participate in their gains. Lately, we have seen renewed potential in the small-cap market, so we trimmed or sold some of our large-cap stocks, such as Intel.

                             [Chart appears here]

Holdings by Sector as of June 30, 1997*

Other 10.1%
Technology 35.4%
Consumer Distribution 11.4%
Health Care 11.4%
Finance 10.2%
Energy 8.3%
Consumer Services 8.0%
Producer Manufacturing 5.2%


*As a Percentage of Long-Term Investments

Q    How did the Portfolio perform over the past six months?

A The underperformance of small-cap stocks hindered the performance of the Portfolio and the Russell 2000 Stock Index, while the strong returns of the
Standard & Poor's 500-Stock Index are indicative of the recent success of large-company stocks. The Portfolio achieved a six-month total return of 8.71 percent/1/ at net asset value, as of June 30, 1997. By comparison, the S&P 500-Stock Index returned 20.59 percent, and the Russell 2000 Stock Index, which more closely resembles the Portfolio, returned 10.20 percent. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Russell 2000 Index reflects the general performance of smaller-cap stocks.

     Keep in mind that these indices are unmanaged statistical composites that do not include any commissions, fees, or sales charges that would be paid by an investor purchasing the securities or investments they represent. Please refer to the chart on page three for additional Portfolio performance results.

Q    What is your outlook for the Portfolio for the remainder of the year?

A Currently, the stock market is basking in the best of all possible environments: low inflation, moderate economic growth, and solid corporate earnings. While we don't believe inflation is a serious concern, some warning signs are present, including strong job growth, high consumer confidence, and a mild upturn in wages. The rally in stock prices suggests that investors believe the Federal Reserve Board will successfully engineer a slowdown in growth without tipping the economy into a recession. However, volatility could remain high until then.

     On a relative basis, small-cap stocks generally trade at a premium to the larger stocks of the S&P 500-Stock Index. However, the spread in relative prices between small-cap and large-cap stocks has narrowed over the past three or four years, and it appears to be close to bottoming out. Historically, such an event has been followed by a rebound in small-company stock prices. As such, we anticipate a gradual--and probably volatile--small-cap rally that could last several years. Stock selection will be very important in such an environment, and we'll continue to implement our disciplined process.


/s/ Alan T. Sachtleben          /s/ Gary Lewis

Alan T. Sachtleben              Gary Lewis
Chief Investment Officer        Portfolio Manager
Equity Investments              Emerging Growth Portfolio


                                       11      Please see footnotes on page four

                         Portfolio Management Review

                             Enterprise Portfolio

The following is an interview with the portfolio management team of the Van Kampen American Capital Life Investment Trust--Enterprise Portfolio. The team is led by Jeff D. New, portfolio manager, and Alan T. Sachtleben, chief investment officer for equity investments.

Q    What factors influenced the market during the past six months?

A The rare combination of moderate economic growth and historically low inflation provided a nearly ideal environment for equity investments and drove the stock market to new highs. The economy grew at a remarkably strong pace in the first quarter of the year, which caused investors to worry that inflation might become a problem. This concern increased volatility in stock prices and precipitated a month-long market correction that began in early March, wiping out all year-to-date gains.

     Stocks rebounded quickly after economic data was released in April showing negligible inflation and hints of a slowdown in growth. In May, the Dow Jones Industrial Average rallied to record-breaking heights and recouped its losses. Overall, large well-established companies weathered the past six months better than their smaller competitors. The reporting period ended on a positive note, as stocks continued to surge ahead through the end of June.

Q Given this environment, what was your strategy in seeking to meet the Portfolio's objective?

A We maintain a consistent strategy of stock selection, seeking to identify companies with positive future fundamentals at attractive prices. We look for stocks that have one or more of the following traits: consistently above-average earnings growth, accelerating earnings growth, better-than-expected fundamentals, or an underlying change in a company, industry, or regulatory environment. Our selection process is referred to as "bottom up," which means we evaluate stocks one by one and make purchases wherever we find a good opportunity, rather than maintaining defined sector allocations. This strategy of purchasing attractively valued, high-quality companies regardless of sector was successful for the Portfolio during the reporting period.

Q    What changes did you make to the portfolio?

A Because we use a bottom-up selection process, our sector weightings are a reflection of where we found good opportunities on a stock-by-stock basis.
The portfolio was slightly overweighted in the health-care sector, because we increased our holdings in several pharmaceutical firms, including Merck, Bristol-Myers Squibb, and Pfizer. Also, we are optimistic about HMOs such as Aetna and Wellpoint Health Network. Generally, we believe the outlook for HMOs is growing more positive, as they continue to gain market share and show greater profitability. In particular, Wellpoint Health Network has been acquiring smaller firms, which has allowed them to add new members while cutting redundant costs. Their stock price has appreciated almost 34 percent so far this year.

     In the financial sector, we reduced our overall weighting but added substantially to our holdings in Conseco, a financial services holding company that operates life insurance firms. Recently, we visited with representatives from Conseco, and they gave us a first-hand account of their positive fundamentals, earnings growth, and quality of management. Meetings like this one are key to a bottom-up selection strategy--we think it is the single most valuable way for us to spend our time. We try to meet or have discussions with 300 to 400 management teams each year in an effort to gain insight into the companies whose securities we are evaluating.

     Technology was the Portfolio's largest sector, with about 22 percent of the Portfolio's long-term investments allocated here. Our holdings in BMC Software, International Business Machines, and Compaq Computer Corp. served the portfolio well during the reporting period. Compaq is especially attractive to us now, since we visited the company this spring. In the past year, they appointed a new chief financial officer who has focused on increasing profitability and reducing inventory, which should lower the company's risks and operating costs. Compaq's stock price has returned almost 34 percent this calendar year. They are a good example of our stock selection strategy at work--we believe Compaq is reasonably priced and has positive future fundamentals.

Q    How did the Portfolio perform over the past six months?

A The Portfolio achieved a six-month total return of 17.32 percent/1/ at net asset value, as of June 30, 1997. By comparison, the Standard & Poor's
500-Stock Index returned 20.59 percent, and the Lipper Growth Fund Index returned 15.40 percent.

     The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Lipper Growth Fund Index reflects the average performance of the largest growth funds. Keep in mind that these indices are unmanaged statistical composites that do not include any commissions, fees, or sales charges that would be paid by an investor purchasing the securities they represent. Please refer to the chart on page three for additional Portfolio performance results.

Q    What is your outlook for the remainder of the year?

A Currently, the stock market is experiencing a nearly perfect environment: low inflation, moderate economic growth, and solid corporate earnings.
While we don't believe inflation is a serious concern, some warning signs are present, including strong job growth, high consumer confidence, and a mild upturn in wages. The recent rally in stock prices suggests that investors believe the Federal Reserve Board will successfully engineer a slowdown in growth without tipping the economy into a recession. However, volatility could remain high until then.

     Because the stock market has flourished lately, we are finding it harder to identify promising securities that we believe are attractively priced. Inflated stock prices often carry high risk: the more expensive a security, the farther its price can fall in a downturn. Our strategy for the Enterprise Portfolio emphasizes securities with strong fundamentals at reasonable prices, so we believe the Portfolio will be in good standing in the months ahead.


/s/ Alan T. Sachtleben           /s/ Jeff D. New

Alan T. Sachtleben               Jeff D. New
Chief Investment Officer         Portfolio Manager
Equity Investments               Enterprise Portfolio


                                       13      Please see footnotes on page four

                          Portfolio Management Review

                            Global Equity Portfolio

The following is an interview with the management team of the Van Kampen American Capital Life Investment Trust-Global Equity Portfolio. Through March 31, 1997, the Fund was co-managed by portfolio manager Jeff D. New, Van Kampen American Capital (U.S. holdings), and portfolio manager Peter Kysel, John Govett & Co. Limited (international holdings). As of April 1, 1997, the Fund is co-managed by portfolio managers Barton M. Biggs, Madhav Dhar, Francine J. Bovich, and Ann D. Thivierge, Morgan Stanley Asset Management Inc.

Q How would you characterize the market conditions in which the Portfolio operated during the six-month period ended June 30, 1997?

A During the period, there were several prevailing trends in the global marketplace:

 . Interest rates fell across Europe as countries worked to meet inflation and budget deficit criteria required for inclusion into European Monetary Union, scheduled for January 1, 1999. The tight fiscal policies allowed long-term interest rates to decline, especially in peripheral European countries whose bond yields had previously included a larger inflation risk factor. Lower interest rates, in turn, provided a healthy environment for equity prices. The following table displays changes in 10-year government bond yields over the fiscal year:


                                                Percentage
            June 30, 1997   June 30, 1996         Change
            -------------   -------------         ------
Italy.......... 6.86% ......... 9.42% ........... -27.18%
Spain.......... 6.35% ......... 8.86% ........... -28.33%
Germany........ 5.68% ......... 6.50% ........... -12.62%
France......... 5.58% ......... 6.50% ........... -14.15%
U.K............ 7.09% ......... 7.89% ........... -10.14%
Netherlands.... 5.60% ......... 6.44% ........... -13.04%

 . Many Pacific Rim economies experienced a mild slowdown in growth rates, primarily because of weak demand and pricing for electronic exports. Also, Thailand and South Korea struggled with the loss of economic competitiveness to lower-wager nations such as China, Vietnam, and Indonesia. Thailand's massive trade deficit created fears that its currency would be devalued.

 . Economic growth in the United States spurted in the first quarter, leading to concerns that the Federal Reserve would raise interest rates aggressively to head off possible inflation. Continued robust growth in corporate profits supported higher U.S. equity prices despite a mild increase in short-term interest rates. As the reporting period ended, signs that economic activity was slowing allowed long-term interest rates to fall and monetary policy to remain steady.

Q What significant investment techniques and strategies were used to pursue the Portfolio's investment objective?

A As a result of our top-down analysis of global markets, we took the following approach to regional allocations at the end of the fiscal year, relative to the Morgan Stanley Capital International World Index:

 .   A neutral position in Europe, with a slight overweighting in Germany,
    France, and Spain

 .   A mild overweighting in developed Asia

 .   A moderate underweighting in the United States and Japan

Top Five Countries Represented
       in the Portfolio
     as of June 30, 1997

        United States
            Japan
        United Kingdom
         Switzerland
            France


Q  How has the Portfolio performed during the reporting period?

A We are pleased to report that the Portfolio achieved a six-month total return of 17.41 percent/1/ at net asset value. During the same period, the Morgan
Stanley Capital International (MSCI) World Index + Dividends generated a total return of 15.62 percent. Please keep in mind that the MSCI World Index is an unmanaged index used as a benchmark for general global equity funds. It does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Please refer to the chart on page three for additional Portfolio performance results.

Q  What is the outlook for the months ahead?

A We expect the rate of global economic activity to accelerate, with only a moderate pick-up in inflation from current levels. We also anticipate that consumer spending will increase, especially in Europe and Japan, giving corporations a small amount of relief from the intense pricing pressures of recent years. Overall, the pattern of moderate but accelerating growth with only mild increases in inflation and interest rates will create a favorable backdrop for global equity prices. In Europe, we anticipate that progress towards monetary union will continue, although the election of leftist-leaning political elements in France increases the risk of delay in implementation. We also believe that growth in the Pacific Basin should rebound modestly from its current cyclically depressed level. In the United States, we find stock prices to be generously valued, in part because of extreme optimism over the future growth rate of corporate profits. Accordingly, we prefer to take a defensive approach to the domestic equity market.


/s/ Barton M. Biggs                         /s/ Madhav Dhar
Barton M. Biggs                             Madhav Dhar
Portfolio Manager                           Portfolio Manager
Morgan Stanley Asset Management Inc.        Morgan Stanley Asset Management Inc.


/s/ Francine J. Bovich                      /s/ Ann D. Thivierge
Francine J. Bovich                          Ann D. Thivierge
Portfolio Manager                           Portfolio Manager
Morgan Stanley Asset Management Inc.        Morgan Stanley Asset Management Inc.

                                       15   Please see footnotes on page four

                          Portfolio Management Review

                             Government Portfolio

The following is an interview with the management team of the Van Kampen American Capital Life Investment Trust--Government Portfolio. The team is led by John R. Reynoldson, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments.

Q What economic factors influenced the fixed-income market over the past six months?

A The bond market entered 1997 on a weak note, as bond prices moved lower amid concerns that an accelerating economy would lead to rising inflation and interest rates. During the early stages of 1997, we continued to see strong evidence of an economy on the upswing. Consumer spending was rising, business inventories were up, and first quarter gross domestic product (GDP) growth--combined with fourth quarter, 1996 GDP figures--showed the economy surging at its fastest pace in years. All of these factors contributed to the Federal Reserve Board's decision to boost the federal funds rate by one-quarter of one percent in late March.

        Beginning in April, however, economic reports started to show a rather significant slowdown in growth. This eased fears of further Fed action and spurred a recovery in bond prices that continued well into June.

Q How did the Portfolio perform during the six-month period ended June 30, 1997?

A Like most fixed-income funds, the Government Portfolio was impacted by the early sell-off in bonds, but was able to rebound from this setback and achieve a six-month total return of 2.98 percent/1/ at net asset value. By comparison, the Lehman Brothers Mutual Fund U.S. Government/Mortgage Index produced a total return of 3.10 percent. Keep in mind that this index is a broad-based, unmanaged index that reflects the general performance of U.S. government and mortgage-backed securities and does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents.

        During the period, the dividend continued to provide shareholders with solid current income. As of June 30, 1997, the distribution rate was 6.25 percent/2/, based on a monthly dividend of $0.045 per share and a public offering price of $8.64 per share. Please refer to the chart on page four for additional Portfolio performance results.

Q       What factors have contributed to the Portfolio's success?

A We adjusted the Portfolio's duration to seek to take advantage of ongoing interest rate trends. Early in the period, the duration was around 4.3 years, one-half year shorter than normal. Duration, which is expressed in years, is a measurement of a bond's price sensitivity to changes in interest rates. The longer the Portfolio's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates are declining. This short duration made the Portfolio less susceptible to rising interest rates, which helped to cushion the impact of the Fed's increase. As the economy revealed signs of weakness, we lengthened duration to 5.1 years, which is where it currently stands.

        Another key contributing factor has been the portfolio allocation. As of June 30, 1997, 64.0 percent of the Portfolio's long-term investments were allocated to mortgage-backed securities and 36.0 percent were invested in U.S. Treasuries. Normally, we strive for a 50/50 split between Treasuries and mortgages, but our decision to overweight mortgage-backed issues helped us manage the duration and pursue the most attractive investments within the fixed-income market.

                                   [Graph]

Q.  What is your outlook for the future of the Portfolio?
A. Because inflation appears to be well under control and global interest rates remain low, U.S. interest rates have the potential to move lower. If that happens, we'll keep a close eye on the mortgage market, which tends to experience a great deal of refinancing when rates drop. In addition, we'll continue to monitor various economic reports and determine whether to make any adjustments to the Portffolio's duration or portfolio allocation.


/s/ Peter W. Hegel                     /s/ John R. Reynoldson
------------------------------             --------------------------
    Peter W. Hegel                         John R. Reynoldson
    Chief Investment Officer               Portfolio Manager
    Fixed Income Investments               Government Portfolio

                          Portfolio Management Review

                          Growth and Income Portfolio


The following is an interview with the portfolio management team of Van Kampen American Capital Life Investment Trust--Growth and Income Portfolio. The team is led by James A. Gilligan, portfolio manager, Scott Carroll and Bret Stanley, assistant portfolio managers, and Alan T. Sachtleben, chief investment officer for equity investments.

Q What were the key market conditions in which the Portfolio operated over the past six months?
A The combination of moderate economic growth and historically low inflation provided a near-ideal environment for equity investments during the period.
In addition, a weak bond market has been unable to siphon investment money away from the stock market. Stocks continued to soar to record highs, but not without occasional flashes of volatility. We saw a correction of around 10 percent (as measured by the Dow Jones Industrial Average) that lingered from mid-March through mid-April. Since then, however, market averages have roared back, amply recovering from earlier losses.
   Throughout the period, concerns over rising interest rates set the tone, as investors worried that the Federal Reserve Board's commitment to controlling inflation by raising short-term interest rates might slow the economy and cut into corporate earnings. The Fed raised the federal funds rate in mid-March by a quarter percentage point, its first rate hike in two years.

Q  How did you manage the Portfolio in response to these market conditions?
A We maintained our disciplined stock-selection process by attempting to identify signals that a company's market valuation will improve. A positive fundamental change, such as new management, extraordinary growth, or positive dynamics within its industry, signifies a company's potential for accelerating earnings. However, the universe of available and attractive stocks has been fairly narrow over the past year, with the bulk of the market's performance coming from a small number of large issues. Within this environment it has been increasingly important for us to select individual stocks with valuations we can justify, as opposed to buying trendy stocks with inflated prices.
   In an effort to further diversify the portfolio and search for new stocks, we broadened our exposure overseas a bit, to approximately 14 percent at the end of the reporting period. Companies that have underperformed, but have signaled a possible turnaround with new management or another significant change, seem to be increasingly available outside the U.S. market.

Q What were some of the sectors represented in the portfolio over the reporting period?
A Health care, one of the best-performing sectors of the first quarter, and financial services were two of the portfolio's largest sector holdings during the six months. Technology, producer manufacturing, and energy rounded out the top five sector holdings.
   In the financial services sector, companies are consolidating and buying back stock, which has enhanced the prospects of strong future earnings growth in this sector. Compared to 1996, the portfolio is more evenly distributed among the different areas of the financial industry, including an increased weighting in the insurance industry.
   In the health-care sector, we focused our holdings on large pharmaceutical companies, which have benefited from the high-volume growth spurred by trends in managed care. We are slightly overweighted in this sector, as it continues to show the potential for appreciation.

   The Portfolio's performance was hindered somewhat by its weighting in the utility sector due to lingering questions about the ability of companies to perform in a deregulated environment. The deregulation process, while progressing, is moving slowly and sporadically. We continue to maintain exposure to utility stocks due to their excellent valuations, and rely on our stock-selection fundamentals to search out investment opportunities.

Q  How did the Portfolio perform during the reporting period?
A The Portfolio achieved a total return of 16.00 percent/1/ at net asset value for the six-month period ended June 30, 1997. By comparison, the Standard &
Poor's 500-Stock Index returned 20.59 percent for the same period. Keep in mind that the S&P 500-Stock Index is a broad-based, unmanaged index reflecting general stock market performance and does not reflect any commissions or fees that would be incurred by an investor purchasing the securities it represents. Please refer to the chart on page four for additional Portfolio performance results.

Q  How will you position the Portfolio in preparation for the months ahead?
A Our intent is to maintain a disciplined stock-selection process, remain true to our strategy, avoid weighting the portfolio too heavily in any one sector, and keep the portfolio as close to fully invested as possible. At some point, the stock market will broaden to include a wider universe of value-oriented growth stocks, which should benefit the Portfolio. We believe that our portfolio management philosophy will potentially temper the effects of market volatility on the Portfolio on a relative basis. Of course, we are not immune to market declines, but our portfolio characteristics may provide a buffer that more aggressive funds may lack.
    In keeping with the expectations of the Portfolio's shareholders, we continue to refrain from taking extreme positions that we believe will expose the portfolio to unwarranted risk. As always, we will search for the best companies at the best price, diversify broadly, and maintain a long-term investment horizon.


/s/ Alan T. Sachtleben                 /s/ James A. Gilligan
-----------------------------          ------------------------------
    Alan T. Sachtleben                     James A. Gilligan
    Chief Investment Officer               Portfolio Manager
    Equity Investments                     Growth and Income Portfolio

                                       19     Please see footnotes on page four

                         Portfolio Management Review

                            Money Market Portfolio


The following is an interview with the management team of the Van Kampen American Capital Life Investment Trust--Money Market Portfolio. The team is led by David R. Troth, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments.

Q How would you describe the market conditions under which the Portfolio operated in 1997? How did you manage the portfolio?
A Economic growth has slowed since the year's first quarter, quelling the market's fears that the Federal Reserve Board would be forced to increase short-term interest rates. The Fed did raise the federal funds rate in late March from 5.25 percent to 5.50 percent, but has left this key lending rate unchanged since then. As a result, the yields available on short-term, fixed-income securities have generally trended lower over the six-month reporting period.
   All eyes will be on the economy as we head through the summer, watching for signs of accelerating growth that might spur inflation and, therefore, compel the Fed to pursue a tighter monetary policy. To maintain flexibility to react to any such changes, we have kept the portfolio's average maturity near the short end of its normal range. While we do not anticipate a sharp upturn in interest rates, we would like to be positioned to take advantage of any potential increases.
   The Portfolio continues to hold a conservative mix of federal agency securities, repurchase agreement collateralized by U.S. government securities,* and high-grade, short-term corporate securities. Our goal is to maintain a portfolio of high-quality, short-term securities, while preserving the Portfolio's ability to provide a competitive level of current income.

Q  How did the Portfolio perform during the first six months of the year?
A Through the six-month period ended June 30, 1997, the Portfolio produced a total return of 2.43 percent at net asset value. As of June 30, the Portfolio generated a seven-day average yield of 4.97 percent and a 30-day effective yield of 4.99 percent. The Portfolio's net asset value remained unchanged at $1.00 per share throughout the reporting period.
   While the current economic environment--characterized by low inflation, high employment, and moderate gross domestic product growth--is highly favorable for fixed-income investments, we will remain watchful for developments that might signal the need for greater caution. As always, we appreciate your confidence and look forward to a successful close to the fiscal year.

/s/ Peter W. Hegel                     /s/ David R. Troth
-----------------------------          ------------------------------
    Peter W. Hegel                         David R. Troth
    Chief Investment Officer               Portfolio Manager
    Fixed Income Investments               Money Market Portfolio


*An investment in the portfolio is neither insured nor guaranteed by the U.S.
 government, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

                          Portfolio Management Review

                Morgan Stanley Real Estate Securities Portfolio


The following is an interview with the portfolio management team of Van Kampen American Capital Life Investment Trust--Morgan Stanley Real Estate Securities Portfolio. The team is led by portfolio managers Russell C. Platt and Theodore
R. Bigman.

Q What were the market conditions in which the Portfolio operated over the past six months?
A The combination of moderate economic growth and historically low inflation provided a near-ideal environment for equity investments during the period. A weak bond market was unable to siphon investment money away from the stock market, as stocks continued to soar to record highs, although not without occasional flashes of volatility. We saw a correction of around 10 percent (as measured by the Dow Jones Industrial Average) that lingered from mid-March through mid-April. Since then, however, market averages have roared back, amply recovering from earlier losses.

   Throughout the period, concerns over rising interest rates set the tone, as investors worried that the Federal Reserve Board's commitment to controlling inflation by raising short-term interest rates might slow the economy too much and cut into corporate earnings. On March 25, the Fed increased the federal funds rate by one-quarter percentage point, reacting to strong consumer demand and the inflationary implications of a tight labor market. This marked the first hike in short-term interest rates in two years.

Q What strategies did you utilize to manage the portfolio during the reporting period?

A As is the case with many other sectors in the securities market, REIT investors can be divided into two camps--growth investors, who focus primarily on momentum in earnings, and value investors, who focus primarily on underlying property values or cash flow. While we do not overlook growth companies that are able to create incremental share value through superior property management skills, we are strong proponents of value investing. We select securities that offer the best value relative to their underlying net property assets. We feel that this is an appropriate strategy, adhering to the thesis that efficient markets will, over time, drive values in the public and private markets into equilibrium. In such an environment, we believe that the value style of investing will prevail.

Q What was the Portfolio's performance over the six-month period ended June 30, 1997?
A The Portfolio achieved a six-month total return at net asset value of 6.51 percent/1/. This performance compares favorably to the total return of the
NAREIT (National Association of Real Estate Investment Trusts) Equity REIT Index of 5.70 percent. The NAREIT Index is an unmanaged index that reflects the performance of a broad range of equity REITs of all property types. By comparison, the Standard & Poor's 500-Stock Index registered a total return of
20.62 percent in the first six months of the year. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market. Keep in mind that these indices are unmanaged statistical composites that do not reflect any commissions, fees, or sales charges that would be incurred by an investor purchasing the securities they represent. Please refer to the chart on page four for additional Portfolio performance results.

Q What factors or sectors contributed to the Portfolio's success in the first six months of the year?
A With respect to the overall portfolio, our value style of investing was beneficial during the period. Recall that the NAREIT Equity REIT Index registered a total return of 35.27 percent in 1996, of which 18.85 percent occurred in the fourth quarter (with a full 10.39 percent return in the final month alone). Given that level of performance, many growth and "momentum" companies sold at significant premiums to underlying real estate values, and thus experienced a retracement of stock prices in the first six months of the year. Our value focus allowed us to avoid a number of companies in which the retrenchment was often significant.
   Our sector weighting and stock selection within sectors also contributed to the Portfolio's total return in the first half of the year. After last year's outstanding performance, office and hotel property sectors continued to show above-average performance over the past six months, and our overweighted positions in these sectors positively contributed to total return. Limited new supply in both sectors has allowed for better returns. We were somewhat surprised by the above-average performance in the retail sector in the first half of the year, and our holdings in regional malls added significantly to returns. Our stock selection in the manufactured-home sector and the industrial sector also contributed to the Portfolio's success.

Q  What is your outlook going forward?
A Despite the fact that an increasing number of property sectors are approaching equilibrium, we do not believe that the end of the current real estate cycle is near. Capital flows into this industry, while improved from several years ago, are not at the unprecedented levels that brought about the demise of the prior cycle. Thus, demand for space is being met with a controlled and economically prudent level of new supply. We believe that continued external growth via acquisitions and new development, in combination with the internal growth that results from rising rental rates and increasing occupancy, should lead to further real estate value creation. Consequently, we expect to see continued attractive total returns in this sector, as value creation is ultimately reflected in the price of shares.


/s/ Russell C. Platt                   /s/ Theodore R. Bigman

    Russell C. Platt                       Theodore R. Bigman
    Portfolio Manager                      Portfolio Manager
    Morgan Stanley Real Estate             Morgan Stanley Real Estate
    Securities Portfolio                   Securities Portfolio

                                       22      Please see footnotes on page four

Asset Allocation Portfolio                              Portfolio of Investments

                           June 30, 1997 (Unaudited)
=========================================================================================
Description                                                       Shares     Market Value
-----------------------------------------------------------------------------------------
Common Stock 51.5%
Consumer Distribution 2.5%
Dayton Hudson Corp............................................    10,900       $  579,744
Federated Department Stores, Inc. (a).........................    13,800          479,550
Kroger Co. (a)................................................     6,200          179,800
Pier 1 Imports, Inc...........................................    11,900          315,350
                                                                               ----------
                                                                                1,554,444
                                                                               ----------
Consumer Durables 1.3%
Cooper Tire & Rubber..........................................    5,000           110,000
Ford Motor Co.................................................    3,300           124,575
Masco Corp....................................................    3,500           146,125
Maytag Corp...................................................    8,900           232,512
Newell Co.....................................................    5,300           210,013
                                                                               ----------
                                                                                  823,225
                                                                               ----------
Consumer Non-Durables 4.6%
Dial Corp.....................................................    26,900          420,313
First Brands Corp.............................................    12,100          277,544
Fortune Brands, Inc...........................................     8,800          328,350
Philip Morris Cos., Inc.......................................    13,700          607,937
RJR Nabisco Holdings Corp.....................................    14,600          481,800
Tambrands, Inc................................................     6,000          299,250
Tommy Hilfiger Corp. (a)......................................    10,600          425,987
                                                                               ----------
                                                                                2,841,181
                                                                               ----------
Consumer Services 3.7%
Cox Communications, Inc., Class A (a).........................     4,600          110,400
International Game Technology.................................    14,700          260,925
Outback Steakhouse, Inc. (a)..................................     4,200          101,587
Tele-Communications International, Inc., Class A (a)..........    73,600        1,094,800
Time Warner, Inc..............................................    15,100          728,575
                                                                               ----------
                                                                                2,296,287
                                                                               ----------
Energy 5.1%
Amerada Hess Corp.............................................    4,200           233,362
Amoco Corp....................................................    3,600           312,975
Atlantic Richfield Co.........................................    2,200           155,100
British Petroleum PLC - ADR (United Kingdom)..................    4,800           359,400
Chevron Corp..................................................    4,000           295,750
Coastal Corp..................................................    2,800           148,925
Coflexip SA- ADR (France) (a).................................    4,700           141,588

                                       23      See Notes to Financial Statements

Asset Allocation Portfolio                  Portfolio of Investments (Continued)

                           June 30, 1997 (Unaudited)
=========================================================================================
Description                                                       Shares     Market Value
-----------------------------------------------------------------------------------------
Energy (Continued)
ENI SPA - ADR (Italy)..........................................    3,800       $  218,025
Equitable Resources, Inc.......................................    3,300           93,638
J. Ray McDermott SA (a)........................................    4,800          129,600
Pogo Producing Co..............................................    2,000           77,375
Santa Fe International Corp. (a)...............................    2,400           81,600
Total SA -ADR (France).........................................    3,956          192,375
Unocal Corp....................................................    4,900          190,181
USX - Marathon Group...........................................    6,200          179,025
YPF Sociedad Anonima - ADR (Argentina), Class D................    9,400          289,050
                                                                               ----------
                                                                                3,097,969
                                                                               ----------
Finance 7.7%
Aetna, Inc.....................................................    6,100          624,488
AMBAC, Inc.....................................................    5,000          381,875
American Bankers Insurance Group, Inc..........................    9,100          575,575
BankAmerica Corp...............................................    5,200          335,725
Bear Stearns Cos., Inc.........................................    5,738          196,168
Chase Manhattan Corp...........................................    2,400          232,950
CIGNA Corp.....................................................    1,600          284,000
CMAC Investment Corp...........................................    9,000          429,750
Conseco, Inc...................................................    8,000          296,000
Everest Reinsurance Holdings, Inc..............................    6,400          253,600
First Union Corp...............................................    2,900          268,250
Hartford Life, Inc., Class A (a)...............................    1,800           67,500
Hertz Corp., Class A (a).......................................      900           32,400
MBIA, Inc......................................................    1,700          191,781
Norwest Corp...................................................    3,300          185,625
PNC Bank Corp..................................................    5,800          241,425
Travelers Group, Inc...........................................    2,133          134,512
                                                                               ----------
                                                                                4,731,624
                                                                               ----------
Healthcare 2.9%
American Home Products Corp....................................    5,100          390,150
Lincare Holdings, Inc. (a).....................................    5,200          223,600
PacifiCare Health Systems, Class B (a).........................    9,300          594,038
Pharmacia & Upjohn, Inc........................................    4,700          163,325
Schering Plough Corp...........................................    8,200          392,575
                                                                               ----------
                                                                                1,763,688
                                                                               ----------

                                       24      See Notes to Financial Statements

Asset Allocation Portfolio                  Portfolio of Investments (Continued)

                           June 30, 1997 (Unaudited)
=========================================================================================
Description                                                       Shares     Market Value
-----------------------------------------------------------------------------------------
Producer Manufacturing 4.4%
Bouygues Offshore SA - ADR (France)...........................    15,600       $  195,000
Caterpillar, Inc..............................................     2,400          257,700
Cognex Corp. (a)..............................................     4,100          108,650
Ingersoll-Rand Co.............................................     7,400          456,950
ITT Corp. (a).................................................     4,100          250,356
LucasVarity PLC - ADR (United Kingdom)........................     9,400          325,475
Stewart & Stevenson Services, Inc.............................     4,300          111,800
WMX Technologies, Inc.........................................    31,000          995,875
                                                                               ----------
                                                                                2,701,806
                                                                               ----------
Raw Materials/Processing Industries 3.4%
Bethlehem Steel Corp. (a).....................................    12,600          131,513
Boise Cascade Corp............................................    11,700          413,156
Bowater, Inc..................................................     2,100           97,125
British Steel PLC - ADR (United Kingdom)......................    12,600          318,150
Dow Chemical Co...............................................     1,500          130,688
Georgia Pacific Corp..........................................     1,900          162,212
Imperial Chemical Industries PLC - ADR (United Kingdom).......     4,200          238,875
Lyondell Petrochemical Co.....................................     2,800           61,075
USX U.S. Steel, Inc...........................................     4,500          157,781
Weyerhaeuser Co...............................................     4,600          239,200
Willamette Industries, Inc....................................     1,600          112,000
                                                                               ----------
                                                                                2,061,775
                                                                               ----------
Technology 3.0%
Avnet, Inc....................................................     2,800          161,000
BMC Software, Inc. (a)........................................     2,300          127,363
Compaq Computer Corp. (a).....................................     5,000          496,250
Dell Computer Corp. (a).......................................     1,400          164,412
Gateway 2000, Inc. (a)........................................     3,800          123,263
Intel Corp....................................................       700           99,269
Nokia Corp. - ADR (Finland)...................................     1,600          118,000
Pitney Bowes, Inc.............................................     1,500          104,250
Quantum Corp. (a).............................................     4,500           91,406
SunGard Data Systems, Inc. (a)................................     7,700          358,050
                                                                               ----------
                                                                                1,843,263
                                                                               ----------
Transportation 0.5%
Canadian National Railway Co..................................     7,100          310,625
                                                                               ----------

                                       25      See Notes to Financial Statements

Asset Allocation Portfolio                  Portfolio of Investments (Continued)

                           June 30, 1997 (Unaudited)
=========================================================================================
Description                                                       Shares     Market Value
-----------------------------------------------------------------------------------------
Utilities 12.4%
Ameritech Corp................................................     5,000      $   339,687
Baltimore Gas & Electric Co...................................     5,600          149,450
Bell Atlantic Corp............................................     5,400          409,725
BellSouth Corp................................................     7,300          338,537
Boston Edison Co..............................................     5,000          131,875
Carolina Power & Light Co.....................................     2,300           82,513
Cincinnati Bell, Inc..........................................     3,200          100,800
CMS Energy Corp...............................................     7,200          253,800
DPL, Inc......................................................     3,700           91,113
DQE, Inc......................................................     2,100           59,325
DTE Energy Co.................................................     4,500          124,312
Duke Power Co.................................................    12,637          605,786
Edison International..........................................     4,500          111,938
Entergy Corp..................................................     5,100          139,612
FPL Group, Inc................................................     3,000          138,187
GPU, Inc......................................................     5,000          179,375
Houston Industries, Inc.......................................    30,500          653,844
Idaho Power Co................................................     8,800          276,100
Illinova Corp.................................................    16,800          369,600
KU Energy Corp................................................     2,300           78,488
Nipsco Industries, Inc........................................     2,600          107,413
OGE Energy Corp...............................................    12,300          559,650
PacifiCorp....................................................     9,800          215,600
Pinnacle West Capital Corp....................................    13,000          390,812
Public Service Co. of New Mexico..............................    19,800          353,925
SBC Communications, Inc.......................................     6,200          383,625
Sierra Pacific Resources......................................     2,400           76,800
Southwestern Public Service Co................................     3,900          153,319
Texas Utilities Co............................................    20,400          702,525
                                                                              -----------
                                                                                7,577,736
                                                                              -----------
        Total Common Stock 51.5%.........................................      31,603,623
                                                                              -----------

                                       26      See Notes to Financial Statements


Asset Allocation Portfolio                                                                      Portfolio of Investments (Continued)
                                                     June 30, 1997 (Unaudited)
====================================================================================================================================
Par
Amount
(000)   Description                                                               Coupon          Maturity         Market Value
------------------------------------------------------------------------------------------------------------------------------------
        Corporate Debt 22.9%
        Consumer Distribution 1.6%
$1,000  Sears Roebuck Acceptance Corp............................................  6.750%         09/15/05         $   980,350
                                                                                                                   -----------
        Consumer Non-Durables 1.6%
 1,000  Anheuser Busch Co., Inc..................................................  7.000          09/01/05             995,600
                                                                                                                   -----------
        Consumer Services 1.6%
 1,000  Cox Communications, Inc..................................................  6.875          06/15/05             985,300
                                                                                                                   -----------
        Energy 3.5%
 1,000  Burlington Resources, Inc................................................  9.125          10/01/21           1,166,200
 1,000  Enron Corp...............................................................  6.875          10/15/07             982,200
                                                                                                                   -----------
                                                                                                                     2,148,400
                                                                                                                   -----------
        Finance 1.7%
 1,000  American General Corp....................................................  9.625          02/01/18           1,059,500
                                                                                                                   -----------
        Healthcare 1.6%
 1,000  Aetna Services, Inc......................................................  7.125          08/15/06           1,000,800
                                                                                                                   -----------
        Producer Manufacturing 1.9%
 1,000  Caterpillar, Inc.........................................................  9.000          04/15/06           1,128,700
                                                                                                                   -----------
        Technology 3.5%
 1,000  Boeing, Inc..............................................................  8.100          11/15/06           1,081,100
 1,000  Philips Electronics NV...................................................  8.375          09/15/06           1,071,200
                                                                                                                   -----------
                                                                                                                     2,152,300
                                                                                                                   -----------
        Transportation 2.5%
 1,000  Norfolk Southern Corp...................................................   7.700          05/15/17           1,027,300
   500  Southwest Airlines Co...................................................   7.375          03/01/27             492,000
                                                                                                                   -----------
                                                                                                                     1,519,300
        Utilities 3.4%
 1,000  Baltimore Gas & Electric Co.............................................   7.500          01/15/07           1,029,600
 1,000  Texas Utilities Electric Co.............................................   8.250          04/01/04           1,067,980
                                                                                                                   -----------
                                                                                                                     2,097,580
                                                                                                                   -----------
        Total Corporate Debt..............................................................................          14,067,830
                                                                                                                   -----------
        U.S. Government Obligations 16.4%
 3,000  U.S. Treasury Bond......................................................   7.250          05/15/16           3,129,840
 4,200  U.S. Treasury Bond......................................................   7.125          02/15/23           4,329,276
 2,500  U.S. Treasury Note......................................................   7.250          08/15/04           2,607,025
                                                                                                                   -----------
        Total U.S. Government Obligations.................................................................          10,066,141
                                                                                                                   -----------

                                      27       See Notes to Financial Statements

Asset Allocation Portfolio                  Portfolio of Investments (Continued)


                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Par
Amount
(000)   Description                                           Coupon          Maturity        Market Value
----------------------------------------------------------------------------------------------------------
Government and Agency Fixed - Income Obligations 1.7%
$ 1,000   Province of Nova Scotia (Canada)....................7.250%           7/27/13        $    997,100
                                                                                              ------------
Total Long-Term Investments 92.5%
  (Cost $51,137,533)..................................................................          56,734,694

Repurchase Agreement 7.6%
  BA Securities ($4,665,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 06/30/97, to be sold
  on 07/01/97 at $4,665,788)..........................................................           4,665,000
                                                                                              ------------
Total Investments 100.1%
  (Cost $55,802,533)..................................................................          61,399,694
Liabilities in Excess of Other Assets (0.1%)..........................................             (57,278)
                                                                                              ------------
Net Assets 100.0%.....................................................................        $ 61,342,416
                                                                                              ============

(a) Non-income producing security as this stock currently does not declare dividends.


                                       28      See Notes to Financial Statements

Asset Allocation Portfolio                   Statement of Assets and Liabilities

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Assets:
Total Investments (Cost $55,802,533)..........................     $ 61,399,694
Cash..........................................................            4,960
Receivables:
  Interest....................................................          519,460
  Dividends...................................................           80,927
  Investments Sold............................................           31,781
  Portfolio Shares Sold.......................................           29,732
Other.........................................................            1,821
                                                                   ------------
    Total Assets..............................................       62,068,375
                                                                   ------------
Liabilities:
Payables:
  Investments Purchased.......................................          531,402
  Portfolio Shares Repurchased................................          111,968
  Investment Advisory Fee.....................................           18,383
  Distributor and Affiliates..................................            2,575
Deferred Compensation and Retirement Plans....................           47,188
Accrued Expenses..............................................           14,443
                                                                   ------------
    Total Liabilities.........................................          725,959
                                                                   ------------
Net Assets....................................................     $ 61,342,416
                                                                   ============
Net Assets Consist of:
Capital.......................................................     $ 51,920,011
Net Unrealized Appreciation...................................        5,597,161
Accumulated Net Realized Gain.................................        2,630,086
Accumulated Undistributed Net Investment Income...............        1,195,158
                                                                   ------------
Net Assets....................................................     $ 61,342,416
                                                                   ============
Net Asset Value, Offering Price and Redemption Price Per Share
  (Based on net assets of $61,342,416 and 5,111,493 shares of
  beneficial interest issued and outstanding).................     $      12.00
                                                                   ============


                                      29       See Notes to Financial Statements

Asset Allocation Portfolio                              Statement of Operations

              For the Six Months Ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
Interest.........................................................   $ 1,006,718
Dividends........................................................       399,020
                                                                    -----------
    Total Income.................................................     1,405,738
                                                                    -----------
Expenses:
Investment Advisory Fee..........................................       153,200
Audit............................................................        12,211
Custody..........................................................        10,391
Accounting.......................................................         8,369
Shareholder Services.............................................         7,637
Trustees Fees and Expenses.......................................         6,617
Legal............................................................         5,566
Other............................................................        19,711
                                                                    -----------
    Total Expenses...............................................       223,702
    Less Fees Deferred...........................................        38,370
                                                                    -----------
    Net Expenses.................................................       185,332
                                                                    -----------
Net Investment Income............................................   $ 1,220,406
                                                                    ===========

Realized and Unrealized Gain/Loss:
Net Realized Gain................................................   $ 2,749,449
                                                                    -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period........................................     4,916,467
  End of the Period:
    Investments..................................................     5,597,161
                                                                    -----------
Net Unrealized Appreciation During the Period....................       680,694
                                                                    -----------
Net Realized and Unrealized Gain.................................   $ 3,430,143
                                                                    ===========
Net Increase in Net Assets From Operations.......................   $ 4,650,549
                                                                    ===========


                                      30       See Notes to Financial Statements

Asset Allocation Portfolio                   Statement of Changes in Net Assets
           For the Six Months Ended June 30, 1997 and the Year Ended
                         December 31, 1996 (Unaudited)
===============================================================================

                                           Six Months Ended          Year Ended
                                              June 30, 1997   December 31, 1996
-------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income.....................     $  1,220,406        $  2,389,714
Net Realized Gain.........................        2,749,449           6,901,393
Net Unrealized Appreciation/
  Depreciation During the Period..........          680,694          (1,116,505)
                                               ------------        ------------
Change in Net Assets from Operations......        4,650,549           8,174,602
                                               ------------        ------------
Distributions from Net Investment Income..          (72,479)         (2,362,025)
Distributions from Net Realized Gain......       (1,238,591)         (6,874,314)
                                               ------------        ------------
Total Distributions.......................       (1,311,070)         (9,236,339)
                                               ------------        ------------
Net Change in Net Assets from
  Investment Activities...................        3,339,479          (1,061,737)
                                               ------------        ------------
From Capital Transactions:
Proceeds from Shares Sold.................        1,606,693           4,725,803
Net Asset Value of Shares Issued
  Through Dividend Reinvestment...........        1,311,070           9,236,339
Cost of Shares Repurchased................       (8,863,891)        (11,932,457)
                                               ------------        ------------
Net Change in Net Assets from
  Capital Transactions....................       (5,946,128)          2,029,685
                                               ------------        ------------
Total Increase/Decrease in Net Assets.....       (2,606,649)            967,948
Net Assets:
Beginning of the Period...................       63,949,065          62,981,117
                                               ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of
  $1,195,158 and $47,231, respectively)...     $ 61,342,416        $ 63,949,065
                                               ============        ============

                                      31       See Notes to Financial Statements

Asset Allocation Portfolio                                  Financial Highlights

  The following presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated. (Unaudited)

===============================================================================================================
                                                                                Year Ended December 31,
                                                   Six Months Ended     ---------------------------------------
                                                      June 30, 1997       1996       1995       1994       1993
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..................  $11.352    $ 11.64    $  9.99    $ 11.80    $ 11.92
                                                            -------    -------    -------    -------    -------
  Net Investment Income...................................     .240       .482        .48        .45        .29
  Net Realized and Unrealized Gain/Loss...................     .654      1.083     2.6425       (.89)     .6025
                                                            -------    -------    -------    -------    -------
Total from Investment Operations..........................     .894      1.565     3.1225       (.44)     .8925
                                                            -------    -------    -------    -------    -------
Less:
  Distributions from Net Investment Income................     .014       .478      .4775        .45      .2925
  Distributions from Net Realized Gain....................     .231      1.375       .995        .90        .63
  Distributions in Excess of Net Realized Gain............      -0-        -0-        -0-        .02        .09
                                                            -------    -------    -------    -------    -------
Total Distributions.......................................     .245      1.853     1.4725       1.37     1.0125
                                                            -------    -------    -------    -------    -------
Net Asset Value, End of the Period........................  $12.001    $11.352    $ 11.64    $  9.99    $ 11.80
                                                            =======    =======    =======    =======    =======
Total Returns*............................................    8.01%**   13.87%     31.36%     (3.66%)     7.71%
Net Assets at End of the Period (In millions).............  $  61.3    $  63.9    $  63.0    $  56.6    $  64.9
Ratio of Expenses to Average Net Assets*..................     .60%       .60%       .60%       .60%       .60%
Ratio of Net Investment Income to Average Net Assets*.....    3.98%      3.78%      3.85%      3.70%      2.34%
Portfolio Turnover........................................      33%**     118%       124%       163%       150%
Average Commission Paid Per Equity Share Traded(a)........  $ .0600    $ .0561          -          -          -

* If certain expenses had not been assumed by VKAC,
  Total Return would have been lower and the ratios
  would have been as follows:
Ratio of Expenses to Average Net Assets...................     .73%       .81%       .74%       .72%       .74%

Ratio of Net Investment Income to
  Average Net Assets........................................  3.86%      3.57%      3.71%      3.58%      2.20%


(a) Represents the average brokerage commissions paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal periods prior to 1996.
**   Non-Annualized

                                       32      See Notes to Financial Statements

Domestic Income Portfolio                               Portfolio of Investments

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Par
Amount
(000)    Description                                               Coupon         Maturity           Market Value
-----------------------------------------------------------------------------------------------------------------
         Corporate Debt 77.8%
         Consumer Distribution 5.8%
$500     Borden, Inc. ...........................................  7.875%         02/15/23             $  469,500
 500     Nabisco, Inc. ..........................................  7.550          06/15/15                494,650
                                                                                                       ----------
                                                                                                          964,150
                                                                                                       ----------
         Consumer Durables 4.5%
 500     Chrysler Corp. .........................................  7.450          03/01/27                493,090
 250     Oriole Homes Corp. ..................................... 12.500          01/15/03                261,250
                                                                                                       ----------
                                                                                                          754,340
                                                                                                       ----------
         Consumer Services 18.3%
 500     Belo A H Corp. .........................................  7.125          06/01/07                498,750
 500     Circus Circus Enterprises, Inc. ........................  6.450          02/01/06                472,000
 500     News America Holdings, Inc. ............................ 10.125          10/15/12                572,500
 500     TCI Communications, Inc. ...............................  8.750          08/01/15                524,950
 500     Valassis Communications, Inc. ..........................  9.550          12/01/03                539,800
 500     Viacom, Inc. ...........................................  7.625          01/15/16                465,650
                                                                                                       ----------
                                                                                                        3,073,650
                                                                                                       ----------
         Energy 8.4%
 300     Noram Energy Corp. ..................................... 10.000          11/15/19                333,375
 500     Occidental Petroleum Corp. ............................. 10.125          11/15/01                560,450
 500     PDV America, Inc. ......................................  7.875          08/01/03                507,250
                                                                                                       ----------
                                                                                                        1,401,075
                                                                                                       ----------
         Finance 5.4%
 365     First PV Funding Corp., Series 1986 A................... 10.300          01/15/14                388,725
 500     PXRE Capital Trust I....................................  8.850          02/01/27                510,210
                                                                                                       ----------
                                                                                                          898,935
                                                                                                       ----------
         Healthcare 6.0%
 500     Allegiance Corp. .......................................  7.800          10/15/16                506,400
 500     Manor Care, Inc. .......................................  7.500          06/15/06                507,600
                                                                                                       ----------
                                                                                                        1,014,000
                                                                                                       ----------
         Producer Manufacturing 1.5%
 250     American Builders, 144A - Private Placement (b)......... 10.625          05/15/07                257,500
                                                                                                       ----------

         Raw Materials/Processing Industries 9.4%
 500     Aktiebolaget SKF Note...................................  7.125          07/01/07                495,600
 500     Georgia-Pacific Corp. ..................................  9.950          06/15/02                561,890
 500     Vicap SA, 144A - Private Placement (b).................. 10.250          05/15/02                513,750
                                                                                                       ----------
                                                                                                        1,571,240
                                                                                                       ----------

                                       33      See notes to Financial Statements

Domestic Income Portfolio                   Portfolio of Investments (Continued)

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Par
Amount
(000)    Description                                                     Coupon          Maturity           Market Value
------------------------------------------------------------------------------------------------------------------------
         Transportation 11.0%
$500     Delta Airlines, Inc............................................  9.750%         05/15/21            $   601,650
 500     Norfolk Southern Corp..........................................  7.700          05/15/17                513,650
 500     Southwest Airlines Co..........................................  7.375          03/01/27                492,000
 200     United Airlines, Inc........................................... 10.020          03/22/14                239,760
                                                                                                             -----------
                                                                                                               1,847,060
                                                                                                             -----------
         Utilities 7.5%
 500     360 Communications Co..........................................  7.600          04/01/09                500,700
 350     Monongahela Power Co...........................................  8.375          07/01/22                375,620
 350     Public Service Co. of Colorado.................................  8.750          03/01/22                377,615
                                                                                                             -----------
                                                                                                               1,253,935
                                                                                                             -----------
         Total Corporate Debt 77.8%..............................................................             13,035,885
                                                                                                             -----------
         Government Obligations 14.6%
 752     Federal National Mortgage Association Pool (U.S.).............. 10.000          04/01/21                819,291
 500     Republic of Argentina (Argentina).............................. 11.000          10/09/06                558,125
 500     Republic of South Africa (South Africa)........................  8.500          06/23/17                498,835
 500     United Mexican States (Mexico)................................. 11.375          09/15/16                563,900
                                                                                                             -----------
         Total Government Obligations............................................................              2,440,151
                                                                                                             -----------
Common and Preferred Stock 4.6%
FF Holdings Corp., 2,500 common shares, 144A - Private Placement (a) (b).........................                     25
Supermarkets General Holdings Corp., 6,889 preferred shares, dividends of $ 3.52 per share (c)...                144,669
Time Warner, Inc., 566 Series M preferred shares, dividend rate of $ 10.25, 144A -
  Private Placement (b)..........................................................................                625,347
                                                                                                             -----------
        Total Common and Preferred Stock.........................................................                770,041
                                                                                                             -----------
Total Long-Term Investments 97.0% (Cost $15,766,466).............................................             16,246,077

Repurchase Agreement 6.2%
  BA Securities ($1,035,000 par collateralized by U.S. Government obligations in a
  pooled cash account, dated 06/30/97, to be sold on 07/01/97 at $1,035,175).....................              1,035,000
                                                                                                             -----------
Total Investments 103.2% (Cost $16,801,466)......................................................             17,281,077
Liabilities in Excess of Other Assets (3.2%).....................................................               (538,423)
                                                                                                             -----------
Net Assets 100.0%................................................................................            $16,742,654
                                                                                                             ===========

(a) Non-income producing security as this stock currently does not declare dividends.
(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.
(c) Payment-in-kind security.

                                       34      See notes to Financial Statements

Domestic Income Portfolio                    Statement of Assets and Liabilities

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Assets:
Total Investments (Cost $16,801,466)...............................  $17,281,077
Receivables:
  Interest.........................................................      291,146
  Portfolio Shares Sold............................................        7,731
Other..............................................................        1,132
                                                                     -----------
    Total Assets...................................................   17,581,086
                                                                     -----------
Liabilities:
Payables:
  Investments Purchased............................................      772,420
  Distributor and Affiliates.......................................        4,418
  Portfolio Shares Repurchased.....................................        1,313
Deferred Compensation and Retirement Plans.........................       49,901
Accrued Expenses...................................................        8,720
Custodian Bank.....................................................        1,660
                                                                     -----------
    Total Liabilities..............................................      838,432
                                                                     -----------
Net Assets.........................................................  $16,742,654
                                                                     ===========
Net Assets Consist of:
Capital............................................................  $17,015,560
Accumulated Undistributed Net Investment Income....................      672,308
Net Unrealized Appreciation........................................      479,611
Accumulated Net Realized Loss......................................   (1,424,825)
                                                                     -----------
Net Assets.........................................................  $16,742,654
                                                                     ===========
Net Asset Value, Offering Price and Redemption Price Per Share
  (Based on net assets of $16,742,654 and 2,005,232 shares of
  beneficial interest issued and outstanding)......................  $      8.35
                                                                     ===========

                                       35      See notes to Financial Statements

Domestic Income Portfolio                                Statement of Operations

              For the Six Months Ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
Interest.................................................  $ 710,751
Dividends................................................     30,475
Other....................................................      5,200
                                                           ---------
    Total Income.........................................    746,426
                                                           ---------
Expenses:
Investment Advisory Fee..................................     44,015
Audit....................................................     12,210
Trustees Fees and Expenses...............................      9,410
Shareholder Services.....................................      7,699
Shareholder Reports......................................      7,625
Legal....................................................      5,723
Accounting...............................................      5,134
Custody..................................................      1,517
Other....................................................      3,736
                                                           ---------
    Total Expenses.......................................     97,069
    Less Fees Deferred...................................     43,853
                                                           ---------
    Net Expenses.........................................     53,216
                                                           ---------
Net Investment Income....................................  $ 693,210
                                                           =========
Realized and Unrealized Gain/Loss:
Net Realized Gain........................................  $ 248,966
                                                           ---------
Unrealized Appreciation/Depreciation:
  Beginning of the Period................................    663,799
  End of the Period:
    Investments..........................................    479,611
                                                           ---------
Net Unrealized Depreciation During the Period............   (184,188)
                                                           ---------
Net Realized and Unrealized Gain.........................  $  64,778
                                                           =========
Net Increase in Net Assets From Operations...............  $ 757,988
                                                           =========

                                      36       See notes to Financial Statements

Domestic Income Portfolio                     Statement of Changes in Net Assets

             For the Six Months Ended June 30, 1997 and the Year
                      Ended December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                                    Six Months Ended            Year Ended
                                                                       June 30, 1997     December 31, 1996
----------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income................................................    $   693,210          $  1,757,056
Net Realized Gain....................................................        248,966               350,915
Net Unrealized Depreciation During the Period........................       (184,188)             (844,721)
                                                                         -----------          ------------
Change in Net Assets from Operations.................................        757,988             1,263,250
Distributions from Net Investment Income.............................        (55,228)           (1,735,294)
                                                                         -----------          ------------
Net Change in Net Assets from Investment Activities..................        702,760              (472,044)
                                                                         -----------          ------------
From Capital Transactions:
Proceeds from Shares Sold............................................      2,725,297             6,174,993
Net Asset Value of Shares Issued Through Dividend Reinvestment.......         55,228             1,735,294
Cost of Shares Repurchased...........................................     (6,537,928)          (14,203,241)
                                                                         -----------          ------------
Net Change in Net Assets from Capital Transactions...................     (3,757,403)           (6,292,954)
                                                                         -----------          ------------
Total Decrease in Net Assets.........................................     (3,054,643)           (6,764,998)
Net Assets:
Beginning of the Period..............................................     19,797,297            26,562,295
                                                                         -----------          ------------
End of the Period (Including accumulated undistributed net
investment income of $672,308 and $34,326, respectively).............    $16,742,654          $ 19,797,297
                                                                         ===========          ============


                                      37       See notes to Financial Statements

Domestic Income Portfolio                                   Financial Highlights

   The following schedule presents financial highlights for one share of the
      Portfolio outstanding throughout the periods indicated (Unaudited)
--------------------------------------------------------------------------------

                                                                                          Year Ended December 31,
                                                             Six Months Ended     ---------------------------------------
                                                                June 30, 1997       1996       1995       1994       1993
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.............................  $8.008     $ 8.21    $  7.35   $   8.58    $  8.00
                                                                       ------     ------    -------   --------    -------
  Net Investment Income..............................................    .346       .755        .71        .85        .72
  Net Realized and Unrealized Gain/Loss..............................    .020      (.212)     .8525    (1.2275)     .5825
                                                                       ------     ------    -------   --------    -------
Total from Investment Operations.....................................    .366       .543     1.5625     (.3775)    1.3025
Less Distributions from Net Investment Income........................    .025       .745      .7025      .8525      .7225
                                                                       ------     ------    -------   --------    -------
Net Asset Value, End of the Period...................................  $8.349     $8.008    $  8.21   $   7.35    $  8.58
                                                                       ======     ======    =======   ========    =======
Total Return*........................................................    4.57%**    6.68%     21.37%     (4.33%)    16.32%
Net Assets at End of the Period (In millions)........................  $ 16.7     $ 19.8    $  26.6   $   21.3    $  27.4
Ratio of Expenses to Average Net Assets*.............................     .60%       .60%       .60%       .60%       .60%
Ratio of Net Investment Income to Average Net Assets*................    7.88%      7.97%      8.11%      8.35%      7.80%
Portfolio Turnover...................................................      43%**      77%        54%        94%       130%

* If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets..............................    1.10%      1.29%       .93%       .95%       .95%
Ratio of Net Investment Income to Average Net Assets.................    7.38%      7.28%      7.78%      8.00%      7.40%

** Non-Annualized

                                       38      See notes to Financial Statements

Emerging Growth Portfolio                               Portfolio of Investments

                           June 30, 1997 (Unaudited)
================================================================================


Description                                          Shares         Market Value
--------------------------------------------------------------------------------
Common Stocks 91.2%
Consumer Distribution 10.4%
Barnes & Noble, Inc. (a)............................    450           $   19,350
Bed Bath & Beyond, Inc. (a).........................    750               22,781
Brightpoint, Inc. (a)...............................    525               17,095
CompUSA, Inc. (a)...................................    500               10,750
Consolidated Stores Corp. (a).......................  1,031               35,827
Costco Cos., Inc. (a)...............................  2,050               67,394
CVS Corp............................................    500               25,625
Dollar General Corp.................................    650               24,375
Eagle Hardware & Garden, Inc. (a)...................    350                8,006
Family DLR Stores, Inc..............................    600               16,350
Fred Meyer, Inc. (a)................................    450               23,260
General Nutrition Cos., Inc. (a)....................    700               19,600
Inacom Corp. (a)....................................    225                7,003
Ingram Micro, Inc., Class A (a).....................    400                9,650
Interstate Bakeries Corp............................    550               32,622
Jacor Communications, Inc. (a)......................    325               12,431
Miller Herman, Inc..................................    875               31,500
Pacific Sunwear of California(a)....................    525               16,931
Pier 1 Imports, Inc.................................    650               17,225
Proffitts, Inc. (a).................................    250               10,969
Ross Stores, Inc....................................  1,500               49,031
Safeway, Inc. (a)...................................    500               23,063
Stein Mart, Inc. (a)................................    450               13,500
Tiffany & Co........................................    550               25,403
TJX Cos., Inc.......................................  1,650               43,519
Wet Seal, Inc. (a)..................................    400               12,625
Williams Sonoma, Inc. (a)...........................    600               25,650
                                                                      ----------
                                                                         621,535
                                                                      ----------
Consumer Durables 0.6%
Ethan Allen Interiors, Inc..........................    425               24,225
SPX Corp............................................    175               11,342
                                                                      ----------
                                                                          35,567
                                                                      ----------
Consumer Non-Durables 4.6%
Action Performance Cos., Inc. (a)...................    250                6,063
Borders Group, Inc. (a).............................  1,150               27,744
Consolidated Cigar Holdings, Inc. (a)...............    300                8,325
Gucci Group NV......................................    475               30,578
Jones Apparel Group, Inc. (a).......................    725               34,619

                                  39           See Notes to Financial Statements

Emerging Growth Portfolio                  Portfolio of Investments (Continued)
                          June 30, 1997 (Unaudited)
===============================================================================

Description                                            Shares      Market Value
-------------------------------------------------------------------------------
Consumer Non-Durables (Continued)
Liz Claiborne, Inc..................................     450        $    20,981
Morningstar Group, Inc. (a).........................     350             10,281
Nautica Enterprises, Inc. (a).......................     500             13,219
Smithfield Foods, Inc. (a)..........................     675             41,512
St. John Knits, Inc.................................     525             28,350
Tommy Hilfiger Corp. (a)............................     250             10,047
Westpoint Stevens, Inc. (a).........................     400             15,650
Wolverine World Wide, Inc...........................     901             27,337
                                                                    -----------
                                                                        274,706
                                                                    -----------
Consumer Services 7.3%
AccuStaff, Inc. (a).................................     400              9,475
Apollo Group, Inc., Class A (a).....................     475             16,744
Capstar Hotel Co. (a)...............................     350             11,200
Caribiner International, Inc. (a)...................     550             17,944
Clear Channel Communications, Inc. (a)..............     425             26,164
Consolidated Graphics, Inc. (a).....................     525             21,919
Corrections Corp. of America (a)....................   1,025             40,744
Doubletree Corp. (a)................................     500             20,562
Evergreen Media Corp., Class A (a)..................     800             35,700
Foodmaker, Inc. (a).................................     450              7,369
HFS, Inc. (a).......................................     400             23,200
Interpublic Group of Cos., Inc......................     525             32,189
Meredith Corp.......................................   1,100             31,900
National Data Corp..................................     500             21,656
Omnicom Group, Inc..................................     450             27,731
Prime Hospitality Corp. (a).........................     525             10,369
Promus Hotel Corp. (a)..............................     400             15,500
Regal Cinemas, Inc. (a).............................     800             26,400
Robert Half International, Inc. (a).................     475             22,355
Sitel Corp. (a).....................................     450              9,281
Valassis Communications, Inc. (a)...................     250              6,000
Whittman-Hart, Inc. (a).............................     100              2,812
                                                                    -----------
                                                                        437,214
                                                                    -----------
Energy 7.5%
BJ Services Co. (a).................................     400             21,450
Cliffs Drilling Co. (a).............................     500             18,250
Cooper Cameron Corp. (a)............................   1,000             46,750
Diamond Offshore Drilling, Inc. (a).................     725             56,459
ENSCO International, Inc. (a).......................     750             39,562

                                       40     See Notes to Financial Statements

Emerging Growth Portfolio                   Portfolio of Investments (Continued)

                           June 30, 1997 (Unaudited)
================================================================================
Description                                                Shares   Market Value
--------------------------------------------------------------------------------
Energy (Continued)
EVI, Inc. (a)...........................................      650       $ 27,300
Falcon Drilling, Inc. (a)...............................      750         43,219
Forcenergy, Inc. (a)....................................      500         15,188
Global Marine, Inc. (a).................................    1,725         40,106
Marine Drilling Cos., Inc. (a)..........................    1,200         23,550
National Oilwell, Inc. (a)..............................      225         12,938
Ocean Energy, Inc. (a)..................................      300         13,875
Rowan Cos., Inc. (a)....................................      300          8,456
Smith International, Inc. (a)...........................      850         51,637
Tidewater, Inc..........................................      550         24,200
Varco International, Inc. (a)...........................      250          8,063
                                                                        --------
                                                                         451,003
                                                                        --------
Finance 9.3%
American Bankers Insurance Group, Inc...................      250         15,812
Astoria Financial Corp..................................      350         16,625
CMAC Investment Corp....................................      700         33,425
Coast Savings Financial, Inc. (a).......................      250         11,359
Comdisco, Inc...........................................      750         19,500
Conseco, Inc............................................    2,650         98,050
Cullen Frost Bankers, Inc...............................      300         12,713
Everest Reinsurance Holdings, Inc.......................      300         11,888
Finova Group, Inc.......................................      625         47,812
Glendale Federal Bank FSB (a)...........................      500         13,062
Greenpoint Financial Corp...............................      350         23,297
Mercury General Corp....................................      125          9,094
MGIC Investment Corp....................................      300         14,381
National Commerce Bancorp...............................      225          4,950
North Fork Bancorp, Inc.................................      575         12,291
Penncorp Financial Group, Inc...........................      225          8,663
Peoples Heritage Financial Group, Inc...................      275         10,416
Silicon Valley Bancshares (a)...........................       75          3,394
Sovereign Bancorp, Inc..................................      700         10,675
St. Paul Bancorp, Inc...................................      450         14,906
Star Banc Corp..........................................      425         17,956
State Street Corp.......................................      725         33,531
SunAmerica, Inc.........................................      600         29,250
Transatlantic Holdings, Inc.............................       50          4,963
Vesta Insurance Group, Inc..............................      125          5,406
Washington Mutual, Inc..................................    1,200         71,700
                                                                        --------
                                                                         555,119
                                                                        --------

                                       41      See Notes to Financial Statements

Emerging Growth Portfolio                   Portfolio of Investments (Continued)

                           June 30, 1997 (Unaudited)
================================================================================
Description                                                Shares   Market Value
--------------------------------------------------------------------------------
Healthcare 10.4%
Curative Health Services, Inc. (a)......................      300       $  8,625
Dura Pharmaceuticals, Inc. (a)..........................    1,350         53,831
ESC Medical Systems Ltd. (a)............................      175          4,463
FPA Medical Management, Inc. (a)........................      550         13,028
Guidant Corp............................................      825         70,125
HBO & Co................................................    1,300         89,537
Health Management Assn., Inc., Class A (a)..............      975         27,787
Healthsouth Corp. (a)...................................    2,550         63,591
Jones Medical Industries, Inc...........................      650         30,875
Medicis Pharmaceutical Corp., Class A (a)...............      600         29,925
MiniMed, Inc. (a).......................................      300          7,988
Omnicare, Inc...........................................    1,425         44,709
Oxford Health Plans, Inc. (a)...........................      925         66,369
Parexel International Corp. (a).........................      375         11,906
Quintiles Transnational Corp. (a).......................      425         29,591
Renal Treatment Centers, Inc. (a).......................      425         11,422
Rexall Sundown, Inc. (a)................................      425         16,575
Teva Pharmaceutical Industries Ltd. - ADR (Israel)......      200         12,950
Total Renal Care Holdings, Inc. (a).....................      275         11,052
Universal Health Services, Inc., Class B (a)............      450         17,325
                                                                        --------
                                                                         621,674
                                                                        --------
Producer Manufacturing 4.8%
Allied Waste Industries, Inc. (a).......................      400          6,950
ASM Lithography Holding NV (Netherlands) (a)............      325         19,012
Danaher Corp............................................      400         20,325
Hartford Financial Services Group, Inc..................      325         26,894
Kulicke and Sofa Industries, Inc. (a)...................      300          9,741
Mastec, Inc. (a)........................................      325         15,377
Mueller Industries, Inc. (a)............................      225          9,844
Newpark Resources, Inc. (a).............................      500         16,875
Precision Castparts Corp................................      400         23,850
Tyco International, Ltd.................................      500         34,781
United States Filter Corp. (a)..........................      500         13,625
United Waste Systems, Inc. (a)..........................      900         36,900
USA Waste Services, Inc. (a)............................    1,300         50,212
                                                                        --------
                                                                         284,386
                                                                        --------
Raw Materials/Processing Industries 1.0%
Cytec Industries, Inc. (a)..............................      175          6,541
Maverick Tube Corp. (a).................................      350         13,125

                                               See Notes to Financial Statements

Emerging Growth Portfolio                   Portfolio of Investments (Continued)

                           June 30, 1997 (Unaudited)
================================================================================
Description                                                Shares   Market Value
--------------------------------------------------------------------------------
Raw Materials/Processing Industries (Continued)
Praxair, Inc............................................      600       $ 33,600
Sealed Air Corp. (a)....................................      175          8,312
                                                                        --------
                                                                          61,578
                                                                        --------
Technology 32.3%
ADC Telecommunications, Inc. (a)........................      750         25,031
Advanced Fibre Communications, Inc. (a).................      300         18,113
Altera Corp. (a)........................................    1,750         88,375
Applied Materials, Inc. (a).............................    1,225         86,745
Aspen Technology, Inc. (a)..............................      600         22,575
Baan Co. NV (a).........................................      500         34,437
BMC Industries, Inc.....................................      300         10,275
BMC Software, Inc. (a)..................................    1,450         80,294
Cambridge Technology Partners, Inc. (a).................      600         19,200
Cellstar Corp. (a)......................................      750         22,969
Ciber, Inc. (a).........................................      425         14,530
Ciena Corp. (a).........................................      500         23,562
Citrix Systems, Inc. (a)................................      400         17,550
Computer Horizons Corp. (a).............................      401         13,700
Compuware Corp. (a).....................................    2,250        107,437
Comverse Technology, Inc. (a)...........................      600         31,200
Cymer, Inc. (a).........................................      400         19,500
Dallas Semiconductor Corp...............................      575         22,569
Dell Computer Corp. (a).................................    2,375        278,914
Discreet Logic, Inc. (a)................................      400          6,600
Dynatech Corp. (a)......................................      350         12,513
Engineering Animation, Inc. (a).........................      100          3,375
Gulfstream Aerospace Corp. (a)..........................      300          8,850
HNC Software, Inc. (a)..................................      350         13,344
Jabil Circuit, Inc. (a).................................      375         31,453
Keane, Inc. (a).........................................      225         11,700
KLA - Tencor Corp. (a)..................................      400         19,500
McAfee Associates, Inc. (a).............................    1,700        107,312
Micrel, Inc. (a)........................................      200         10,200
Micro Linear Corp. (a)..................................      250          2,625
Microsoft Corp. (a).....................................    1,725        217,997
National TechTeam, Inc. (a).............................      175          3,741
Paychex, Inc............................................      675         25,650
Peoplesoft, Inc. (a)....................................    1,850         97,587
Sanmina Corp. (a).......................................      525         33,337

                                               See Notes to Financial Statements

Emerging Growth Portfolio                   Portfolio of Investments (Continued)

                                          June 30, 1997 (Unaudited)
============================================================================================================
Description                                                                        Shares       Market Value
------------------------------------------------------------------------------------------------------------
Technology (Continued)
Saville Systems PLC - ADR (Ireland) (a).........................................      225         $   11,700
Siebel Systems, Inc. (a)........................................................      250              8,063
Stratus Computer, Inc. (a)......................................................      425             21,250
Sun Microsystems, Inc. (a)......................................................      500             18,609
Sundstrand Corp.................................................................      300             16,200
SunGard Data Systems, Inc. (a)..................................................      650             30,225
Technology Solutions Co. (a)....................................................      175              6,913
Tellabs, Inc. (a)...............................................................    1,400             78,225
Teradyne Inc. (a)...............................................................    1,025             40,231
Texas Instruments, Inc..........................................................      375             31,523
Uniphase Corp. (a)..............................................................      300             17,475
Viasoft, Inc. (a)...............................................................      850             43,137
Visio Corp. (a).................................................................       75              5,288
Vitesse Semiconductor Corp. (a).................................................    1,075             35,139
Wind River Systems, Inc. (a)....................................................      450             17,213
Wyman Gordon Co. (a)............................................................      250              6,750
                                                                                                  ----------
                                                                                                   1,930,701
                                                                                                  ----------
Transportation 1.6%
Airborne Freight Corp...........................................................      400             16,750
Continental Airlines, Inc., Class B (a).........................................      650             22,710
Halter Marine Group, Inc. (a)...................................................      350              8,400
Tower Automotive, Inc. (a)......................................................      300             12,900
U.S. Airways Group, Inc. (a)....................................................      950             33,250
                                                                                                  ----------
                                                                                                      94,010
                                                                                                  ----------
Utilities 1.4%
AES Corp. (a)...................................................................      475             33,606
Cincinnati Bell, Inc............................................................    1,450             45,675
U.S. Long Distance Corp. (a)....................................................      400              6,900
                                                                                                  ----------
                                                                                                      86,181
                                                                                                  ----------
Total Long-Term Investments 91.2%
  (Cost $4,077,273)...........................................................................     5,453,674
                                                                                                  ----------
Repurchase Agreement 7.1%
  Lehman Bros., Inc. ($425,000 par collateralized by U.S. Government obligations
  in a pooled cash account, dated 06/30/97, to be sold on 07/01/97 at $425,070)...............       425,000
                                                                                                  ----------
Total Investments 98.3%
  (Cost $4,502,273)...........................................................................     5,878,674
Other Assets in Excess of Liabilities 1.7%....................................................       103,950
                                                                                                  ----------
Net Assets 100.0%.............................................................................    $5,982,624
                                                                                                  ==========
(a)  Non-income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

Emerging Growth Portfolio                    Statement of Assets and Liabilities

                           June 30, 1997 (Unaudited)
================================================================================

Assets:

Total Investments (Cost $4,502,273)........................................................   $5,878,674
Cash.......................................................................................        3,389
Receivables:
  Portfolio Shares Sold....................................................................       97,593
  Investments Sold.........................................................................       16,910
  Dividends................................................................................        1,243
Unamortized Organizational Costs...........................................................        4,097
                                                                                              ----------
    Total Assets...........................................................................    6,001,906
                                                                                              ----------
Liabilities:
Payables:
  Distributor and Affiliates...............................................................        3,250
  Portfolio Shares Repurchased.............................................................          177
Deferred Compensation and Retirement Plans.................................................        9,570
Accrued Expenses...........................................................................        6,285
                                                                                              ----------
    Total Liabilities......................................................................       19,282
                                                                                              ----------
Net Assets.................................................................................   $5,982,624
                                                                                              ==========
Net Assets Consist of:
Capital....................................................................................   $4,974,949
Net Unrealized Appreciation................................................................    1,376,401
Accumulated Net Investment Loss............................................................       (7,493)
Accumulated Net Realized Loss..............................................................     (361,233)
                                                                                              ----------
Net Assets.................................................................................   $5,982,624
                                                                                              ==========
Net Asset Value, Offering Price and Redemption Price Per Share
  (Based on net assets of $5,982,624 and 402,939 shares of beneficial interest
  issued and outstanding)..................................................................   $    14.85
                                                                                              ==========

                                               See Notes to Financial Statements

Emerging Growth Portfolio                                Statement of Operations

              For the Six Months Ended June 30, 1997 (Unaudited)
================================================================================

Investment Income:
Interest.....................................................................................   $   12,373
Dividends....................................................................................        7,089
                                                                                                ----------
    Total Income.............................................................................       19,462
                                                                                                ----------
Expenses:
Investment Advisory Fee......................................................................       17,937
Audit........................................................................................       13,160
Shareholder Services.........................................................................        7,840
Shareholder Reports..........................................................................        7,680
Trustees Fees and Expenses...................................................................        5,130
Legal........................................................................................        4,755
Accounting...................................................................................        4,175
Amortization of Organizational Costs.........................................................          683
Custody......................................................................................          375
Other........................................................................................        2,803
                                                                                                ----------
    Total Expenses...........................................................................       64,538
    Less Fees Deferred and Expenses Reimbursed ($17,973 and $24,536, respectively)...........       42,509
                                                                                                ----------
    Net Expenses.............................................................................       22,029
                                                                                                ----------
Net Investment Loss..........................................................................   $   (2,567)
                                                                                                ==========
Realized and Unrealized Gain/Loss:
Net Realized Gain............................................................................   $   49,954
                                                                                                ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period....................................................................      944,059
  End of the Period:
    Investments..............................................................................    1,376,401
                                                                                                ----------
Net Unrealized Appreciation During the Period................................................      432,342
                                                                                                ----------
Net Realized and Unrealized Gain.............................................................   $  482,296
                                                                                                ==========
Net Increase in Net Assets From Operations...................................................   $  479,729
                                                                                                ==========

                                               See Notes to Financial Statements

Emerging Growth Portfolio                     Statement of Changes in Net Assets

  For the Six Months Ended June 30, 1997 and the Year Ended December 31, 1996
                                  (Unaudited)
================================================================================

                                                                    Six Months Ended          Year Ended
                                                                       June 30, 1997   December 31, 1996
--------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Loss...................................................   $    (2,567)        $    (6,964)
Net Realized Gain/Loss................................................        49,954            (353,684)
Net Unrealized Appreciation During the Period.........................       432,342             699,394
                                                                         -----------         -----------
Change in Net Assets from Operations..................................       479,729             338,746
                                                                         -----------         -----------
From Capital Transactions:
Proceeds from Shares Sold.............................................     3,260,005           4,967,397
Cost of Shares Repurchased............................................    (2,935,297)         (2,417,613)
                                                                         -----------         -----------
Net Change in Net Assets from Capital Transactions....................       324,708           2,549,784
                                                                         -----------         -----------
Total Increase in Net Assets..........................................       804,437           2,888,530
Net Assets:
Beginning of the Period...............................................     5,178,187           2,289,657
                                                                         -----------         -----------
End of the Period (Including accumulated net investment loss
  of $7,493 and $4,926, respectively).................................   $ 5,982,624         $ 5,178,187
                                                                         ===========         ===========

                                               See Notes to Financial Statements

Emerging Growth Portfolio                                   Financial Highlights

   The following schedule presents financial highlights for one share of the
      Portfolio outstanding throughout the periods indicated. (Unaudited)
================================================================================

                                                                                                  July 3, 1995
                                                                                                 (Commencement
                                                                  Six Months                     of Investment
                                                                       Ended       Year Ended   Operations) to
                                                                    June 30,     December 31,     December 31,
                                                                        1997             1996             1996
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..........................   $13.660          $ 11.72          $ 10.00
                                                                     -------          -------          -------
Net Investment Loss...............................................     (.006)           (.016)            (.08)
Net Realized and Unrealized Gain..................................     1.193            1.956             1.80
                                                                     -------          -------          -------
Total from Investment Operations..................................     1.187            1.940             1.72
                                                                     -------          -------          -------
Net Asset Value, End of the Period................................   $14.847          $13.660          $ 11.72
                                                                     =======          =======          =======

Total Return*.....................................................     8.71%**         16.55%           17.20%**
Net Assets at End of the Period (In millions).....................   $   6.0          $   5.2          $   2.3
Ratio of Expenses to Average Net Assets*..........................      .85%             .85%            2.50%
Ratio of Net Investment Loss to Average Net Assets*...............     (.10%)           (.17%)          (1.45%)
Portfolio Turnover................................................       80%**           102%              41%**
Average Commission Per Equity Share Traded (a)....................   $ .0449          $ .0470               --

* If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets...........................     2.51%            3.28%            5.40%
Ratio of Net Investment Loss to Average Net Assets................    (1.75%)          (2.60%)          (4.35%)

**Non-Annualized
(a)  Represents the average brokerage commission per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal periods prior to 1996.

                                               See Notes to Financial Statements

Enterprise Portfolio                                   Portfolio of Investments
                          June 30, 1997 (Unaudited)
===============================================================================

Description                                               Shares   Market Value
-------------------------------------------------------------------------------
Common Stock  98.7%

Consumer Distribution  10.8%
American Stores Co. ..................................    16,400    $   809,750
Bed Bath & Beyond, Inc. (a) ..........................    10,600        321,975
Consolidated Stores Corp. (a) ........................    15,375        534,281
CVS Corp. ............................................    13,700        702,125
Dayton Hudson Corp. ..................................    14,900        792,494
General Nutrition Cos., Inc. (a) .....................    17,000        476,000
Home Depot, Inc. .....................................     9,500        654,906
Kroger Co. (a) .......................................    35,000      1,015,000
Lear Corp. (a) .......................................     7,500        332,813
Lowe's Cos., Inc. ....................................    10,600        393,525
Ross Stores, Inc. ....................................    24,400        797,575
Safeway, Inc. (a) ....................................    25,662      1,183,660
Tiffany & Co. ........................................    13,800        637,387
TJX Cos., Inc. .......................................    31,200        822,900
U.S. Office Products Co. (a) .........................    18,300        559,294
                                                                    -----------
                                                                     10,033,685
                                                                    -----------
Consumer Non-Durables  8.1%
Borders Group, Inc. (a) ..............................    15,000        361,875
Liz Claiborne, Inc. ..................................    13,600        634,100
Nautica Enterprises, Inc. (a) ........................    16,700        441,506
Philip Morris Cos., Inc. .............................   104,700      4,646,062
Procter & Gamble Co. .................................     4,800        678,000
Ralston Purina Group .................................     4,800        394,500
Tommy Hilfiger Corp. (a) .............................     7,400        297,388
                                                                    -----------
                                                                      7,453,431
                                                                    -----------
Consumer Services  9.0%
AccuStaff, Inc. (a) ..................................    25,224        597,494
Evergreen Media Corp., Class A (a) ...................    17,500        780,937
Firstplus Financial Group, Inc. (a) ..................    18,400        625,600
Gannett, Inc. ........................................     5,300        523,375
HFS, Inc. (a) ........................................    10,200        591,600
Hilton Hotels Corp. ..................................    14,800        393,125
La Quinta Inns, Inc. .................................    25,400        555,625
Marriot International, Inc. ..........................     6,800        417,350
New York Times Co. ...................................    13,800        683,100
Omnicom Group, Inc. ..................................    20,100      1,238,662
Scripps Co. (EW), Class A ............................     5,300        220,613
Service Corp. International ..........................    31,800      1,045,425
Tribune Co. ..........................................    14,500        696,906
                                                                    -----------
                                                                      8,369,812
                                                                    -----------

                                       49      See Notes to Financial Statements


Enterprise Portfolio                        Portfolio of Investments (Continued)
                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
Description                                           Shares        Market Value
--------------------------------------------------------------------------------
Energy  4.6%
Baker Hughes, Inc..................................   10,400         $   402,350
British Petroleum PLC - ADR  (United Kingdom)......   10,000             748,750
Exxon Corp.........................................    8,200             504,300
Schlumberger  Ltd..................................    4,500             562,500
Smith International, Inc. (a)......................   10,800             656,100
Texaco, Inc........................................    7,800             848,250
YPF Sociedad Anonima - ADR (Argentina), Class D....   16,600             510,450
                                                                     -----------
                                                                       4,232,700
                                                                     -----------
Finance  16.0%
Allstate Corp......................................    8,500             620,500
AMBAC, Inc.........................................    6,600             504,075
BankAmerica Corp...................................   21,400           1,381,637
BankBoston Corp....................................   10,700             771,069
Chase Manhattan Corp...............................    9,400             912,387
Citicorp...........................................    5,400             651,038
CMAC Investment Corp...............................   17,600             840,400
Conseco, Inc.......................................   48,800           1,805,600
Federal National Mortgage Assn.....................   35,800           1,561,775
First Bank System, Inc.............................    6,900             589,088
Green Tree Financial Corp..........................   26,000             926,250
Merrill Lynch & Co., Inc...........................    9,290             553,916
MGIC Investment Corp...............................   15,200             728,650
Money Store, Inc...................................    6,300             180,731
Student Loan Marketing Assn........................    4,100             520,700
SunAmerica, Inc....................................   16,700             814,125
Travelers Group, Inc...............................   23,600           1,488,275
                                                                     -----------
                                                                      14,850,216
                                                                     -----------
Healthcare  16.6%
Aetna, Inc.........................................    3,500             358,313
American Home Products Corp........................    7,600             581,400
Amgen, Inc. (a)....................................   10,500             610,312
Bristol Myers Squibb Co............................   23,200           1,879,200
ESC Medical Systems Ltd. (a).......................   11,700             298,350
Health Management Assn., Inc., Class A (a).........   19,600             558,600
Healthsouth Corp. (a)..............................   37,900             945,131
Johnson & Johnson, Inc.............................   14,500             933,437
Lincare Holdings, Inc. (a).........................   15,700             675,100
Merck & Co., Inc...................................   16,600           1,718,100
PacifiCare Health Systems, Class B (a).............    6,100             389,638

                                       50     See Notes to Financial Statements

Enterprise Portfolio                        Portfolio of Investments (Continued)

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Description                                              Shares    Market Value
--------------------------------------------------------------------------------
Healthcare  (Continued)
Pfizer, Inc. ..........................................  13,100     $ 1,565,450
Renal Treatment Centers, Inc. (a)......................  16,700         448,813
Schering-Plough Corp. .................................  26,400       1,263,900
Tenet Healthcare Corp. (a).............................  16,300         481,869
Universal Health Services, Inc., Class B (a)...........  14,500         558,250
Vencor, Inc. (a).......................................  12,700         536,575
Watson Pharmaceuticals, Inc. (a).......................  13,800         583,050
Wellpoint Health Networks, Inc., Class A (a)...........  21,200         972,550
                                                                    -----------
                                                                     15,358,038
                                                                    -----------
Producer Manufacturing  7.3%
AlliedSignal, Inc. ....................................   8,100         680,400
Cummins Engine, Inc. ..................................   8,500         599,781
Illinois Tool Works, Inc. ...........................     5,600         279,650
Philips Electronics N.V. (Netherlands).................   4,000         287,500
Textron, Inc. .........................................  16,400       1,088,550
Tyco International Ltd. ...............................  12,300         855,619
United Technologies Corp. .............................  12,300       1,020,900
United Waste Systems, Inc. (a).........................  30,000       1,230,000
USA Waste Services, Inc. (a)...........................  17,400         672,075
                                                                    -----------
                                                                      6,714,475
                                                                    -----------
Raw Materials/Processing Industries  2.8%
Bowater, Inc. .........................................  10,300         476,375
Cytec Industries, Inc. (a).............................  17,300         646,587
Praxair, Inc. .........................................  25,500       1,428,000
                                                                    -----------
                                                                      2,550,962
                                                                    -----------
Technology  21.5%
Adaptec, Inc (a).......................................  13,800         479,550
Altera Corp. (a).......................................  10,600         535,300
Analog Devices, Inc. (a)...............................  10,600         281,563
Aspect Telecommunications Corp. (a)....................  20,600         458,350
BMC Industries, Inc. ..................................   9,600         328,800
BMC Software, Inc. (a).................................  36,800       2,037,800
Boeing Co. ............................................   9,000         477,562
Cadence Design Systems, Inc. (a).......................  10,800         361,800
Cisco Systems, Inc. (a)................................   6,000         402,750
Compaq Computer Corp. (a)..............................  17,400       1,726,950
Compuware Corp. (a)....................................  18,700         892,925

                                      51       See Notes to Financial Statements

Enterprise Portfolio                     Portfolio of Investments (Continued)

                           June 30, 1997 (Unaudited)

================================================================================================================================
Description                                                                                        Shares           Market Value
--------------------------------------------------------------------------------------------------------------------------------
Technology (Continued)
Data General Corp. (a)...........................................................................  14,000           $   364,000
Dell Computer Corp. (a)..........................................................................   5,300               622,419
Intel Corp.......................................................................................   1,500               212,719
International Business Machines Corp.............................................................  11,400             1,028,137
KLA-Tencor Corp. (a).............................................................................   4,500               219,375
Linear Technology Corp...........................................................................   8,200               424,350
LSI Logic Corp. (a)..............................................................................  16,400               524,800
Lucent Technologies, Inc.........................................................................   8,000               576,500
Microsoft Corp. (a)..............................................................................   5,200               657,150
Motorola, Inc....................................................................................   5,900               448,400
National Semiconductor Corp. (a).................................................................  15,400               471,625
Oracle Systems Corp. (a).........................................................................   9,600               483,600
Sanmina Corp. (a)................................................................................  10,600               673,100
SCI Systems, Inc. (a)............................................................................  10,800               688,500
Scientific Atlanta, Inc..........................................................................  31,800               695,625
Stratus Computer, Inc. (a).......................................................................   5,800               290,000
Sun Microsystems, Inc. (a).......................................................................  28,600             1,064,456
Telecomunicacoes Brasileiras - ADR (Brazil)......................................................   4,200               637,350
Tellabs, Inc. (a)................................................................................  16,000               894,000
Texas Instruments, Inc...........................................................................   3,800               319,438
Xerox Corp.......................................................................................   8,000               631,000
                                                                                                                    -----------
                                                                                                                     19,909,894
                                                                                                                    -----------
Transportation 0.6%
Continental Airlines, Inc., Class B (a)..........................................................  15,000               524,063
                                                                                                                    -----------
Utilities 1.4%
Bell Atlantic Corp...............................................................................  10,500               796,687
Cincinnati Bell, Inc.............................................................................  17,400               548,100
                                                                                                                    -----------
                                                                                                                      1,344,787
                                                                                                                    -----------
Total Long-Term Investments 98.7% (Cost $64,615,036).............................................                    91,342,063
Repurchase Agreement 1.4%
  Prudential Securities ($1,260,000 par collateralized by U.S. Government obligations
   in a pooled cash account, dated 06/30/97, to be sold on 07/01/97 at $1,260,205)................                    1,260,000
                                                                                                                    -----------
Total Investments 100.1% (Cost $65,875,036)......................................................                    92,602,063
Liabilities in Excess of Other Assets (0.1%).....................................................                      (104,814)
                                                                                                                    -----------
Net Assets 100.0%................................................................................                   $92,497,249
                                                                                                                    ===========

(a) Non-income producing security as this stock currently does not declare dividends.

                                       52      See Notes to Financial Statements

Enterprise Portfolio                        Statement of Assets and Liabilities
                           June 30, 1997 (Unaudited)
===============================================================================

Assets:
Total Investments (Cost $65,875,036).............................  $ 92,602,063
Cash.............................................................         1,067
Receivables:
  Investments Sold...............................................       398,716
  Dividends......................................................        85,793
  Portfolio Shares Sold..........................................        38,887
Other............................................................         1,856
                                                                   ------------
  Total Assets...................................................    93,128,382
                                                                   ------------
Liabilities:
Payables:
  Investments Purchased..........................................       405,829
  Portfolio Shares Repurchased...................................       120,978
  Investment Advisory Fee........................................        32,568
  Distributor and Affiliates.....................................         8,615
Deferred Compensation and Retirement Plans.......................        53,307
Accrued Expenses.................................................         9,836
                                                                   ------------
  Total Liabilities..............................................       631,133
                                                                   ------------
Net Assets.......................................................  $ 92,497,249
                                                                   ============
Net Assets Consist of:
Capital..........................................................  $ 59,725,364
Net Unrealized Appreciation......................................    26,727,027
Accumulated Net Realized Gain....................................     5,821,319
Accumulated Undistributed Net Investment Income..................       223,539
                                                                   ------------
Net Assets.......................................................  $ 92,497,249
                                                                   ============
Net Asset Value, Offering Price and Redemption Price Per Share
  (Based on net assets of $92,497,249 and 4,914,454 shares of
  beneficial interest issued and outstanding)....................  $      18.82
                                                                   ============

                                      53      See Notes to Financial Statements

Enterprise Portfolio                                    Statement of Operations
              For the Six Months Ended June 30, 1997 (Unaudited)
===============================================================================

Investment Income:
Dividends......................................................    $    429,094
Interest.......................................................          90,284
                                                                   ------------
   Total Income................................................         519,378
                                                                   ------------
Expenses:
Investment Advisory Fee........................................         218,676
Accounting.....................................................          11,131
Legal..........................................................           9,636
Shareholder Services...........................................           7,796
Trustees Fees and Expenses.....................................           6,973
Custody........................................................           5,171
Other..........................................................          32,113
                                                                   ------------
   Total Expenses..............................................         291,496
   Less Fees Deferred..........................................          26,749
                                                                   ------------
   Net Expenses................................................         264,747
                                                                   ------------
Net Investment Income..........................................    $    254,631
                                                                   ============
Realized and Unrealized Gain/Loss:
Net Realized Gain..............................................    $  5,923,947
                                                                   ------------
Unrealized Appreciation/Depreciation:
   Beginning of the Period.....................................      19,056,982
   End of the Period:
       Investments.............................................      26,727,027
                                                                   ------------
Net Unrealized Appreciation During the Period..................       7,670,045
                                                                   ------------
Net Realized and Unrealized Gain...............................    $ 13,593,992
                                                                   ============
Net Increase in Net Assets From Operations.....................    $ 13,848,623
                                                                   ============

                                       54     See Notes to Financial Statements

Enterprise Portfolio                          Statement of Changes in Net Assets

  For the Six Months Ended June 30, 1997 and the Year Ended December 31, 1996
                                  (Unaudited)

------------------------------------------------------------------------------------------------------
                                                                  Six Months Ended          Year Ended
                                                                     June 30, 1997   December 31, 1996
------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income..............................................   $    254,631         $    556,672
Net Realized Gain..................................................      5,923,947            7,574,164
Net Unrealized Appreciation During the Period......................      7,670,045            9,782,538
                                                                      ------------         ------------
Change in Net Assets from Operations...............................     13,848,623           17,913,374
                                                                      ------------         ------------
Distributions from Net Investment Income...........................        (90,532)            (530,417)
Distributions from Net Realized Gain...............................     (1,119,484)          (9,089,491)
                                                                      ------------         ------------
Total Distributions................................................     (1,210,016)          (9,619,908)
                                                                      ------------         ------------
Net Change in Net Assets from Investment Activities................     12,638,607            8,293,466
                                                                      ------------         ------------
From Capital Transactions:
Proceeds from Shares Sold..........................................      7,412,611            7,883,906
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.....................................................      1,210,016            9,619,909
Cost of Shares Repurchased.........................................    (13,569,155)         (17,001,971)
                                                                      ------------         ------------
Net Change in Net Assets from Capital Transactions.................     (4,946,528)             501,844
                                                                      ------------         ------------
Total Increase in Net Assets.......................................      7,692,079            8,795,310
Net Assets:
Beginning of the Period............................................     84,805,170           76,009,860
                                                                      ------------         ------------
End of the Period (Including accumulated undistributed
  net investment income of $223,539 and $59,440,
  respectively)....................................................   $ 92,497,249         $ 84,805,170
                                                                      ============         ============



                                       55      See Notes to Financial Statements

Enterprise Portfolio                                        Financial Highlights

  The following schedule presents financial highlights for one share of the
      Portfolio outstanding throughout the periods indicated. (Unaudited)
================================================================================

                                                                                          Year Ended December 31,
                                                           Six Months Ended     -----------------------------------------
                                                              June 30, 1997        1996       1995       1994        1993
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.......................     $16.262     $ 14.69    $ 12.39    $ 14.57     $ 14.21
                                                                    -------     -------    -------    -------     -------
  Net Investment Income........................................        .052        .113        .32        .25         .21
  Net Realized and Unrealized Gain/Loss........................       2.741       3.417       4.22     (.7625)     1.0325
                                                                    -------     -------    -------    -------     -------
Total from Investment Operations...............................       2.793       3.530       4.54     (.5125)     1.2425
                                                                    -------     -------    -------    -------     -------
Less:
  Distributions from Net Investment Income.....................        .018        .109      .3175        .25        .215
  Distributions from Net Realized Gain.........................        .216       1.849     1.9225     1.4175       .6675
                                                                    -------     -------    -------    -------     -------
Total Distributions............................................        .234       1.958       2.24     1.6675       .8825
                                                                    -------     -------    -------    -------     -------
Net Asset Value, End of the Period.............................     $18.821     $16.262    $ 14.69    $ 12.39     $ 14.57
                                                                    -------     -------    -------    -------     -------
Total Return*..................................................      17.32%**    24.80%     36.98%     (3.39%)      8.98%
Net Assets at End of the Period (In millions)..................     $  92.5     $  84.8    $  76.0    $  67.5     $  72.3
Ratio of Expenses to Average Net Assets*.......................        .60%        .60%       .60%       .60%        .60%
Ratio of Net Investment Income to Average Net Assets*..........        .58%        .68%      2.06%      1.72%       1.41%
Portfolio Turnover.............................................         41%**      152%       145%       153%        139%
Average Commission Paid per Equity Share Traded (a)............     $ .0575     $ .0435         --         --          --

* If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets........................        .67%        .75%       .68%       .68%        .72%
Ratio of Net Investment Income to Average Net Assets...........        .52%        .53%      1.98%      1.64%       1.29%

**  Non-Annualized

(a) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                      56       See Notes to Financial Statements

Global Equity Portfolio                                Portfolio of Investments
                           June 30, 1997 (Unaudited)
===============================================================================

Description                                               Shares   Market Value
-------------------------------------------------------------------------------
Common Stocks and Equivalents  84.4%

Australia  2.2%
ICI Australia Ltd. ....................................    1,800       $ 17,752
Pacific Dunlop Ltd. ...................................    7,800         23,108
Rio Tinto Ltd. ........................................    2,400         40,956
                                                                       --------
                                                                         81,816
                                                                       --------
Austria 0.7%
OMV AG ................................................      200         25,619
                                                                       --------
Belgium 1.5%
Gevaert NV ............................................      600         56,365
                                                                       --------
Brazil 0.6%
Centrais Eletricas Brasileiras SA Electrobras - ADR (a)      350         10,063
Telecomunicacoes Brasileiras - ADR (a) ................       90         13,657
                                                                       --------
                                                                         23,720
                                                                       --------
Canada 1.6%
IPL Energy, Inc. ......................................    1,300         43,444
Northern Telecom ......................................      200         18,024
                                                                       --------
                                                                         61,468
                                                                       --------
Denmark 0.3%
Novo Nordisk A/S ......................................      100         10,904
                                                                       --------
France 3.0%
Alcatel Alsthom (Cie Gen El) ..........................      160         20,039
AXA-UAP ...............................................      220         13,683
Carrefour .............................................       25         18,156
Cie De St Gobain ......................................      140         20,416
Elf Aquitaine .........................................      140         15,104
LVMH (Moet Hennessy Louis Vuitton) (a) ................       50         13,443
Total, Class B ........................................      130         13,140
                                                                       --------
                                                                        113,981
                                                                       --------
Germany 2.2%
BASF ..................................................      250          9,238
Bayer .................................................      150          5,764
Daimler Benz ..........................................      200         16,226
Deutsche Telekom (a) ..................................      500         12,041
Linde .................................................       50         38,272
                                                                       --------
                                                                         81,541
                                                                       --------
Hong Kong  2.5%
Cathay Pacific Air ....................................   11,000         22,789
Hang Seng Bank ........................................    1,400         19,968


                                      57      See Notes to Financial Statements

Global Equity Portfolio                    Portfolio of Investments (Continued)
                           June 30, 1997 (Unaudited)
===============================================================================
Description                                             Shares     Market Value
-------------------------------------------------------------------------------
Hong Kong (Continued)
Hong Kong Telecommunications..........................   9,200     $     21,969
Hutchison Whampoa.....................................   2,000           17,296
Sun Hung Kai Properties...............................   1,000           12,037
                                                                   ------------
                                                                         94,059
                                                                   ------------
Italy 1.6%
ENI...................................................   1,000            5,663
Fiat..................................................   4,000           14,404
Instituto Nazionale delle Assicurazioni...............  12,000           18,287
Telecom Italia Mob....................................   2,500            8,090
Telecom Italia Ord....................................   5,000           16,048
                                                                   ------------
                                                                         62,492
                                                                   ------------
Japan 11.1%
Acom Co., Ltd.........................................     300           14,448
Asahi Glass Co........................................   1,000            9,946
Bank of Tokyo.........................................     600           12,040
Dai Nippon Printing...................................   1,000           22,596
Daiwa Securities......................................   1,000            7,887
East Japan Railway....................................       1            5,130
Fujitsu...............................................   1,000           13,872
Hitachi...............................................   2,000           22,335
Honda Motor Co........................................   1,000           30,099
Japan Air Lines Co. (a)...............................   1,000            4,545
Japan Energy Corp.....................................   4,000           10,469
Kao Corp..............................................   1,000           13,872
Kawasaki Heavy Industries.............................   2,000            9,300
Kawasaki Steel Corp...................................   3,000            9,763
Komatsu...............................................   1,000            8,114
Kyocera Corp..........................................     100            7,939
Matsushita Electric Industries........................   1,000           20,154
Mitsubishi Electric Corp..............................   3,000           16,777
Mitsubishi Estate.....................................   1,000           14,483
Nagoya Railroad Co....................................   3,000           12,354
NEC Corp..............................................   1,000           13,959
Nippon Steel Corp.....................................   2,000            6,386
Nippon Yusen Kabushiki Kaisha.........................   3,000           11,647
Nissan Motor Co.......................................   2,000           15,512
NSK Ltd...............................................   1,000            6,430
Oji Paper Co..........................................   2,000           12,371

                                       58     See Notes to Financial Statements

Global Equity Portfolio                    Portfolio of Investments (Continued)

                           June 30, 1997 (Unaudited)
===============================================================================

Description                                               Shares   Market Value
-------------------------------------------------------------------------------
Japan (Continued)
Sekisui House .........................................    1,000      $  10,120
Sharp Corp. ...........................................    1,000         13,785
Teijin ................................................    2,000          9,422
Tobu Railway Co. ......................................    2,000          9,231
Toppan Printing Co. ...................................    1,000         15,704
Toyobo Co. ............................................    1,000          2,644
Toyota Motor Corp. ....................................    1,000         29,489
                                                                      ---------
                                                                        422,823
                                                                      ---------
Malaysia 0.7%
DCB Holdings (a) ......................................    8,000         25,357
                                                                      ---------
Mexico 1.1%
Telefonos De Mexico SA Ser L ..........................   17,000         40,684
                                                                      ---------
Netherlands 2.0%
ABN Amro Holdings .....................................    1,200         22,375
Ahold Koninklijke .....................................      200         16,873
Akzo Nobel ............................................      100         13,704
Elsevier ..............................................      700         11,697
Wolters Kluwer ........................................      101         12,298
                                                                      ---------
                                                                         76,947
                                                                      ---------
New Zealand 0.5%
Deutsche Bank AG ......................................      350         20,449
                                                                      ---------
Republic of Korea  0.3%
Korea Electric Power Corp. - ADR ......................      277          5,176
Pohang Iron & Steel Co., Ltd. - ADR ...................      197          6,304
                                                                      ---------
                                                                         11,480
                                                                      ---------
Singapore 1.0%
Fraser & Neave ........................................    5,400         38,525
                                                                      ---------
South Africa 0.8%
De Beers Cons Mines Ltd. - ADR ........................      500         18,469
Sasol Ltd. - ADR ......................................      926         12,038
                                                                      ---------
                                                                         30,507
                                                                      ---------
Spain 1.2%
Emp Nac Electricid (a) ................................      100          8,395
Repsol ................................................      400         16,912
Telefonica De Espana ..................................      700         20,238
                                                                      ---------
                                                                         45,545
                                                                      ---------

                                      59      See Notes to Financial Statements

Global Equity Portfolio                    Portfolio of Investments (Continued)

                           June 30, 1997 (Unaudited)
===============================================================================

Description                                               Shares   Market Value
-------------------------------------------------------------------------------

Sweden  0.4%
Ericsson Telephonaktiebolaget LM, Class B (a) .........      400      $  15,746
                                                                      ---------
Switzerland  3.1%
Credit Suisse Group ...................................      100         12,842
Holderbank Financiere Glarus AG .......................       20         18,890
Nestle ................................................       10         13,192
Novartis AG (a) .......................................       20         31,973
Roche Holdings Genusscheine ...........................        2         18,089
Schw Bankgesellsch ....................................       20         22,877
                                                                      ---------
                                                                        117,863
                                                                      ---------
United Kingdom  7.1%
B.A.T. Industries .....................................    1,600         14,322
Barclays ..............................................    1,000         19,850
Bass ..................................................    1,200         14,648
British Petroleum .....................................    1,000         12,440
British Telecommunications ............................    2,200         16,340
BTR ...................................................    2,800          9,582
Burmah Castrol ........................................      600         10,152
Carlton Communications ................................    2,400         20,323
Glaxo Wellcome ........................................    1,000         20,691
HSBC Holdings (a) .....................................      400         12,313
HSBC Holdings (ADR) ...................................      600         17,783
Lloyds TSB Group ......................................    2,000         20,550
Marks & Spencer .......................................    1,200          9,952
Rank Group ............................................    2,200         13,940
Scot & Newcastle ......................................    1,900         20,440
Smithkline Beecham ....................................      900         16,569
Smiths Industries .....................................      900         11,510
Zeneca Group ..........................................      300          9,922
                                                                      ---------
                                                                        271,327
                                                                      ---------
United States  38.9%
Abbott Laboratories, Inc. .............................      400         26,700
Aluminum Company of America ...........................      300         22,613
American Express Co. ..................................      300         22,350
American Home Products Corp. ..........................      300         22,950
American International Group, Inc. (b) ................      200         29,875
Amoco Corp. ...........................................      200         17,388
AT&T Corp. ............................................      700         24,544


                                      60      See Notes to Financial Statements

Global Equity Portfolio                    Portfolio of Investments (Continued)

                           June 30, 1997 (Unaudited)
===============================================================================

Description                                               Shares   Market Value
-------------------------------------------------------------------------------

United States (Continued)
BellSouth Corp. (b) ...................................      500      $  23,188
Boeing Co. ............................................      200         10,613
Bristol-Myers Squibb Co. (b) ..........................      400         32,400
Campbell Soup Co. .....................................      300         15,000
Chevron Corp. .........................................      300         22,181
Cisco Systems, Inc. (a) ...............................      200         13,425
Citicorp ..............................................      200         24,112
Coca Cola Co. .........................................      800         54,000
Columbia / HCA Healthcare Corp. .......................      300         11,794
Dominion Resources Inc. ...............................      900         32,962
Dow Chemical Co. ......................................      200         17,425
Du Pont (E. I.) de Nemours & Co. ......................      400         25,150
Duke Energy Corp. .....................................      600         28,762
Eastman Kodak Co. .....................................      200         15,350
Federal National Mortgage Assn. (a) ...................      500         21,813
First Data Corp. ......................................      500         21,969
FPL Group, Inc. .......................................      500         23,031
General Electric Co. ..................................      800         52,300
General Motors Corp. ..................................      400         22,275
Gillette Co. ..........................................      300         28,425
Hewlett Packard Co. ...................................      300         16,800
Home Depot, Inc. ......................................      300         20,681
Illinois Tool Workers, Inc. ...........................      400         19,975
Intel Corp. ...........................................      200         28,362
International Business Machines Corp. .................      400         36,075
International Paper Co. ...............................      400         19,425
J.C. Penney, Inc. .....................................      400         20,875
Johnson & Johnson, Inc. ...............................      400         25,750
JP Morgan & Co., Inc. .................................      300         31,312
Kimberly Clark Corp. ..................................      400         19,900
Lilly Eli & Co. .......................................      200         21,863
Lucent Technologies, Inc. .............................      400         28,825
McDonalds Corp. .......................................      500         24,156
Microsoft Corp. (a) ...................................      300         37,912
Minnesota Mining & Manufacturing Co. ..................      300         30,600
Mobil Corp. ...........................................      400         27,950
Monsanto Co. ..........................................      400         17,225
Motorola, Inc. ........................................      200         15,200


                                      61      See Notes to Financial Statements

Global Equity Portfolio                                                            Portfolio of Investments (Continued)

                                     June 30, 1997 (Unaudited)
=======================================================================================================================
Description                                                                                     Shares     Market Value
-----------------------------------------------------------------------------------------------------------------------
United States (Continued)
NationsBank Corp..........................................................................         400     $     25,800
Oracle Systems Corp. (a)..................................................................         300           15,113
PacifiCorp................................................................................       1,200           26,400
PepsiCo, Inc..............................................................................         700           26,294
Pfizer, Inc...............................................................................         200           23,900
Procter & Gamble Co.......................................................................         200           28,250
Rockwell International Corp...............................................................         300           17,700
SBC Communications, Inc...................................................................         600           37,125
Schering-Plough Corp......................................................................         400           19,150
Sears Roebuck & Co........................................................................         300           16,125
Time Warner, Inc..........................................................................         300           14,475
Warner-Lambert Co.........................................................................         200           24,850
Wells Fargo & Co..........................................................................         100           26,950
Weyerhaeuser Co...........................................................................         400           20,800
Worldcom, Inc. (a)........................................................................         800           25,600
Xerox Corp................................................................................         300           23,662
                                                                                                           ------------
                                                                                                              1,477,675
                                                                                                           ------------
Total Common Stocks and Equivalents 84.4%.................................................                    3,206,893
                                                                                                           ------------
Preferred Stock 0.6%
Finland 0.6%
Nokia (Ab) Oy-ADR.........................................................................         300           22,410
                                                                                                           ------------
Total Long-Term Investments 85.0%
  (Cost $2,786,746)...................................................................................        3,229,303

Repurchase Agreement 12.5%
   State Street Bank & Trust Co. ($473,000 par collateralized by U.S. Government
   obligations in a pooled cash account, dated 06/30/97, to be sold on 07/01/97 at $473,066)..........         473,000
                                                                                                          ------------
Total Investments 97.5%
   (Cost $3,259,746)..................................................................................       3,702,303

Foreign Currency 1.4%
   (Various Denominations, Cost $54,958)..............................................................          54,449

Other Assets in Excess of Liabilities 1.1%............................................................          41,597
                                                                                                          ------------
Net Assets 100.0%.....................................................................................    $  3,798,349
                                                                                                          ============

(a)  Non-income producing security as this stock currently does not declare dividends.

(b)  Assets segregated as collateral for open forward currency contracts.

                                                                                     See Notes to Financial Statements
                                       62


Global Equity Portfolio                      Statement of Assets and Liabilities

                           June 30, 1997 (Unaudited)
================================================================================

Assets:
Total Investments, including repurchase agreements of $473,000 (Cost $3,259,746)............   $3,702,303
Foreign Currency (Cost $54,958).............................................................       54,449
Cash........................................................................................          373
Receivables:
  Portfolio Shares Sold.....................................................................       45,014
  Expense Reimbursement by Adviser..........................................................       11,964
  Dividends.................................................................................        7,326
  Interest..................................................................................           66
Unamortized Organizational Costs............................................................        4,093
Forward Currency Contracts..................................................................        1,507
                                                                                               ----------
  Total Assets..............................................................................    3,827,095
                                                                                               ----------
Liabilities:
Accrued Expenses............................................................................       15,288
Deferred Compensation and Retirement Plans..................................................        9,585
Payable to Distributor and Affiliates.......................................................        3,873
                                                                                               ----------
  Total Liabilities.........................................................................       28,746
                                                                                               ----------
Net Assets..................................................................................   $3,798,349
                                                                                               ==========
Net Assets Consist of:
Capital.....................................................................................   $2,925,151
Net Unrealized Appreciation.................................................................      443,315
Accumulated Net Realized Gain...............................................................      430,444
Accumulated Distributions in Excess of Net Investment Income................................         (561)
                                                                                               ----------
Net Assets..................................................................................   $3,798,349
                                                                                               ==========
Net Asset Value, Offering Price and Redemption Price Per Share
  (Based on net assets of $3,798,349 and 280,624 shares of beneficial interest
  issued and outstanding)...................................................................   $    13.54
                                                                                               ==========

                                               See Notes to Financial Statements

Global Equity Portfolio                                  Statement of Operations

              For the Six Months Ended June 30, 1997 (Unaudited)
================================================================================

Investment Income:
Dividends (Net of foreign withholding taxes of $2,661).........................................   $ 23,317
Interest.......................................................................................      3,436
                                                                                                  --------
    Total Income...............................................................................     26,753
                                                                                                  --------
Expenses:
Custody........................................................................................     34,846
Investment Advisory Fee........................................................................     14,523
Audit..........................................................................................     11,032
Accounting.....................................................................................     10,784
Shareholder Reports............................................................................      9,636
Shareholder Services...........................................................................      7,777
Trustees Fees and Expenses.....................................................................      5,511
Legal..........................................................................................      3,969
Amortization of Organizational Costs...........................................................        677
Other..........................................................................................      2,064
                                                                                                  --------
    Total Expenses.............................................................................    100,819
    Less Fees Deferred and Expenses Reimbursed ($14,523 and $68,869, respectively).............     83,392
                                                                                                  --------
    Net Expenses...............................................................................     17,427
                                                                                                  --------
Net Investment Income..........................................................................   $  9,326
                                                                                                  ========
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
  Investments..................................................................................   $428,770
  Forward Currency Contracts...................................................................      3,914
                                                                                                  --------
Net Realized Gain..............................................................................    432,684
                                                                                                  --------
Unrealized Appreciation/Depreciation:
  Beginning of the Period......................................................................    396,734
                                                                                                  --------
  End of the Period:
    Investments................................................................................    442,557
    Forward Currency Contracts.................................................................      1,507
    Foreign Currency Translation...............................................................       (749)
                                                                                                  --------
                                                                                                   443,315
                                                                                                  --------
Net Unrealized Appreciation During the Period..................................................     46,581
                                                                                                  --------
Net Realized and Unrealized Gain...............................................................   $479,265
                                                                                                  ========
Net Increase in Net Assets From Operations.....................................................   $488,591
                                                                                                  ========

                                               See Notes to Financial Statements

Global Equity Portfolio                       Statement of Changes in Net Assets

  For the Six Months Ended June 30, 1997 and the Year Ended December 31, 1996
                                  (Unaudited)

============================================================================================================
                                                                     Six Months Ended             Year Ended
                                                                        June 30, 1997      December 31, 1996
============================================================================================================
From Investment Activities:
Operations:
Net Investment Income............................................          $    9,326            $     7,708
Net Realized Gain................................................             432,684                107,660
Net Unrealized Appreciation During the Period....................              46,581                294,056
                                                                           ----------            -----------
Change in Net Assets from Operations.............................             488,591                409,424
                                                                           ----------            -----------
Distributions from Net Investment Income.........................                (157)                (7,708)
Distributions in Excess of Net Investment Income.................                 -0-                (32,197)
                                                                           ----------            -----------
Distributions from and in Excess of Net Investment Income........                (157)               (39,905)
Distributions from Net Realized Gain.............................             (29,959)               (37,458)
                                                                           ----------            -----------
Total Distributions..............................................             (30,116)               (77,363)
                                                                           ----------            -----------
Net Change in Net Assets from Investment Activities..............             458,475                332,061
                                                                           ----------            -----------
From Capital Transactions:
Proceeds from Shares Sold........................................           1,098,919              1,241,023
Net Asset Value of Shares Issued through Dividend Reinvestment...              17,316                 42,743
Cost of Shares Repurchased.......................................            (293,385)            (1,473,972)
                                                                           ----------            -----------
Net Change in Net Assets from Capital Transactions...............             822,850               (190,206)
                                                                           ----------            -----------
Total Increase in Net Assets.....................................           1,281,325                141,855
Net Assets:
Beginning of the Period..........................................           2,517,024              2,375,169
                                                                           ----------            -----------
End of the Period (Including accumulated distributions in excess
  of net investment income of $561 and $9,730, respectively).....          $3,798,349            $ 2,517,024
                                                                           ==========            ===========

                                               See Notes to Financial Statements

Global Equity Portfolio                                    Financial Highlights

  The following schedule presents financial highlights for one share of the
       Portfolio outstanding thoughout the periods indicated (Unaudited)
================================================================================

                                                                                                        July 3, 1995
                                                                                                       (Commencement
                                                                        Six Months            Year     of Investment
                                                                             Ended           Ended    Operations) to
                                                                          June 30,    December 31,      December 31,
                                                                              1997            1996              1995
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period............................      $ 11.658        $  10.30          $  10.00
                                                                          --------        --------          --------
        Net Investment Income/Loss..................................          .044            .035              (.16)
        Net Realized and Unrealized Gain............................         1.968           1.687               .46
                                                                          --------        --------          --------
Total from Investment Operations....................................         2.012           1.722               .30
                                                                          --------        --------          --------
Less:
        Distributions from and in Excess of Net Investment Income...          .001            .188               -0-
        Distributions from Net Realized Gain........................          .134            .176               -0-
                                                                          --------        --------          --------
Total Distributions.................................................          .135            .364               -0-
                                                                          --------        --------          --------
Net Asset Value, End of the Period..................................      $ 13.535        $ 11.658          $  10.30
                                                                          ========        ========          ========
Total Return*.......................................................        17.41%**        16.72%             3.00%**
Net Assets at End of the Period (In millions).......................      $    3.8        $    2.5          $    2.4
Ratio of Expenses to Average Net Assets*............................         1.20%           1.20%             4.35%
Ratio of Net Investment Income/Loss to Average Net Assets*..........          .65%            .27%            (2.76%)
Portfolio Turnover..................................................          103%**           94%               42%**
Average Commission Rate per Equity Share Traded (a).................      $  .0254        $  .0245          $      -

* If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets.............................         7.00%           7.43%             8.27%
Ratio of Net Investment Loss to Average Net Assets..................        (5.14%)         (5.96%)           (6.68%)

**Non-Annualized

(a) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal periods prior to 1996.

                                       66     See Notes to Financial Statements

Government Portfolio                                    Portfolio of Investments
                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Par
Amount
(000)    Description                                                      Coupon             Maturity              Market Value
-------------------------------------------------------------------------------------------------------------------------------
         United States Government Agency Obligations 65.0%
$2,041   Federal Home Loan Mortgage Corp. CMO Var Rate Cpn (a)...........  6.150%             11/15/18              $ 2,042,992
 2,491   Federal Home Loan Mortgage Corp. Gold 30 Year Pools (a).........  7.000        05/01/24 to 07/01/24          2,446,732
 1,436   Federal Home Loan Mortgage Corp. Gold 30 Year Pools.............  7.500        06/01/24 to 10/01/24          1,441,201
   455   Federal Home Loan Mortgage Corp. Gold 30 Year Pools.............  8.000        09/01/24 to 10/01/24            465,179
 2,835   Federal National Mortgage Association 15 Year Dwarf Pools.......  6.500        06/01/09 to 05/01/26          2,755,219
 1,883   Federal National Mortgage Association 15 Year Dwarf Pools.......  7.000        07/01/10 to 12/01/11          1,878,711
 1,907   Federal National Mortgage Association CMO Var Rate Cpn (a)......  6.169              03/25/09                1,911,931
 3,000   Federal National Mortgage Association Medium Term Note..........  6.375              08/14/01                2,988,750
 1,725   Federal National Mortgage Association Pools.....................  7.000        12/01/23 to 06/01/24          1,693,252
 1,575   Federal National Mortgage Association Pools.....................  7.500        05/01/24 to 10/01/24          1,578,921
   701   Federal National Mortgage Association Pools.....................  8.000        06/01/24 to 10/01/24            715,963
 1,807   Federal National Mortgage Association Pools (a).................  9.000              02/01/17                1,921,971
   990   Federal National Mortgage Association Pools..................... 11.000              11/01/20                1,101,868
 3,033   Government National Mortgage Association Pools..................  7.000        04/15/23 to 10/15/24          2,978,457
 2,043   Government National Mortgage Association Pools..................  7.500        04/15/22 to 06/15/24          2,048,477
 2,718   Government National Mortgage Association Pools..................  8.000        05/15/17 to 11/15/24          2,782,852
 2,492   Government National Mortgage Association Pools (a)..............  8.500        03/15/17 to 07/15/17          2,629,412
   936   Government National Mortgage Association Pools..................  9.500        06/15/09 to 10/15/09          1,008,956
   142   Government National Mortgage Association Pools.................. 11.000        09/15/10 to 08/15/20            157,766
                                                                                                                    -----------
         Total United States Government Agency Obligations.........................................................  34,548,610
                                                                                                                    -----------
         United States Treasury Obligations 26.4%
 2,000   United States Treasury Bonds....................................  7.250              05/15/16                2,086,560
 4,000   United States Treasury Notes (a)................................  5.625              02/15/06                3,758,120
 2,000   United States Treasury Notes (a)................................  6.375              08/15/02                2,000,000
 1,000   United States Treasury Notes (a)................................  6.750              05/31/99                1,011,720
 2,000   United States Treasury Notes (a)................................  7.750              11/30/99                2,069,380
 1,000   United States Treasury Notes (a)................................  7.875              04/15/98                1,016,090
 2,000   United States Treasury Notes (a)................................  8.000              05/15/01                2,113,440
                                                                                                                    -----------
         Total United States Treasury Obligations..................................................................  14,055,310
                                                                                                                    -----------


                                               See Notes to Financial Statements

Government Portfolio                        Portfolio of Investments (Continued)

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)    Description                                                        Coupon        Maturity      Market Value
--------------------------------------------------------------------------------------------------------------------
         Forward Purchase Commitments 16.4%
$2,000   Government National Mortgage Association, July Forward...........  9.000%          TBA          $ 2,148,120
 3,000   United States Treasury Notes, July Forward.......................  5.875         02/15/04         2,907,780
 3,500   United States Treasury Notes, July Forward.......................  7.500         11/15/01         3,646,755
                                                                                                         -----------
         Total Forward Purchase Commitments.............................................................   8,702,655
                                                                                                         -----------
Total Long-Term Investments 107.8%
  (Cost $56,754,920)....................................................................................  57,306,575

Repurchase Agreement 8.1%
  Lehman Brothers, Inc. ($4,285,000 par collateralized by U.S. Government obligations
  in a pooled cash account, dated 06/30/97, to be sold on 07/01/97 at $4,285,708).......................   4,285,000
                                                                                                         -----------
Total Investments 115.9%
  (Cost $61,039,920)....................................................................................  61,591,575
Liabilities in Excess of Other Assets (15.9%)...........................................................  (8,455,180)
                                                                                                         -----------
Net Assets 100.0%....................................................................................... $53,136,395
                                                                                                         ===========

(a) Assets segregated as collateral for open forward and open futures transactions.

TBA -- To be announced, maturity date has not yet been established. Upon settlement and delivery of the mortgage pools, maturity dates will be assigned.


                                               See Notes to Financial Statements

Government Portfolio                         Statement of Assets and Liabilities

                           June 30, 1997 (Unaudited)
================================================================================

Assets:
Total Investments (Cost $61,039,920)...........................................................   $61,591,575
Receivables:
  Interest.....................................................................................       591,683
  Investments Sold.............................................................................        46,107
  Forward Commitments..........................................................................         2,336
Other..........................................................................................         1,571
                                                                                                  -----------
    Total Assets...............................................................................    62,233,272
                                                                                                  -----------
Liabilities:
Payables:
  Investments Purchased........................................................................     8,925,916
  Portfolio Shares Repurchased.................................................................        53,558
  Variation Margin on Futures..................................................................        33,259
  Investment Advisory Fee......................................................................        18,256
  Distributor and Affiliates...................................................................         4,180
  Custodian Bank...............................................................................           387
Deferred Compensation and Retirement Plans.....................................................        51,703
Accrued Expenses...............................................................................         9,618
                                                                                                  -----------
    Total Liabilities..........................................................................     9,096,877
                                                                                                  -----------
Net Assets.....................................................................................   $53,136,395
                                                                                                  ===========
Net Assets Consist of:
Capital........................................................................................   $66,229,237
Net Unrealized Appreciation....................................................................       662,643
Accumulated Undistributed Net Investment Income................................................        57,482
Accumulated Net Realized Loss..................................................................   (13,812,967)
                                                                                                  -----------
Net Assets.....................................................................................   $53,136,395
                                                                                                  ===========
Net Asset Value, Offering Price and Redemption Price Per Share
  (Based on net assets of $53,136,395 and 6,153,333 shares of beneficial interest
  issued and outstanding)......................................................................   $      8.64
                                                                                                  ===========

                                               See Notes to Financial Statements

Government Portfolio                                     Statement of Operations

              For the Six Months Ended June 30, 1997 (Unaudited)
================================================================================

Investment Income:
Interest..........................................................   $1,968,653
                                                                     ----------
Expenses:
Investment Advisory Fee...........................................      134,733
Audit.............................................................       10,260
Trustees Fees and Expenses........................................        9,084
Custody...........................................................        9,076
Shareholder Services..............................................        7,644
Legal.............................................................        4,883
Other.............................................................       25,841
                                                                     ----------
    Total Expenses................................................      201,521
    Less Fees Deferred............................................       38,516
                                                                     ----------
    Net Expenses..................................................      163,005
                                                                     ----------
Net Investment Income.............................................   $1,805,648
                                                                     ==========
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
  Investments.....................................................   $  (21,552)
  Futures.........................................................     (430,619)
  Forward Commitments.............................................      (82,245)
                                                                     ----------
Net Realized Loss.................................................     (534,416)
                                                                     ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period.........................................      446,722
                                                                     ----------
  End of the Period:
    Investments...................................................      551,655
    Futures.......................................................      108,652
    Forward Commitments...........................................        2,336
                                                                     ----------
                                                                        662,643
                                                                     ----------
Net Unrealized Appreciation During the Period.....................      215,921
                                                                     ----------
Net Realized and Unrealized Loss..................................   $ (318,495)
                                                                     ==========
Net Increase in Net Assets From Operations........................   $1,487,153
                                                                     ==========

                                               See Notes to Financial Statements

Government Portfolio                          Statement of Changes in Net Assets

 For the Six Months Ended June 30, 1997 and the Year Ended December 31, 1996
                                  (Unaudited)
================================================================================

                                                                       Six Months Ended          Year Ended
                                                                          June 30, 1997   December 31, 1996
-----------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income....................................................   $ 1,805,648        $  3,982,843
Net Realized Loss........................................................      (534,416)           (893,970)
Net Unrealized Appreciation/Depreciation During the Period...............       215,921          (1,950,846)
                                                                            -----------        ------------
Change in Net Assets from Operations.....................................     1,487,153           1,138,027
                                                                            -----------        ------------
Distributions from Net Investment Income.................................    (1,726,982)         (3,998,258)
Distributions in Excess of Net Investment Income.........................           -0-             (25,823)
                                                                            -----------        ------------
Distributions from and in Excess of Net Investment Income................    (1,726,982)         (4,024,081)
                                                                            -----------        ------------
Net Change in Net Assets from Investment Activities......................      (239,829)         (2,886,054)
                                                                            -----------        ------------

From Capital Transactions:
Proceeds from Shares Sold................................................     1,308,139           1,607,635
Net Asset Value of Shares Issued Through Dividend Reinvestment...........     1,726,982           4,024,080
Cost of Shares Repurchased...............................................    (6,913,279)        (12,510,487)
                                                                            -----------        ------------
Net Change in Net Assets from Capital Transactions.......................    (3,878,158)         (6,878,772)
                                                                            -----------        ------------
Total Decrease in Net Assets.............................................    (4,117,987)         (9,764,826)

Net Assets:
Beginning of the Period..................................................    57,254,382          67,019,208
                                                                            -----------        ------------
End of the Period (Including accumulated undistributed net
  investment income of $57,482 and $(11,355), respectively)..............   $53,136,395        $ 57,254,382
                                                                            ===========        ============

                                               See Notes to Financial Statements

Government Portfolio                                        Financial Highlights

  The following schedule presents financial highlights for one share of the
      Portfolio outstanding throughout the periods indicated. (Unaudited)
================================================================================

                                                                                 Year Ended December 31,
                                                    Six Months Ended     ----------------------------------------
                                                       June 30, 1997        1996       1995       1994       1993
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..................    $8.666     $  9.06    $  8.28    $  9.26    $  9.13
                                                              ------     -------    -------    -------    -------
  Net Investment Income...................................      .285        .569        .60        .56        .57
  Net Realized and Unrealized Gain/Loss...................     (.043)      (.388)       .78      (.985)      .135
                                                              ------     -------    -------    -------    -------
Total from Investment Operations..........................      .242        .181       1.38      (.425)      .705
Less Distributions from and in Excess of Net Investment
  Income..................................................      .273        .575        .60       .555       .575
                                                              ------     -------    -------    -------    -------
Net Asset Value, End of the Period........................    $8.635     $ 8.666    $  9.06    $  8.28    $  9.26
                                                              ======     =======    =======    =======    =======
Total Return*.............................................     2.98%**     2.12%     17.17%     (4.63%)     7.86%
Net Assets at End of the Period (In millions).............    $ 53.1     $  57.3    $  67.0    $  65.5    $  80.6
Ratio of Expenses to Average Net Assets*..................      .60%        .60%       .60%       .60%       .60%
Ratio of Net Investment Income to Average Net Assets*.....     6.70%       6.56%      6.89%      6.71%      6.45%
Portfolio Turnover........................................       46%**      143%       164%       192%        91%

* If certain expenses had not been assumed by VKAC,
  Total Return would have been lower and the ratios would
  have been as follows:
Ratio of Expenses to Average Net Assets...................      .75%        .80%       .72%       .70%       .70%
Ratio of Net Investment Income to Average Net Assets......     6.56%       6.36%      6.77%      6.61%      6.35%

** Non-Annualized

                                               See Notes to Financial Statements

Growth and Income Portfolio                             Portfolio of Investments

                           June 30, 1997 (Unaudited)

-------------------------------------------------------------------------------
Description                                               Shares   Market Value
-------------------------------------------------------------------------------
Common Stock  93.7%
Consumer Distribution 3.7%
CVS Corp................................................     288       $ 14,760
Federated Department Stores, Inc. (a)...................   1,500         52,125
Gap, Inc................................................   1,420         55,203
Gymboree Corp. (a)......................................   1,240         29,760
                                                                       --------
                                                                        151,848
                                                                       --------
Consumer Durables 2.1%
Black & Decker Corp.....................................     100          3,719
Eastman Kodak Co........................................     290         22,258
Masco Corp..............................................     800         33,400
Newell Co...............................................     650         25,756
                                                                       --------
                                                                         85,133
                                                                       --------
Consumer Non-Durables 7.0%
Adidas - ADR (Germany) (a)..............................     300         16,350
Campbell Soup Co........................................     510         25,500
Colgate - Palmolive Co..................................     650         42,413
Nabisco Holdings Corp., Class A.........................   1,020         40,673
Philip Morris Cos., Inc.................................   1,940         86,085
Procter & Gamble Co.....................................     260         36,725
Quaker Oats Co..........................................     140          6,283
Ralston Purina Group....................................     340         27,944
                                                                       --------
                                                                        281,973
                                                                       --------
Consumer Services 3.5%
Bell & Howell Co. (a)...................................     300          9,244
Cognizant Corp..........................................   1,100         44,550
H & R Block, Inc........................................   1,140         36,765
Lone Star Steakhouse & Saloon (a).......................     940         24,440
Walt Disney Co..........................................     310         24,878
                                                                       --------
                                                                        139,877
                                                                       --------
Energy 8.1%
Coastal Corp............................................     660         35,104
El Paso Natural Gas Co..................................     510         28,050
Exxon Corp..............................................     920         56,580
McDermott International, Inc............................   1,240         36,192
Royal Dutch Petroleum Co. - ADR (Netherlands)...........   1,340         72,860
Texaco, Inc.............................................     580         63,072
USX - Marathon Group....................................   1,240         35,805
                                                                       --------
                                                                        327,663
                                                                       --------

                                               See Notes to Financial Statements

Growth and Income Portfolio                Portfolio of Investments (Continued)

                           June 30, 1997 (Unaudited)
===============================================================================

Description                                               Shares   Market Value
-------------------------------------------------------------------------------

Finance  15.6%
Allstate Corp. ........................................      800      $  58,400
American General Corp. ................................      680         32,470
BankAmerica Corp. .....................................    1,510         97,486
BankBoston Corp. ......................................      400         28,825
Chase Manhattan Corp. .................................      190         18,442
CIGNA Corp. ...........................................      340         60,350
Conseco, Inc. .........................................    1,130         41,810
Everest Reinsurance Holdings, Inc. ....................    1,050         41,606
First Union Corp. .....................................      340         31,450
Great Western Financial Corp. .........................      190         10,213
Hartford Life, Inc., Class A  .........................      130          4,875
NationsBank Corp. .....................................      300         19,350
PMI Group, Inc. .......................................      410         25,574
PNC Bank Corp. ........................................    1,290         53,696
Provident Cos., Inc. ..................................      400         21,400
Transamerica Corp. ....................................      300         28,069
Travelers Group, Inc. .................................      580         36,576
Washington Mutual, Inc. ...............................      350         20,913
                                                                      ---------
                                                                        631,505
                                                                      ---------
Healthcare  15.6%
Abbott Laboratories, Inc. .............................      800         53,400
Aetna, Inc. ...........................................      735         75,243
Alza Corp. (a) ........................................    1,120         32,410
Amgen, Inc. (a) .......................................       10            581
Bristol Myers Squibb Co. ..............................      580         46,980
Glaxo Wellcome, PLC - ADR (United Kingdom) ............    1,310         54,774
Merck & Co., Inc. .....................................      560         57,960
Mylan Labs., Inc. .....................................      540          7,965
Nellcor Puritan Bennett, Inc. (a) .....................    1,400         25,375
Novartis - ADR (Switzerland) ..........................      130         10,351
Pacificare Health Systems, Inc., Class B (a) ..........      780         49,823
Pharmacia & Upjohn, Inc. ..............................      500         17,375
SmithKline Beecham PLC - ADR (United Kingdom) .........      750         68,719
Teva Pharmaceutical Industries Ltd. - ADR (Israel) ....      540         34,965
Warner Lambert Co. ....................................      480         59,640
Watsons Pharmaceuticals, Inc. (a) .....................      900         38,025
                                                                      ---------
                                                                        633,586
                                                                      ---------

                                      74      See Notes to Financial Statements

Growth and Income Portfolio                Portfolio of Investments (Continued)

                           June 30, 1997 (Unaudited)
===============================================================================

Description                                               Shares   Market Value
-------------------------------------------------------------------------------

Producer Manufacturing  9.0%
Allied Signal, Inc. ....................................     670      $  56,280
Canadian Pacific, Ltd .................................    2,220         63,131
Fluor Corp. ...........................................      170          9,382
Honeywell, Inc. .......................................      560         42,490
Ingersoll-Rand Co. ....................................      830         51,253
Johnson Controls, Inc. ................................    1,020         41,884
Keystone International, Inc. ..........................      320         11,100
Philips Electronics  N.V. - ADR (Netherlands) .........      420         30,188
Stewart & Stevenson Services, Inc. ....................      620         16,120
Waste Management, Inc. (a) ............................    1,390         44,654
                                                                      ---------
                                                                        366,482
                                                                      ---------
Raw Materials/Processing Industries  5.6%
BetzDearborn, Inc. ....................................      560         36,960
Crown Cork & Seal Inc. ................................    1,100         58,781
Du Pont (E. I.) de Nemours & Co. ......................      470         29,551
James River Corp. of Virginia .........................      650         24,050
Morton International, Inc. ............................      265          8,000
Praxair, Inc. .........................................      840         47,040
W.R. Grace & Co. ......................................      420         23,153
                                                                      ---------
                                                                        227,535
                                                                      ---------
Technology  14.3%
3Com Corp. (a) ........................................       50          2,250
Alcatel Alsthom CGE - ADR (France) ....................      930         23,483
America Online, Inc. (a) ..............................      470         26,144
Ascend Communications, Inc. (a) .......................       80          3,150
BMC Software, Inc. (a) ................................      870         48,176
Boeing Co. ............................................      180          9,551
Cabletron System, Inc. (a) ............................      470         13,307
Computer Associates International, Inc. ...............      230         12,808
Ericsson (L M) Telephone Co., Class B - ADR (Sweden) ..    1,010         39,769
General Instrument Corp. (a) ..........................    1,180         29,500
General Signal Corp. ..................................      230         10,034
International Business Machines Corp. .................      290         26,154
Intuit, Inc. (a) ......................................      160          3,670
LSI Logic Corp. (a) ...................................      700         22,400
Lucent Technologies, Inc. .............................      640         46,120
Microsoft Corp. (a) ...................................      350         44,231
Motorola, Inc. ........................................      650         49,400
Newbridge Networks Corp. (a) ..........................    1,270         55,245


                                      75      See Notes to Financial Statements

Growth and Income Portfolio                Portfolio of Investments (Continued)

                           June 30, 1997 (Unaudited)
===============================================================================

Description                                               Shares   Market Value
-------------------------------------------------------------------------------

Technology  (Continued)
Nokia Corp - ADR (Finland) ............................      580     $   42,775
Tellabs, Inc. (a) .....................................      560         31,290
Xerox Corp. ...........................................      480         37,860
                                                                     ----------
                                                                        577,317
                                                                     ----------
Transportation  1.1%
Canadian National Railway Co. .........................      980         42,875
                                                                     ----------
Utilities  8.1%
Airtouch Communications, Inc. (a) .....................      530         14,509
Allegheny Power System, Inc. ..........................       30            801
AT&T Corp. ............................................      250          8,766
Bellsouth Corp. .......................................      740         34,318
Boston Edison Co. .....................................      870         22,946
Cable & Wireless, PLC - ADR (United Kingdom) ..........    1,520         42,465
Cincinnati Bell, Inc. .................................    1,020         32,130
CMS Energy Corp. ......................................      710         25,028
Edison International ..................................    1,070         26,616
Florida Progress Corp. ................................      630         19,727
FPL Group, Inc. .......................................      430         19,807
Houston Industries, Inc. ..............................    1,240         26,582
Ohio Edison Co. .......................................      170          3,708
SBC Communications, Inc. ..............................      310         19,181
SCANA Corp. ...........................................    1,220         30,271
                                                                     ----------
                                                                        326,855
                                                                     ----------
Total Long-Term Investments  93.7%
    (Cost $3,472,184) ..........................................      3,792,649

Repurchase Agreement  8.9%
    Lehman Brothers, Inc. ($360,000 par collateralized by
    U.S. Government obligations in a pooled cash account,
    dated 06/30/97, to be sold on 07/01/97 at $360,060) ........        360,000
                                                                     ----------
Total Investments  102.6%
    (Cost $3,832,184) ..........................................      4,152,649

Liabilities in Excess of Other Assets  (2.6%) ..................       (104,081)
                                                                     ----------
Net Assets  100.0% .............................................     $4,048,568
                                                                     ==========

(a) Non-income producing security as this stock currently does not declare dividends.

                                      76      See Notes to Financial Statements

Growth and Income Portfolio                  Statement of Assets and Liabilities

                           June 30, 1997 (Unaudited)
================================================================================

Assets:
Total Investments (Cost $3,832,184)............................................................   $4,152,649
Cash...........................................................................................        1,549
Receivables:
  Portfolio Shares Sold........................................................................       46,042
  Investments Sold.............................................................................       16,262
  Dividends....................................................................................        3,979
  Expense Reimbursement from Adviser...........................................................          401
                                                                                                  ----------
      Total Assets.............................................................................    4,220,882
                                                                                                  ----------
Liabilities:
Payables:
  Investments Purchased........................................................................      164,534
  Affiliates...................................................................................          600
Accrued Expenses...............................................................................        7,180
                                                                                                  ----------
      Total Liabilities........................................................................      172,314
                                                                                                  ----------
Net Assets.....................................................................................   $4,048,568
                                                                                                  ==========
Net Assets Consist of:
Capital........................................................................................   $3,729,211
Net Unrealized Appreciation....................................................................      320,465
Accumulated Undistributed Net Investment Income................................................        5,939
Accumulated Net Realized Loss..................................................................       (7,047)
                                                                                                  ----------
Net Assets.....................................................................................   $4,048,568
                                                                                                  ==========
Net Asset Value, Offering Price and Redemption Price Per Share
  (Based on net assets of $4,048,568 and 350,879 shares of beneficial interest
  issued and outstanding)......................................................................   $    11.54
                                                                                                  ==========

                                               See Notes to Financial Statements

Growth and Income Portfolio                              Statement of Operations

              For the Six Months Ended June 30, 1997 (Unaudited)
================================================================================

Investment Income:
Dividends......................................................................................   $ 14,282
Interest.......................................................................................      4,485
                                                                                                  --------
    Total Income...............................................................................     18,767
                                                                                                  --------
Expenses:
Audit..........................................................................................      6,853
Shareholder Reports............................................................................      5,854
Investment Advisory Fee........................................................................      4,991
Legal..........................................................................................      1,073
Shareholder Services...........................................................................        232
Trustees Fees and Expenses.....................................................................         63
Other..........................................................................................        995
                                                                                                  --------
    Total Expenses.............................................................................     20,061
    Less Fees Deferred and Expenses Reimbursed ($4,991 and $8,710, respectively)...............     13,701
                                                                                                  --------
    Net Expenses...............................................................................      6,360
                                                                                                  --------
Net Investment Income..........................................................................   $ 12,407
                                                                                                  ========
Realized and Unrealized Gain/Loss:
Net Realized Loss..............................................................................   $ (6,966)
                                                                                                  --------
Unrealized Appreciation/Depreciation:
  Beginning of the Period......................................................................     (1,970)
  End of the Period:
    Investments................................................................................    320,465
                                                                                                  --------
Net Unrealized Appreciation During the Period..................................................    322,435
                                                                                                  --------
Net Realized and Unrealized Gain...............................................................   $315,469
                                                                                                  ========
Net Increase in Net Assets From Operations.....................................................   $327,876
                                                                                                  ========

                                               See Notes to Financial Statements

Growth and Income Portfolio                   Statement of Changes in Net Assets


   For the Six Months Ended June 30, 1997 and the Period December 23, 1996 (Commencement of Investment Operations) to December 31, 1996 (Unaudited)
================================================================================

                                                                            Six Months Ended                 Period Ended
                                                                               June 30, 1997            December 31, 1996
------------------------------------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income..........................................................   $   12,407                     $    553
Net Realized Loss..............................................................       (6,966)                         (81)
Net Unrealized Appreciation/Depreciation During the Period.....................      322,435                       (1,970)
                                                                                  ----------                     --------
Change in Net Assets from Operations...........................................      327,876                       (1,498)
Distributions from Net Investment Income.......................................       (7,021)                         -0-
                                                                                  ----------                     --------
Net Change in Net Assets from Investment Activities............................      320,855                       (1,498)
                                                                                  ----------                     --------
From Capital Transactions:
Proceeds from Shares Sold......................................................    3,236,552                          -0-
Net Asset Value of Shares Issued Through Dividend Reinvestment.................        7,021                          -0-
Cost of Shares Repurchased.....................................................      (14,362)                         -0-
                                                                                  ----------                     --------
Net Change in Net Assets from Capital Transactions.............................    3,229,211                          -0-
                                                                                  ----------                     --------
Total Increase/Decrease in Net Assets..........................................    3,550,066                       (1,498)
Net Assets:
Beginning of the Period........................................................      498,502                      500,000
                                                                                  ----------                     --------
End of the Period (including accumulated undistributed net
   investment income of $5,939 and $553, respectively).........................   $4,048,568                     $498,502
                                                                                  ==========                     ========

                                       79      See Notes to Financial Statements

Growth and Income Portfolio                                 Financial Highlights

  The following schedule presents financial highlights for one share of the
      Portfolio outstanding throughout the periods indicated. (Unaudited)
================================================================================

                                                                                          December 23, 1996
                                                                                              (Commencement
                                                                                              of Investment
                                                                      Six Months Ended       Operations) to
                                                                         June 30, 1997    December 31, 1996
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period...................................    $ 9.970              $10.000
                                                                               -------              -------
  Net Investment Income....................................................       .030                 .011
  Net Realized and Unrealized Gain/Loss....................................      1.563                (.041)
                                                                               -------              -------
Total from Investment Operations...........................................      1.593                (.030)
Less Distributions from Net Investment Income..............................       .025                  -0-
                                                                               -------              -------
Net Asset Value, End of the Period.........................................    $11.538              $ 9.970
                                                                               =======              =======
Total Return*..............................................................     16.00%**              (.30%)**
Net Assets at End of the Period (In millions)..............................    $   4.0              $   0.5
Ratio of Expenses to Average Net Assets*...................................       .75%                 .75%
Ratio of Net Investment Income to Average Net Assets*......................      1.48%                4.47%
Portfolio Turnover.........................................................        36%**                 0%**
Average Commission Paid Per Equity Share Traded (a)........................    $ .0316              $ .0203

* If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets....................................      2.39%               45.97%
Ratio of Net Investment Loss to Average Net Assets.........................      (.15%)             (40.74%)

**Non-Annualized

(a) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable.


                                       80      See Notes to Financial Statements

Money Market Portfolio                                 Portfolio of Investments

                           June 30, 1997 (Unaudited)
===============================================================================

                                                                                  Discount
Par                                                                               Yield on
Amount                                                            Maturity         Date of          Amortized
(000)   Description                                                   Date        Purchase               Cost
-------------------------------------------------------------------------------------------------------------
        U.S. Government Agency Obligations 43.1%
$1,000  Federal Farm Credit Bank Discount Note..................  07/10/97          5.458%        $   998,486
 2,000  Federal Home Loan Bank Discount Note....................  07/03/97          5.577           1,999,083
 1,000  Federal Home Loan Mortgage Corp. Discount Note..........  07/02/97          5.589             999,694
 1,000  Federal Home Loan Mortgage Corp. Discount Note..........  08/15/97          5.614             992,928
 1,000  Federal National Mortgage Association Discount Note.....  07/08/97          5.373             998,838
 1,005  Federal National Mortgage Association Discount Note.....  07/18/97          5.565           1,002,231
 1,000  Federal National Mortgage Association Discount Note.....  08/26/97          5.535             991,355
 2,000  Tennessee Valley Authority Discount Note................  09/11/97          5.489           1,978,019
                                                                                                  -----------
        Total U.S. Government Agency Obligations.................................................   9,960,634
                                                                                                  -----------
        Commercial Paper 34.9%
 1,000  Associates Corp. of North America.......................  07/02/97          5.544             999,693
 1,000  Chevron Oil Finance Corp................................  07/09/97          5.464             998,640
 1,000  Ford Motor Credit Co....................................  07/07/97          5.654             998,911
 1,000  General Electric Capital Corp...........................  07/28/97          5.600             995,676
 1,200  General Electric Corp...................................  07/22/97          5.700           1,195,879
   900  Metlife Funding Inc.....................................  07/18/97          5.589             897,507
 1,000  Prudential Funding Corp.................................  09/08/97          5.649             989,169
 1,000  Toronto Dominion Holdings...............................  08/25/97          5.553             991,444
                                                                                                  -----------
        Total Commercial Paper...................................................................   8,066,919
                                                                                                  -----------
        Repurchase Agreements 23.1%
        DLJ ($1,775,000 par collateralized by U.S. Government obligations in
        a pooled cash account, dated 06/30/97, to be sold on 07/01/97 at $1,775,291).............   1,775,000

        SBC Warburg ($1,770,000 par collateralized by U.S. Government obligations
        in a pooled cash account, dated 06/30/97, to be sold on 07/01/97 at $1,770,275)..........   1,770,000

        Shearson Lehman ($1,785,000 par collateralized by U.S. Government obligations
        in a pooled cash account, dated 06/30/97, to be sold on 07/01/97 at $1,785,295)..........   1,785,000
                                                                                                  -----------
        Total Repurchase Agreements..............................................................   5,330,000
                                                                                                  -----------
Total Investments 101.1%.........................................................................  23,357,553

Liabilities in Excess of Other Assets (1.1%).....................................................    (261,312)
                                                                                                  -----------
Net Assets 100.0%................................................................................ $23,096,241
                                                                                                  ===========

                                       81      See Notes to Financial Statements

Money Market Portfolio                      Statement of Assets and Liabilities

                           June 30, 1997 (Unaudited)

====================================================================================================================
Assets:
Investments, at Amortized Cost which Approximates Market,
     including repurchase agreements of $5,330,000.....................................................  $23,357,553
Cash...................................................................................................        2,453
Other..................................................................................................        1,120
                                                                                                         -----------
                Total Assets...........................................................................   23,361,126
                                                                                                         -----------
Liabilities:
Payables:
     Portfolio Shares Repurchased......................................................................      198,270
     Distributor and Affiliates........................................................................        4,737
Deferred Compensation and Retirement Plans.............................................................       47,519
Accrued Expenses.......................................................................................       14,359
                                                                                                         -----------
                Total Liabilities......................................................................      264,885
                                                                                                         -----------
Net Assets.............................................................................................  $23,096,241
                                                                                                         ===========
Net Assets Consist of:
Capital................................................................................................  $23,096,384
Accumulated Net Realized Loss..........................................................................          (63)
Accumulated Distributions in Excess of Net Investment Income...........................................          (80)
                                                                                                         -----------
Net Assets (Equivalent to $1.00 per share for 23,096,384 shares outstanding)...........................  $23,096,241
                                                                                                         ===========

                                       82      See Notes to Financial Statements

Money Market Portfolio                                  Statement of Operations

              For the Six Months Ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
Interest...........................................................   $ 578,925
                                                                      ---------
Expenses:
Investment Advisory Fee............................................      52,932
Shareholder Reports................................................      11,253
Audit..............................................................       9,310
Shareholder Services...............................................       7,840
Custody............................................................       6,887
Legal..............................................................       6,244
Trustees Fees and Expenses.........................................       5,915
Accounting.........................................................       5,427
Other..............................................................      10,121
                                                                      ---------
    Total Expenses.................................................     115,929
    Less Fees Deferred.............................................      51,869
                                                                      ---------
    Net Expenses...................................................      64,060
                                                                      ---------
Net Investment Income..............................................   $ 514,865
                                                                      =========
Net Realized Loss..................................................   $     (63)
                                                                      =========
Net Increase in Net Assets From Operations.........................   $ 514,802
                                                                      =========

                                      83     See Notes to Financial Statements


Money Market Portfolio                        Statement of Changes in Net Assets
           For the Six Months Ended June 30, 1997 and the Year Ended
                         December 31, 1996 (Unaudited)
================================================================================
                                            Six Months Ended          Year Ended
                                               June 30, 1997   December 31, 1996
--------------------------------------------------------------------------------
From Investment Activities:
Operations:

Net Investment Income........................   $   514,865         $ 1,002,363

Net Realized Gain/Loss.......................           (63)                415
                                                -----------         -----------

Change in Net Assets from Operations.........       514,802           1,002,778
                                                -----------         -----------
Distributions from Net Investment Income.....      (515,075)         (1,001,453)

Distributions in Excess of Net Investment
  Income.....................................           (80)               (415)
                                                -----------         -----------
Total Distributions..........................      (515,155)         (1,001,868)
                                                -----------         -----------
Net Change in Net Assets from Investment
  Activities.................................          (353)                910
                                                -----------         -----------

From Capital Transactions:
Proceeds from Shares Sold....................    14,734,602          15,915,843

Net Asset Value of Shares Issued Through
  Dividend Reinvestment......................       515,155           1,001,868

Cost of Shares Repurchased...................   (11,719,098)        (18,927,603)
                                                -----------         -----------
Net Change in Net Assets from
  Capital Transactions.......................     3,530,659          (2,009,892)
                                                -----------         -----------
Total Increase/Decrease in Net Assets........     3,530,306          (2,008,982)

Net Assets:
Beginning of the Period......................    19,565,935          21,574,917
                                                -----------         -----------
End of the Period (Including accumulated
  undistributed net investment income of
  $(80) and $210, respectively)..............   $23,096,241         $19,565,935
                                                ===========         ===========


                                               See Notes to Financial Statements

Money Market Portfolio                                      Financial Highlights
    The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated. (Unaudited)
================================================================================

                                                                                Year Ended December 31,
                                                      Six Months Ended     -------------------------------
                                                         June 30, 1997     1996     1995     1994     1993
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.................        $1.00    $1.00   $ 1.00   $ 1.00   $ 1.00
                                                                 -----    -----   ------   ------   ------
Net Investment Income....................................         .024     .048    .0533    .0365    .0262

Less Distributions from Net Investment Income............         .024     .048    .0533    .0365    .0262
                                                                 -----    -----   ------   ------   ------
Net Asset Value, End of the Period.......................        $1.00    $1.00   $ 1.00   $ 1.00   $ 1.00
                                                                 =====    =====   ======   ======   ======
Total Return*............................................         2.43%**  4.89%    5.46%    3.71%    2.66%

Net Assets at End of the Period (In millions)............        $23.1    $19.6   $ 21.6   $ 28.5   $ 30.0

Ratio of Expenses to Average Net Assets*.................          .60%     .60%     .60%     .60%     .60%

Ratio of Net Investment Income to Average Net Assets*....         4.86%    4.78%    5.33%    3.63%    2.63%

* If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets..................         1.09%    1.29%     .93%     .87%     .95%
Ratio of Net Investment Income to Average Net Assets.....         4.37%    4.10%    5.00%    3.37%    2.28%

** Non-Annualized.

                                               See Notes to Financial Statements


Morgan Stanley Real Estate Securities Portfolio         Portfolio of Investments
                          June 30, 1997 (Unaudited)
================================================================================
Description                                              Shares     Market Value
--------------------------------------------------------------------------------
Common and Preferred Stocks 89.1%
Apartments 17.5%
Amli Residential Properties Trust......................  23,400      $   549,897

Associated Estates Realty Corp......................... 128,300        3,015,050

Avalon Properties, Inc................................. 203,100        5,813,738

Bay Apartment Communities, Inc......................... 192,400        7,118,800

Columbus Realty Trust..................................   9,900          225,225

Essex Property Trust, Inc.............................. 250,600        8,050,525

Gables Residential Trust............................... 114,700        2,896,175

Merry Land & Investment Co............................. 176,000        3,817,000

Oasis Residential, Inc................................. 139,400        3,275,900

Security Capital Atlantic, Inc......................... 181,000        4,332,688

Summit Properties, Inc.................................  25,800          532,125
                                                                     -----------
                                                                      39,627,123
                                                                     -----------

Development 2.9%
Atlantic Gulf Communities Corp. (Including 74,352
  Class A, B and C common stock warrants which are
  144A - Private Placement securities) (a) (b)......... 433,224        2,761,803

Atlantic Gulf Communities Corp. - Convertible
  Preferred, 144A - Private Placement (b)..............  79,420          794,200

Brookfield Properties Corp. (a)........................   6,400           74,624

Brookfield Properties Corp. - Common Share
  Installment Receipts (a)............................. 192,600        1,353,978

Catellus Development Corp. (a).........................  85,700        1,553,313
                                                                     -----------
                                                                       6,537,918
                                                                     -----------

Healthcare Facilities 9.4%
Alexandria Real Estate Equities, Inc...................  67,000        1,469,813

Healthcare Property Investors, Inc.....................  71,000        2,502,750

Nationwide Health Properties, Inc...................... 445,700        9,805,400

Omega Healthcare Investors, Inc........................ 230,700        7,541,006
                                                                     -----------
                                                                      21,318,969
                                                                     -----------

Hotels 12.4%
American General Hospitality Corp...................... 422,200       10,449,450

Bristol Hotel Co. (a)..................................  51,200        1,971,200

Extended Stay America, Inc. (a)........................ 246,100        3,876,075

Host Marriott Corp. (a)................................ 234,100        4,169,906

Servico, Inc. (a)...................................... 150,100        2,232,737

Starwood Lodging Trust................................. 127,950        5,461,866
                                                                     -----------
                                                                      28,161,234
                                                                     -----------

Manufactured Home Communities 6.6%
Chateau Properties, Inc................................ 386,417       11,061,187

Manufactured Home Communities, Inc..................... 170,500        3,932,156
                                                                     -----------
                                                                      14,993,343
                                                                     -----------

                                               See Notes to Financial Statements


Morgan Stanley Real Estate Securities Portfolio
                                            Portfolio of Investments (Continued)
                           June 30, 1997 (Unaudited)
================================================================================
Description                                             Shares      Market Value
--------------------------------------------------------------------------------
Office/Industrial 22.7%
Arden Realty Group, Inc............................... 182,300       $ 4,739,800

Beacon Properties Corp................................ 138,400         4,619,100

Boston Properties, Inc. (a)...........................  60,700         1,669,250

Brandywine Realty Trust............................... 376,300         7,620,075

CarrAmerica Realty Corp............................... 146,400         4,209,000

Cornerstone Properties, Inc........................... 100,600         1,546,725

EastGroup Properties, Inc.............................  27,100           545,388

Great Lakes REIT, Inc................................. 237,800         3,908,838

Kilroy Realty Corp....................................  57,700         1,456,925

Koger Equity, Inc..................................... 102,000         1,861,500

Meridan Industrial Trust, Inc.........................  84,700         1,990,450

Pacific Gulf Properties, Inc.......................... 241,200         5,306,400

Prentiss Properties Trust.............................  57,900         1,483,688

Trizec Hahn Corp...................................... 255,800         5,467,725

Wellsford Real Properties, Inc.,
  144A - Private Placement (a) (b).................... 454,842         5,003,262
                                                                     -----------
                                                                      51,428,126
                                                                     -----------

Retirement/Aged Care 0.7%
ARV Assisted Living, Inc. (a)......................... 153,400         1,687,400
                                                                     -----------

Self-Storage 1.5%
Shurgard Storage Centers, Inc., Class A............... 123,800         3,466,400
                                                                     -----------

Shopping Centers 5.5%
Alexander Haagen Properties, Inc...................... 106,900         1,737,125

Burnham Pacific Properties, Inc....................... 384,500         5,286,875

Federal Realty Investment Trust.......................  59,200         1,598,400

First Washington Realty Trust, Inc.
  - Convertible Preferred Ser A.......................  58,600         1,787,300

IRT Property Co.......................................  26,500           311,375

Price REIT, Inc.......................................   7,700           280,087

Ramco-Gershenson Properties Trust.....................   1,900            33,488

Western Investment Real Estate Trust.................. 110,900         1,531,806
                                                                     -----------
                                                                      12,566,456
                                                                     -----------

Shopping Malls 9.9%
First Union Real Estate Investments................... 413,200         5,836,450

Taubman Centers, Inc.................................. 289,800         3,839,850

Urban Shopping Centers, Inc........................... 242,700         7,736,063

Westfield America, Inc................................ 305,200         5,150,250
                                                                     -----------
                                                                      22,562,613
                                                                     -----------
Total Common and Preferred Stocks 89.1%.......................       202,349,582
                                                                     -----------

                                               See Notes to Financial Statements


Morgan Stanley Real Estate Securities Portfolio
                                            Portfolio of Investments (Continued)
                           June 30, 1997 (Unaudited)
================================================================================
Description                                                         Market Value
--------------------------------------------------------------------------------
Convertible Corporate Obligations 0.6%
Development 0.6%
  Brookfield Properties Corp. - Installment Receipts
  Representing Subordinated Debentures ($2,262,000 par,
  6.000% coupon, 02/14/07 maturity, S&P rating NR)..............    $  1,278,256
                                                                    ------------

Total Long-Term Investments 89.7%
  (Cost $188,435,952)...........................................     203,627,838

Repurchase Agreement 3.5%
  SBC Warburg ($8,065,000 par collateralized by U.S.
  Government obligations in a pooled cash account,
  dated 06/30/97, to be sold on 07/01/97 at $8,066,255).........       8,065,000
                                                                    ------------

Total Investments 93.2%
  (Cost $196,500,952)...........................................     211,692,838

Other Assets in Excess of Liabilities 6.8%......................      15,367,109
                                                                    ------------
Net Assets 100.0%...............................................    $227,059,947
                                                                    ============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.



                                               See Notes to Financial Statements


Morgan Stanley Real Estate Securities Portfolio                  Statement of Assets and Liabilities
                                          June 30, 1997 (Unaudited)
====================================================================================================
Assets:
Total Investments (Cost $196,500,952)................................................. $ 211,692,838
Receivables:
  Investments Sold....................................................................     9,187,292
  Portfolio Shares Sold...............................................................     6,209,817
  Dividends...........................................................................     1,015,422
  Interest............................................................................        50,709
Unamortized Organizational Costs......................................................         4,211
                                                                                       -------------
    Total Assets......................................................................   228,160,289
                                                                                       -------------
Liabilities:
Payables:
  Investments Purchased...............................................................       895,085
  Investment Advisory Fee.............................................................       174,877
  Custodian Bank......................................................................         5,876
  Distributor and Affiliates..........................................................         3,146
Accrued Expenses......................................................................        11,526
Deferred Compensation and Retirement Plans............................................         9,832
                                                                                       -------------
    Total Liabilities.................................................................     1,100,342
                                                                                       -------------
Net Assets............................................................................ $ 227,059,947
                                                                                       =============
Net Assets Consist of:
Capital............................................................................... $ 193,151,872
Accumulated Net Realized Gain.........................................................    15,510,627
Net Unrealized Appreciation...........................................................    15,191,886
Accumulated Undistributed Net Investment Income.......................................     3,205,562
                                                                                       -------------
Net Assets............................................................................ $ 227,059,947
                                                                                       =============
Net Asset Value, Offering Price and Redemption Price Per Share
  (Based on net assets of $227,059,947 and 14,491,549 shares of
  beneficial interest issued and outstanding)......................................... $      15.67
                                                                                       ============

                                       89                         See Notes to Financial Statements


Morgan Stanley Real Estate Securities Portfolio          Statement of Operations
              For the Six Months Ended June 30, 1997 (Unaudited)
================================================================================
Investment Income:
Dividends.......................................................    $  3,803,786
Interest........................................................         449,921
                                                                    ------------
    Total Income.................................................      4,253,707
                                                                    ------------
Expenses:
Investment Advisory Fee..........................................        970,203
Accounting.......................................................         16,185
Shareholder Services.............................................          7,948
Legal............................................................          5,647
Trustees Fees and Expenses.......................................          5,347
Amortization of Organizational Costs.............................            797
Other............................................................         28,897
                                                                    ------------
    Total Expenses...............................................      1,035,024
                                                                    ------------
Net Investment Income............................................   $  3,218,683
                                                                    ============
Realized and Unrealized Gain/Loss:
Net Realized Gain................................................   $ 15,643,425
                                                                    ------------
Unrealized Appreciation/Depreciation:
    Beginning of the Period......................................     22,046,065
    End of the Period:
      Investments................................................     15,191,886
                                                                    ------------
Net Unrealized Depreciation During the Period....................     (6,854,179)
                                                                    ------------
Net Realized and Unrealized Gain.................................   $  8,789,246
                                                                    ============
Net Increase in Net Assets From Operation........................   $ 12,007,929
                                                                    ============

                                90             See Notes to Financial Statements


Morgan Stanley Real Estate Securities Portfolio
                                              Statement of Changes in Net Assets

 For the Six Months Ended June 30, 1997 and the Year Ended December 31, 1996
                                 (Unaudited)
================================================================================

                                                                    Six Months Ended             Year Ended
                                                                       June 30, 1997      December 31, 1996
-----------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income.................................................  $  3,218,683           $  2,164,983
Net Realized Gain.....................................................    15,643,425              1,465,073
Net Unrealized Appreciation/Depreciation During the Period............    (6,854,179)            21,713,960
                                                                        ------------           ------------
Change in Net Assets from Operations..................................    12,007,929             25,344,016
                                                                        ------------           ------------
Distributions from Net Investment Income..............................      (341,984)            (1,844,832)
Distributions from Net Realized Gain..................................      (691,244               (874,097)
                                                                        ------------           ------------
Total Distributions...................................................    (1,033,228)            (2,718,929)
                                                                        ------------           ------------
Net Change in Net Assets from Investment Activities...................    10,974,701             22,625,087
                                                                        ------------           ------------
From Capital Transactions:
Proceeds from Shares Sold.............................................   131,467,424            178,078,191
Net Asset Value of Shares Issued Through Dividend Reinvestment........     1,031,398              2,718,725
Cost of Shares Repurchased............................................   (83,897,330)           (44,523,570)
                                                                        ------------           ------------
Net Change in Net Assets from Capital Transactions....................    48,601,492            136,273,346
                                                                        ------------           ------------
Total Increase in Net Assets..........................................    59,576,193            158,898,433

Net Assets:
Beginning of the Period...............................................   167,483,754              8,585,321
                                                                        ------------           ------------
End of the Period (Including accumulated undistributed net investment
  income of $3,205,562 and $328,863, respectively)....................  $227,059,947           $167,483,754
                                                                        ============           ============


                                       91      See Notes to Financial Statements

Morgan Stanley Real Estate Securities Portfolio             Financial Highlights

  The following schedule presents financial highlights for one share of the
      Portfolio outstanding throughout the periods indicated. (Unaudited)
================================================================================

                                                                                                                  July 3, 1995
                                                                                                              (Commencement of
                                                                   Six Months Ended         Year Ended  Investment Operations)
                                                                      June 30, 1997  December 31, 1996    to December 31, 1995
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.........................           $14.784            $ 10.74                 $ 10.00
                                                                            -------            -------                 -------
  Net Investment Income..........................................              .216               .217                     .20
  Net Realized and Unrealized Gain...............................              .740              4.117                   .6325
                                                                            -------            -------                 -------
Total from Investment Operations.................................              .956              4.334                   .8325
                                                                            -------            -------                 -------

Less:
  Distributions from Net Investment Income.......................              .024               .199                   .0925
  Distributions from Net Realized Gain...........................              .048               .091                     -0-
                                                                            -------            -------                 -------
Total Distributions..............................................              .072               .290                   .0925
                                                                            -------            -------                 -------
Net Asset Value, End of the Period...............................           $15.668            $14.784                 $ 10.74
                                                                            =======            =======                 =======
Total Return*....................................................             6.51%**           40.53%                   8.35%**
Net Assets at End of the Period (In millions)....................           $ 227.1            $ 167.5                 $   8.6
Ratio of Expenses to Average Net Assets*.........................             1.06%              1.10%                   2.50%
Ratio of Net Investment Income to Average Net Assets*............             3.31%              5.06%                   3.75%
Portfolio Turnover...............................................              117%**              84%                     85%**
Average Commission Paid Per Equity Share Traded (a)..............           $ .0292            $ .0313                      --

*If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets..........................               N/A              1.27%                   2.90%
Ratio of Net Investment Income to Average Net Assets.............               N/A              4.89%                   3.36%

**Non-Annualized
(a) Represents the average brokerage commissions paid per equity share traded during the period where commissions were applicable. This disclosure was not required in fiscal periods prior to 1996.
N/A = Not Applicable

                                               See Notes to Financial Statements

                         Notes to Financial Statements

                           June 30, 1997 (Unaudited)
===============================================================================

1.   Significant Accounting Policies

Van Kampen American Capital Life Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company comprised of nine Portfolios: Asset Allocation Portfolio ("Asset Allocation"), Domestic Income Portfolio ("Domestic"), Emerging Growth Portfolio ("Emerging Growth"), Enterprise Portfolio ("Enterprise"), Global Equity Portfolio ("Global Equity"), Government Portfolio ("Government"), Growth and Income Portfolio ("Growth and Income"), Money Market Portfolio ("Money Market") and Morgan Stanley Real Estate Securities Portfolio ("Real Estate") (collectively the "Portfolios"). Each Portfolio is accounted for as a separate entity.

     The goals of the Portfolios are as follows: Asset Allocation seeks a high total investment return consistent with prudent risk; Domestic seeks income as its primary objective and capital appreciation as a secondary objective; Emerging Growth seeks capital appreciation by investing principally in common stocks of small and medium sized companies; Enterprise seeks capital appreciation by investing principally in common stocks; Global Equity seeks long-term growth of capital through an internationally diversified portfolio of equity securities of any nation, including the United States; Government seeks high current return consistent with preservation of capital; Growth and Income seeks long-term growth of capital and income by investing primarily in income-producing equity securities including common stocks and convertible securities; Money Market seeks protection of capital and high current income by investing in short-term money market instruments; and Real Estate seeks long-term growth of capital by investing principally in securities of companies operating in the real estate industry.

     The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation--Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Fixed income investments are stated at value using market quotations. Unlisted securities and listed securities for which the last sales price is not available are valued at the last bid price. For those securities where prices or quotations are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost. For Money Market, all investments are valued at amortized cost.

     Domestic's investments include lower rated and unrated debt securities which may be more susceptible to a decline in value due to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Debt securities rated below investment grade and comparable unrated securities represented approximately 24% of Domestic's net assets at June 30, 1997.

B. Security Transactions--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolios may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolios will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

     The Portfolios may invest in repurchase agreements which are short-term investments in which the Portfolios acquire ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolios may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the

                          June 30, 1997 (Unaudited)
================================================================================
"Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolios will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolios.

     Domestic, Global Equity, Government and Real Estate may trade certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Portfolio and dealers. Upon executing a forward commitment and during the period of obligation, the Portfolio maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Portfolio is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase commitments for which security settlement is not intended by the Portfolio, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis. During the term of the commitment, the Portfolio may sell the forward commitment and enter into a new forward commitment, the effect of which is to extend the settlement date. In addition, the Portfolio may occasionally close such forward commitments prior to delivery.

C. Investment Income--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Issuers of Payment-in-Kind securities may make dividend or interest payments by issuing additional stocks or bonds in lieu of cash payments. Original issue discounts on debt securities purchased are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

D. Organizational Costs--Emerging Growth, Global Equity and Real Estate have reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with each Portfolio's organization in the amount of $6,828 per Portfolio. These costs are being amortized on a straight line basis over the 60 month period ending July 2, 2000. The Adviser has agreed that in the event any of the initial shares of the Portfolios originally purchased by VKAC are redeemed during the amortization period, the Portfolios will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. Federal Income Taxes--It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

                           June 30, 1997 (Unaudited)
================================================================================
     Each Portfolio intends to utilize provisions of the federal income tax laws which allow each Portfolio to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. The following table presents the capital loss carryforward at December 31, 1996 along with its expiration dates. The table also presents the identified cost of investments, including foreign currencies, at June 30, 1997 for federal income tax purposes with the associated gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation on investments, futures, forward currency contracts, forward commitments and foreign currency.

                                                        Asset                       Emerging                           Global
                                                   Allocation        Domestic         Growth       Enterprise          Equity
=============================================================================================================================
Realized capital loss carryforward................         --     $ 1,670,821     $  318,252               --              --
Expiration dates of capital loss carryforward.....         --       1998-2002      2003-2004               --              --
Amount expiring on 12/31/97.......................         --              --             --               --              --
Identified cost...................................$55,849,341     $16,804,436     $4,502,474      $65,909,828    $  3,315,066
Gross unrealized appreciation.....................  6,154,683         616,557      1,405,033       27,187,004         475,580
Gross unrealized depreciation.....................    604,330         139,916         28,833          494,769          32,265
Net unrealized appreciation/depreciation..........  5,550,353         476,641      1,376,200       26,692,235         443,315

                                                                                      Growth
                                                                                         and            Money            Real
                                                                   Government         Income           Market          Estate
=============================================================================================================================
Realized capital loss carryforward................                $13,378,887     $       81      $     1,644              --
Expiration dates of capital loss carryforward.....                  1997-2004           2004             2003              --
Amount expiring on 12/31/97.......................                $ 3,377,875             --               --              --
Identified cost...................................                $61,039,920     $3,832,184      $23,357,553    $196,514,499
Gross unrealized appreciation.....................                    899,386        368,694               --      16,974,691
Gross unrealized depreciation.....................                    236,743         48,229               --       1,796,352
Net unrealized appreciation/depreciation..........                    662,643        320,465               --      15,178,339

     Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and the deferral of losses for tax purposes resulting from wash sales.

F. Distribution of Income and Gains--Government and Money Market declare dividends from net investment income on each business day. Asset Allocation, Domestic, Emerging Growth, Enterprise, Global Equity, Growth and Income and Real Estate declare dividends annually. Government declares distributions from short-term capital gains, if any, monthly. Asset Allocation, Domestic, Emerging Growth, Enterprise, Global Equity, Growth and Income, Money Market and Real Estate distribute net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

                           June 30, 1997 (Unaudited)
================================================================================

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified. For Government, permanent book and tax basis differences relating to the recognition of net realized losses on paydowns of mortgage pool obligations totaling $9,829 were reclassified from accumulated net realized loss to accumulated undistributed net investment income.

G. Foreign Currency Translation--The market values of foreign securities, forward currency exchange contracts and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Standard Time. The cost of securities is determined using historical exchange rates. Income and expenses are translated at prevailing exchange rates when accrued or incurred. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions.

H. Private Placements--A Portfolio may own securities purchased in private placement transactions, which have not been registered under the Securities Act of 1933. Such securities generally may only be resold in a privately negotiated transaction with a limited number of purchasers or in a public offering after they have been registered under the Securities Act of 1933. The issuers of privately placed debt securities held by a Portfolio generally have agreed to register the securities within specified time periods or increase the interest paid on such securities.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly based on the combined average daily net assets of Asset Allocation, Domestic, Enterprise, Government and Money Market as follows:

Average Net Assets                                                  % Per Annum
===============================================================================
First $500 million.................................................   .50 of 1%
Next $500 million..................................................   .45 of 1%
Over $1 billion....................................................   .40 of 1%

     The resulting fee is prorated to Asset Allocation, Domestic, Enterprise, Government and Money Market based on their respective average daily net assets.

     Under the terms of the advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .60% of average daily net assets, the Adviser will reimburse Asset Allocation, Domestic, Enterprise, Government, and Money Market for the amount of the excess. The contractual expense reimbursement shall be made monthly.

     For Emerging Growth, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly of .70% of the average daily net assets of the Portfolio.

     For Global Equity, on April 1, 1997, the Adviser entered into a subadvisory agreement with Morgan Stanley Asset Management Inc. (the "Subadviser") to provide advisory services to the Portfolio and the Adviser with respect to the Portfolio's investments. Prior to April 1, 1997, the Fund's Subadviser was John Govett & Co., Ltd. Advisory fees are calculated monthly, based on the average daily net assets of Global Equity at the annual rate of 1.00%. The Adviser pays 50% of its advisory fee to the Subadviser.

     For Growth and Income, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly, based on the average daily net assets of the Portfolio, of .60% for the first $500 million and .55% for the amount in excess of $500 million.

                          June 30, 1997 (Unaudited)
================================================================================

     For Real Estate, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee equal to 1.00% of the average net assets of the Portfolio. This fee is payable monthly.

     For the period, the Adviser has volunteered to reimburse all expenses in excess of .85% for Emerging Growth, 1.20% for Global Equity, .75% for Growth and Income and 1.10% for Real Estate, of each of the Portfolios' average daily net assets.

     Other transactions with affiliates during the six months ended June 30, 1997 were as follows:

                                                                                                        Growth
                         Asset                    Emerging                    Global                       and     Money     Real
                    Allocation      Domestic        Growth    Enterprise      Equity    Government      Income    Market   Estate
==================================================================================================================================
Accounting and
  cash mgmt             $8,400        $5,100        $4,200       $11,100     $10,800        $7,500        $-0-    $5,400  $16,200
Shareholder
  servicing
  agent's fees           7,500         7,500         7,500         7,500       7,500         7,500         -0-     7,500    7,500
Legal
  (Skadden)              5,600         5,700         4,800         9,600       4,000         4,900       1,100     6,200    5,600


     Accounting and cash management services are provided by VKAC at cost. ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolios. ACCESS provides these services at cost plus a profit. Legal services are provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolios, of which a trustee of the Portfolios is an affiliated person.

     Certain officers and trustees of the Portfolios are also officers and directors of VKAC. The Portfolios do not compensate their officers or trustees who are officers of VKAC.

     The Portfolios provide deferred compensation and retirement plans for their trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is equal to $2,500.

     For the six months ended June 30, 1997, Real Estate paid brokerage commissions to Morgan Stanley Group Inc. and Dean Witter, both of which are affiliates of VKAC, totaling $20,148.

     At June 30, 1997, VKAC owned 10 shares of Emerging Growth, 95,241 shares of Global Equity, 50,000 shares of Growth and Income and 10 shares of Real Estate.

3. Capital Transactions
The Portfolios have outstanding shares of beneficial interest with a par value of $.01 per share. There are an unlimited number of shares authorized.

                           June 30, 1997 (Unaudited)
================================================================================
     For the six months ended June 30, 1997, share transactions were as follows:

                                                 Asset                   Emerging
                                            Allocation    Domestic         Growth      Enterprise
=================================================================================================
Beginning Shares.......................      5,633,242   2,472,121        379,065       5,214,950
Sales..................................        139,786     337,318        238,451         429,796
Dividend Reinvestment..................        115,819       6,869            -0-          70,473
Repurchases............................       (777,354)   (811,076)      (214,577)       (800,765)
                                           ----------- -----------    -----------    ------------
Ending Shares..........................      5,111,493   2,005,232        402,939       4,914,454
                                           =========== ===========    ===========    ============

                                 Global                 Growth and          Money            Real
                                 Equity     Government      Income         Market          Estate
=================================================================================================
Beginning Shares............    215,901      6,606,459      50,000     19,565,725      11,328,283
Sales.......................     87,395        151,313     301,506     14,734,602       8,754,639
Dividend Reinvestment.......      1,424        201,513         615        515,155          66,758
Repurchases.................    (24,096)      (805,952)     (1,242)   (11,719,098)     (5,658,131)
                             ----------    ----------- -----------    -----------    ------------
Ending Shares...............    280,624      6,153,333     350,879     23,096,384      14,491,549
                             ==========    =========== ===========    ===========    ============


     For the year ended December 31, 1996, share transactions were as follows:
                                                 Asset                   Emerging
                                            Allocation    Domestic         Growth      Enterprise
=================================================================================================
Beginning Shares.......................      5,409,616   3,235,694        195,420       5,173,759
Sales..................................        387,499     755,420        366,538         489,441
Dividend Reinvestment..................        821,862     217,401            -0-         611,154
Repurchases............................       (985,735) (1,736,394)      (182,893)     (1,059,404)
                                           ----------- -----------    -----------    ------------
Ending Shares..........................      5,633,242   2,472,121        379,065       5,214,950
                                           =========== ===========    ===========    ============
Capital at 12/31/96....................    $57,866,139 $20,772,963     $4,650,241     $64,671,892
                                           =========== ===========    ===========    ============

                                 Global                 Growth and          Money            Real
                                 Equity     Government      Income         Market          Estate
=================================================================================================
Beginning Shares............    230,530      7,399,648      50,000/1/  21,575,617         799,347
Sales.......................    110,151        184,739         -0-     15,915,843      13,855,117
Dividend Reinvestment.......      3,772        464,018         -0-      1,001,868         197,332
Repurchases.................   (128,552)    (1,441,946)        -0-    (18,927,603)     (3,523,513)
                             ----------    ----------- -----------    -----------    ------------
Ending Shares...............    215,901      6,606,459      50,000     19,565,725      11,328,283
                             ==========    =========== ===========    ===========    ============
Capital at 12/31/96......... $2,102,301    $70,107,395    $500,000    $19,565,725    $144,550,380
                             ==========    =========== ===========    ===========    ============

/1/ Portfolio commenced investment operations during the period.

                           June 30, 1997 (Unaudited)
================================================================================

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, including principal paydowns and excluding forward commitment transactions and short-term investments, were:


                                                                                                           Growth
                Asset                        Emerging                        Global                           and             Real
           Allocation      Domestic            Growth     Enterprise         Equity     Government         Income           Estate
==================================================================================================================================
Purchases  $18,924,873     $ 7,536,263    $ 3,907,391    $34,234,946     $3,129,942    $24,395,298     $3,559,033     $260,093,043

Sales       23,011,585      10,284,860      3,803,893     38,784,550      2,806,645     30,435,996        573,600      211,900,743

5. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

      The Portfolios have a variety of reasons to use derivative instruments, such as to attempt to protect the Portfolios against possible changes in the market value of its portfolio, manage the Portfolio's effective yield, foreign currency exposure, maturity and duration or generate potential gain. All of the Portfolios' holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/ depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract.

      Summarized below are the specific types of derivative financial instruments used by the Portfolios.


A. Futures Contracts--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Portfolios generally invest in futures on U.S. Treasury Bonds and Notes. Upon entering into futures contracts, the Portfolios maintain, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

      Transactions in futures contracts for the six months ended June 30, 1997, for Government, were as follows:

                                                                      Contracts
===============================================================================
Outstanding at December 31, 1996......................................      110

Futures Opened........................................................      626
Futures Closed........................................................     (681)
                                                                           ----
Outstanding at June 30, 1997..........................................       55
                                                                           ====


                           June 30, 1997 (Unaudited)
================================================================================
     The futures contracts outstanding at June 30, 1997, and the descriptions and unrealized appreciation/depreciation for Government are as follows:


                                                                    Unrealized
                                                                 Appreciation/
                                                      Contracts   Depreciation
================================================================================
Long Contracts
U.S. Treasury Bonds - Sep 1997 (Current notional
  value of $111,063 per contract)                        45         $ 109,122
Short Contracts
5-year U.S. Treasury Notes - Sep 1997
  (Current notional value of $105,891 per contract)       3              (132)
10-year U.S. Treasury Notes - Sep 1997
  (Current notional value of $107,875 per contract)       7              (338)
                                                         --         ---------
                                                         55         $ 108,652
                                                         ==         =========

B. Forward Currency Contracts--A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forwards.

     The following forward currency contracts were outstanding in Global Equity as of June 30, 1997:

                                                                    Unrealized
                                                       Current   Appreciation/
Description                                              Value    Depreciation
================================================================================
Long Contracts
French Franc, 127,358 expiring 09/15/97                $21,781       $   (219)
Netherlands Guilder, 27,625 expiring 08/18/97           14,122           (178)
                                                       -------       --------
                                                       $35,903           (397)
                                                       =======       --------

Short Contracts
French Franc, 289,385 expiring 09/15/97                $49,492          1,575
Netherlands Guilder, 65,732 expiring 08/18/97           33,603          1,035
Spanish Peseta, 2,094,768 expiring 09/26/97             14,230            170
                                                       -------          -----
                                                       $97,325          2,780
                                                       =======       --------
                                                                     $  2,383
                                                                     ========

     At June 30, 1997, Global Equity had net realized losses on closed but unsettled forward currency contracts of $876.

                           June 30, 1997 (Unaudited)
================================================================================

6. Forward Commitments

Government trades certain securities under the terms of forward commitments, as described in Note 1. The change in value of these items is reflected as a component of unrealized appreciation/depreciation on forward commitments.

The following forward commitments were outstanding in Government as of June 30, 1997:


Par Amount                                                                 Current      Unrealized
(000)               Description                        Expiration            Value    Appreciation
==================================================================================================
Short Contracts
  $1,000            FNMA, 9.000%, 12/31/23 maturity.... 07/14/97        $1,053,440          $  310
   1,000            GNMA, 8.500%, 12/31/23 maturity.... 07/21/97         1,039,380           2,026
                                                                                            ------
                                                                                            $2,336
                                                                                            ======

                         Results of Shareholder Votes

A Special Meeting of Shareholders of the Trust was held on May 28, 1997 where shareholders voted on the following proposals:

                                                                                            Growth
                        Asset               Emerging                 Global                    and        Money         Real
# of Shares        Allocation    Domestic     Growth   Enterprise    Equity   Government    Income       Market       Estate
============================================================================================================================
1) With Respect to the approval of a new investment advisory agreement between Van Kampen American Capital Asset Management,
   Inc. and the Trust:

In Favor..........  4,791,660   1,977,222    294,334    4,700,829   225,951    5,840,350   156,976   21,956,258   12,141,773
Against...........     70,371       2,654     29,104       52,877        90       54,815         0      428,768      230,547
Abstaining........    462,266      36,833     45,437      276,513     9,398      359,379         0    1,339,808      813,189

2) With respect to the ratification of the selection of Price Waterhouse LLP as independent accountants for the current fiscal year:

In Favor..........  4,835,594   1,971,887    286,532    4,713,366   196,218    5,822,529   156,976   22,465,075   12,369,793
Against...........     23,755         853     36,906       18,292         0       29,091         0       77,503       94,153
Abstaining........    464,948      43,969     45,437      298,562    39,221      402,924         0    1,182,256      721,253

3) With respect to the election of the following trustees:

   J. Miles Branagan
In Favor..........  4,942,558   1,987,354    279,892    4,937,295   227,347    5,981,967   156,976   23,248,646   12,741,990
Withheld..........    381,739      29,356     88,984       92,925     8,092      272,576         0      476,189      443,519

   Richard M. DeMartini
In Favor..........  4,947,104   1,985,953    279,892    4,936,625   227,347    5,991,400   156,976   23,248,646   12,748,139
Withheld..........    377,193      30,757     88,984       93,594     8,092      236,143         0      476,189      437,370

   Linda Hutton Heagy
In Favor..........  4,947,104   1,987,354    279,892    4,911,968   227,347    5,982,570   156,976   23,203,618   12,749,723
Withheld..........    377,193      29,356     88,984      118,251     8,092      271,974         0      521,216      435,786

   R. Craig Kennedy
In Favor..........  4,947,104   1,977,463    279,892    4,935,274   227,347    5,992,486   156,976   23,248,646   12,753,159
Withheld..........    377,193      39,246     88,984       94,945     8,092      262,058         0      476,189      432,350

   Jack E. Nelson
In Favor..........  4,947,104   1,987,354    279,892    4,937,295   227,347    5,981,967   156,976   23,248,646   12,755,166
Withheld..........    377,193      29,356     88,984       92,925     8,092      272,576         0      476,189      430,342

   Jerome L. Robinson
In Favor..........  4,942,558   1,987,354    279,892    4,928,383   227,347    5,980,981   156,976   23,248,646   12,725,754
Withheld..........    381,739      29,356     88,984      101,837     8,092      273,562         0      476,189      459,754

   Phillip B. Rooney
In Favor..........  4,947,104   1,987,354    279,892    4,938,105   227,347    5,992,486   156,976   23,248,646   12,754,915
Withheld..........    377,193      29,356     88,984       92,115     8,092      262,058         0      476,189      430,593

   Fernando Sisto
In Favor..........  4,942,558   1,987,354    279,892    4,927,439   227,347    5,980,981   156,976   23,248,646   12,735,417
Withheld..........    381,739      29,356     88,984      102,780     8,092      273,562         0      476,189      450,092

   Wayne W. Whalen
In Favor..........  4,947,104   1,987,354    279,892    4,928,031   227,347    5,982,570   156,976   23,248,646   12,753,275
Withheld..........    377,193      29,356     88,984      102,189     8,092      271,974         0      476,189      432,233

               Van Kampen American Capital Life Investment Trust

Board of Trustees

J. Miles Branagan
Richard M. DeMartini*
Linda Hutton Heagy
R. Craig Kennedy
Jack E. Nelson
Jerome L. Robinson
Phillip B. Rooney
Fernando Sisto
Wayne W. Whalen*-Chairman

Officers

Dennis J. McDonnell*
        President
Ronald A. Nyberg*
        Vice President and Secretary
Edward C. Wood, III*
        Vice President and Chief Financial Officer
Curtis W. Morell*
        Vice President and Chief Accounting Officer
John L. Sullivan*
        Treasurer
Tanya M. Loden*
        Controller
Peter W. Hegel*
Alan T. Sachtleben*
Paul R. Wolkenberg*
        Vice Presidents

Investment Adviser

Van Kampen American Capital
Asset Management, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Investment Subadviser
(Global Equity Portfolio)

Morgan Stanley Asset
Management Inc.
1585 Broadway
New York, NY 10036

Distributor

Van Kampen American Capital Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Shareholder Servicing Agent

ACCESS Investor Services, Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian

State Street Bank and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Accountants

Price Waterhouse LLP
1201 Louisiana
Houston, Texas 77002


* "Interested" persons of the Portfolio, as defined in the Investment Company Act of 1940.

/C/   Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.

/SM/  denotes a service mark of Van Kampen American Capital Distributors, Inc.


This report is submitted for the general information of the shareholders of the Trust. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Trust which contains additional information on how to purchase shares and other pertinent data.

               Van Kampen American Capital Life Investment Trust

This Page Intentionally Left Blank

Van Kampen American Capital Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181


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